UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-04338

EAGLE CAPITAL APPRECIATION FUND

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

RICHARD J. ROSSI, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Reports to Shareholders

Annual Report

and Investment Performance Review

for the fiscal year ended October 31, 2011

Eagle Capital Appreciation Fund

Eagle Growth & Income Fund

Eagle International Equity Fund

Eagle Investment Grade Bond Fund

Eagle Large Cap Core Fund

Eagle Mid Cap Growth Fund

Eagle Mid Cap Stock Fund

Eagle Small Cap Core Value Fund

Eagle Small Cap Growth Fund

Privacy Notice

Eagle Family of Funds

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President’s Letter1
Performance Summary and Commentary
Eagle Capital Appreciation Fund 2
Eagle Growth & Income Fund 5
Eagle International Equity Fund7
Eagle Investment Grade Bond Fund 9
Eagle Large Cap Core Fund11
Eagle Mid Cap Growth Fund13
Eagle Mid Cap Stock Fund15
Eagle Small Cap Core Value Fund17
Eagle Small Cap Growth Fund19
Investment Portfolios
Eagle Capital Appreciation Fund21
Eagle Growth & Income Fund21
Eagle International Equity Fund22
Eagle Investment Grade Bond Fund 25
Eagle Large Cap Core Fund27
Eagle Mid Cap Growth Fund28
Eagle Mid Cap Stock Fund29
Eagle Small Cap Core Value Fund31
Eagle Small Cap Growth Fund32

Statements of Assets and Liabilities34
Statements of Operations36
Statements of Changes in Net Assets38
Financial Highlights40
Notes to Financial Statements45
Understanding Your Ongoing Costs59
Renewal of Investment Advisory and Subadvisory Agreements62
Principal Risks66
Trustees and Officers70
Privacy NoticePN

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President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report and investment-performance review of the Eagle Family of Funds for the fiscal year that ended October 31, 2011 (the “reporting period”).

This has been an eventful year. Equity markets rallied through the spring but have pulled back since then on a seemingly relentless stream of mixed headlines, from both here in the United States and abroad. Political gridlock in Washington, D.C., created a great deal of uncertainty over the summer and, we believe, was the primary reason Standard & Poor’s downgraded U.S. debt in August. Meanwhile, political instability around the Mediterranean—specifically, debt issues in southern Europe and the “Arab Spring” democracy movements that spread into the fall—has left markets on edge.

The fixed-income environment has had its challenges, too. The New Year brought with it concerns that long-term low interest rates inevitably would lead to near-term inflation. And the summer’s rancorous federal budget debate, and the succeeding S&P downgrade, left some wondering who would buy U.S. Treasuries. We believe that a clearly slow-recovering global economy has allayed fears of the former for now while Europe’s issues have cast U.S. debt as relatively stable.

Our managers at Eagle are aware of headlines but one of the hallmarks of Eagle over its 35 years has been the fundamental research our managers do in constructing portfolios. Our goal here is to provide superior risk-adjusted returns for our long-term clients. Producing the desired results means avoiding getting caught up in today’s headlines (consider how many times in the last month, for example, the news has said Europe is “fixed,” only to hear a few days later it is not fixed at all) and focusing on individual companies that the managers believe have the characteristics necessary to make money for investors.

I hope you will read the commentaries that follow in which our portfolio managers discuss their specific funds. The general consensus among the managers seems to be that we likely face a slow-growth environment for some time and that the volatility we have seen will continue. That said, volatility can create opportunities for long-term investors and there are companies that show the promise of stability and growth, even in a challenging macroeconomic environment.

Here are just a few highlights from this year:

•

The Eagle Growth & Income Fund currently has an overall five-star rating from Morningstar.[1] It is not surprising to us that the investing world suddenly has “woken up” to the idea of dividend-focused investing. In addition, shareholders have been notified that, effective January 20, 2012, the Eagle Large Cap Core Fund will be reorganized into the Eagle Growth & Income Fund.

•	The Eagle Small Cap Core Value Fund (which we will be renaming the Eagle Smaller Company Fund) is now three years old and has produced for its long-term investors a solid track record.[2]

•

High-profile publications increasingly seek the insight of our managers. One example is a recent Barron’s article that featured the Eagle Mid Cap Growth Fund and manager Bert Boksen, CFA®, who also manages the Eagle Small Cap Growth Fund.

I would like to remind you that investing in any mutual fund carries certain risks. The principal risk factors for each fund are described at the end of this report. Carefully consider the investment objectives, charges and expenses of any fund before you invest. Contact us at 800.421.4184 or eagleasset.com or your financial advisor for a prospectus, which contains this and other important information about the Eagle Family of Funds.

We are grateful for your continued support of, and confidence in, the Eagle Family of Funds.

Sincerely,

Richard J. Rossi

President

December 19, 2011

1 For the period ended September 30, 2011, the fund’s Class A shares are rated 5 stars for the overall, three- and five-year periods and 4 stars for the 10-year period among a total of 1,114, 1,114, 964 and 545 funds respectively, in the large-cap value category. Star ratings may be different for other share classes. Morningstar Rating® is based on risk-adjusted performance adjusted for fees and loads. Past performance is no guarantee of future results. Ratings are subject to change each month. 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Funds with at least three years of performance history are assigned ratings from the fund’s three-, five- and 10-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Funds returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star. Investment return and principal value will vary so that investors have a gain or loss when shares are sold. Funds are rated for up to three time periods (three-, five-, and 10-years) and these ratings are combined to produce an overall rating. Ratings may vary among share classes and are based on past performance. Past performance does not guarantee future results.

2 Returns for class A shares as of September 30, 2011 were -3.15% for the 1-year period and 9.90% since inception (inception date: November 3, 2008). Returns represent past performance and do not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance reflects a maximum front-end sales charge of 4.75% applied with dividends and capital gains reinvested. The expense ratio is 1.71%. Current performance may be lower or higher than the performance data quoted and will differ for other share classes. To obtain more current performance data as of the most recent month-end, you may call 800.421.4184 or visit our website at eagleasset.com.

1

Performance Summary and Commentary
Eagle Capital Appreciation Fund

Meet the managers  |  Steven M. Barry, David G. Shell, CFA®, and Timothy M. Leahy, CFA®, are Portfolio Managers of Goldman Sachs Asset Management, LP’s (“GSAM”) “Growth Team.” Messrs. Barry and Shell are Chief Investment Officers and have been responsible for the day-to-day management of the Eagle Capital Appreciation Fund (the “Fund”) since 2002. Mr. Leahy joined GSAM as a Managing Director in 2005, and has been responsible for the day-to-day management of the Fund’s investment portfolio since February 2011.

Effective December 31, 2011, David G. Shell, CFA®, of GSAM, will retire and will no longer have portfolio management responsibilities for the Fund. Steven M. Barry and Timothy M. Leahy, CFA®, will remain with the fund as Chief Investment Officer and Portfolio Manager, respectively. Joseph B. Hudepohl, CFA®, will become a Portfolio Manager and, along with Messrs. Barry and Leahy, assume day-to-day management of the fund. Mr. Hudepohl has been a member of GSAM’s Growth Team since 1999.

Investment highlights  |  The Fund invests primarily in common stocks. The Fund’s portfolio management team believes that wealth is created through the long-term ownership of a growing business. They take a “bottom-up” approach to investing based on in-depth, fundamental research. A bottom-up method of analysis typically emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers use an intensive research process and each company is analyzed as if they were going to own and operate that company indefinitely. Key characteristics of the companies in which the Fund currently seeks to invest may include: dominant market share, established brand name, pricing power, recurring revenue stream, free cash flow, high returns on invested capital, predictable growth, sustainable growth, long product life cycle, enduring competitive advantage, favorable demographic trends and excellent management.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 2.78% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, underperforming its benchmark index, the Russell 1000® Growth Index, which returned 9.92%. The Russell 1000® Growth Index measures performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values and is representative of U.S. securities exhibiting growth characteristics. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/01 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Both the Fund and the Russell 1000® Growth Index delivered positive returns during the Fund’s fiscal

2

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

year as the U.S. economy emerged from a recession and U.S. companies have been reporting earnings above market expectations. Strong returns from U.S. equities over the period reflected optimism on improving trends in labor, housing, manufacturing, and consumer confidence. Utilities and energy were the top performing sectors in both the Fund and the Index, while the telecommunication services and materials sectors lagged.

The Fund delivered positive absolute performance during the reporting period. Stock selection in the information technology and materials sectors and an underweight to the Industrials sector all contributed positively to the Fund’s performance relative to the benchmark. However, the Fund trailed its benchmark, the Russell 1000® Growth Index, during the period. Weakness in select consumer staples, health care and consumer discretionary names detracted from the Fund’s return.

Underperformers  |  Shares of Teva Pharmaceutical Industries Ltd. ADR, a leading manufacturer of generic drugs, declined during the period. This decline was due to competitive pressures and an ongoing infringement trial related to Copaxone, the company’s best-selling branded product and the top multiple sclerosis drug in the world by revenue. Despite these pressures, we continue to believe that Teva is competitively well positioned in the generics industry given its ability to launch earlier than other generics and its expanding global footprint. Furthermore, Teva’s large size and historically high free cash flow enables the company to keep costs low and remain financially flexible. Finally, Teva produces about half of its own active ingredients, which is an additional cost savings that it would otherwise pay to suppliers. The Fund continues to hold this position as we have conviction in Teva and believe it is gaining market share in a growing industry.

Staples, Inc., the office supply chain store, detracted from performance during the period after the company reported earnings that were below consensus estimates and lowered guidance for 2011. While we continue to see a long-term opportunity for the company, we sold out of the position as we believe ongoing cyclical challenges and macroeconomic headwinds may weigh on the business for a more extended period of time than we previously believed. We felt it was prudent to exit our position and reallocate the capital to higher conviction ideas in the Fund.

Shares of Devon Energy Corporation, one of the largest independent oil and gas exploration and production companies, detracted from relative performance during the period. Shares declined due to macroeconomic headwinds and commodity pressures that have affected the energy sector at large. In addition, during the second quarter the company announced an increase in the capital expenditures budget, reflecting the acquisition of liquids-rich acreage and the acceleration of drilling in its existing Permian Basin, in New Mexico, and Canadian County, Oklahoma operations. In our view, the market had overly discounted the announcement and overlooked the potential of the exploratory plays. We also view the company’s announcement that it is looking for a partner in all five of its new venture plays very positively. We continue to have conviction in Devon given its deep inventory of liquids-rich growth plays, as well as its significant exposure to oil assets in Canada and various U.S. plays, and the Fund continues to hold this position.

Within consumer staples, Avon Products Inc. detracted from performance during the period. Avon’s earnings have been impacted by disappointing sales and softer margins due to higher input costs. In addition, management lowered its sales guidance for calendar year 2011. We continue to believe Avon is poised to deliver higher operating margins over the next few years as its broad geographic footprint, particularly in Latin America, provides exposure to numerous growing markets. However, we decided to trim our position during the period and allocated capital to higher conviction ideas in the Fund.

During the period, Northern Trust Corporation, the international financial services company, detracted from relative performance. Shares have recently come under pressure due to the low interest rate environment, regulatory uncertainty and macroeconomic headwinds. Despite these challenges, we believe Northern Trust remains a high quality franchise focused on expanding its business in core markets. In our view, the company has a solid balance sheet and cash position, and we believe that management is focused on rationalizing expenses and carefully managing risk (particularly their European exposure) which we view positively in the current environment. The Fund continues to hold this position.

Top performers  |  MasterCard Inc. (Class A) was a top contributor to performance during the period. The company has benefitted from better-than-expected purchase volume, the number of processed transactions and cross-border volume growth, as well as the positive impact from the announcement by the Federal Reserve on their final decision regarding debit interchange rates (charges on debit card transactions) as part of the last minute amendment to the Dodd-Frank Act of 2010, known as the Durbin amendment, which was more favorable

3

Performance Summary and Commentary
Eagle Capital Appreciation Fund (cont’d)

for the company than the market anticipated. Long-term, we believe the company’s large payment network and robust global footprint will allow it to benefit from the secular growth in cash-less payments and transaction volume growth.

Within the consumer staples sector, shares of Costco Wholesale Corporation, the largest membership warehouse club chain in the U.S., contributed to performance. During the period, the company reported strong revenue growth driven by rising gasoline prices, an increase in membership fees, solid membership renewal rates, and increased operations in global markets. In our view, Costco has a unique recurring revenue business model with higher barriers-to-entry than other retail franchises. We continue to believe accelerated customer traffic and an uptick in membership renewal rates should drive earnings growth. In addition, Costco has proven its ability to open profitable international units, which supports a long store growth runway.

Shares of NIKE, Inc. (Class B), a sportswear and equipment supplier, contributed to performance during the period. In the first quarter of 2011, unexpected pricing pressure from the rising cost of cotton negatively impacted quarterly earnings and the position detracted from relative performance. However, we believed that rising input costs would have only a transient effect on earnings, and we were confident that an improving operating environment coupled with our conviction in NIKE’s strong brand name and pricing power would allow it to pass on rising costs to consumers. We chose to add to our position on this weakness. Shares subsequently rose after the company announced strong sales acceleration in its key North American market in the second quarter of this year and raised its long-term revenue guidance. We believe that Nike has a leading product and innovation cycle, robust supply chain and strong balance sheet which should allow the company to continue to benefit from growing global demand for its products.

Xilinx, Inc., a semiconductor chip company that is a leader in programmable logic devices (“PLDs”), contributed to relative returns during the period. The company reported better-than-expected third quarter 2011 earnings as well as improved gross margins. The company issued a positive outlook on its competitive positioning for the next product cycle and announced a number of new innovations in the pipeline that we believe will drive long-term growth. We maintain our conviction that Xilinx will benefit from the long-term secular trends of PLDs taking share from application-specific integrated circuits (“ASICs”), an alternative semiconductor chip. In our view, the addressable market for PLDs will continue to expand as they offer significant benefits over ASICs such as lower development costs, shorter development time, and upgradability.

Apple Inc., a designer and marketer of consumer electronics, computer software, and personal computers, contributed to the portfolio during the period. The company reported strong quarterly earnings driven by better-than-expected iPhone and iPad sales. We believe the iPhone will continue to gain market share worldwide as Apple continues to build out its business in emerging and developing markets such as China, Brazil and Mexico. We also believe the iPad has joined the iPhone as a key Apple product that will help the company increase market share and build brand awareness as new customers are exposed to the company’s product offerings. In August, Steve Jobs resigned as CEO of the firm and was succeeded by COO Tim Cook. In our view, Mr. Jobs’ resignation did not change the long-term fundamentals of the company. We believe Apple’s platform is now stronger than ever and can be successfully managed by Mr. Cook and Apple’s seasoned management team, following Mr. Jobs’ passing. We believe Apple’s increasing competitive momentum and compelling new products will drive continued outperformance in the stock.

The Fund continues to hold each of the securities noted above as “top performers.”

4

Performance Summary and Commentary
Eagle Growth & Income Fund

Meet the managers  |  Edmund Cowart, CFA®, David Blount, CFA®, and John Pandtle, CFA® are Co-Portfolio Managers of the Eagle Growth & Income Fund (the “Fund”), and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since June 2011. Prior to June 2011, the portfolio was managed by William V. Fries, CFA®, Managing Director, and Cliff Remily, CFA®, of Thornburg Investment Management, Inc.

The performance discussion, including underperformers and top performers, covers the period since Eagle assumed management of the Fund in June 2011.

Investment highlights  |  The Fund invests primarily in domestic equity securities (predominantly common stocks) that the portfolio managers believe are high-quality, financially strong companies that pay above-market dividends, have cash resources (i.e. free cash flow) and a history of raising dividends. The Fund’s portfolio managers select companies based in part upon their belief that those companies have the following characteristics: (1) yield or dividend growth at or above the S&P 500® Index; (2) potential for growth; and (3) stock price below its estimated intrinsic value. The fund can also own a variety of other securities, including fixed income securities, which, in the opinion of the fund’s portfolio managers, offer prospects for meeting the fund’s investment goals.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 4.46% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, underperforming its benchmark index, the S&P 500® Index which returned 8.09%. The

S&P 500® Index is an unmanaged index of 500 U.S stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/01 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  During the period of time in which Eagle managed the Fund through October 31, 2011, the market was mostly characterized by cautious investment and fear selling, bracketed by a pair of equity market rallies. Late in June, investor confidence sparked a late quarter rally. A rebound in June’s ISM Manufacturing Index appeared to indicate that a manufacturing dislocation caused by Japan’s natural disasters was healing. The Federal Reserve’s quantitative easing (QE2) program ended with a whimper, not a bang. In Europe, the Greek parliament approved additional austerity measures likely to facilitate receiving additional bailout funds. However, the rally came to a sudden and dramatic end early in the third quarter. Renewed fears and further distress in

5

Performance Summary and Commentary
Eagle Growth & Income Fund (cont’d)

the euro zone sovereign debt market fueled a substantial increase in volatility in the back half of the quarter. There was additional stress due to the rancorous debate over the U.S. federal debt ceiling, culminating in Standard & Poor’s first ever downgrade of U.S. debt. The subsequent October equity market rally was not enough to bring the S&P 500® Index out of negative territory for the five-month period.

Along with the broad market, the Fund’s performance since June 2011 was negative. The Fund did not have any one sector perform in the negative double-digits; however, seven of the nine economic sectors in which the Fund participated suffered negative returns. Sector allocation during the period did not benefit the Fund relative to the S&P 500® Index. This is mostly due to the Fund’s lack of participation in the information technology sector where it had trouble finding companies that met its investment mandate. This sector was essentially flat in the benchmark during the period; however, this made it one of the more attractive sectors in which to be invested during the period June 2011 through October 2011. On the other hand, stock selection for the Fund was positive relative to the index in eight of the nine economic sectors in which the Fund participated. The Fund benefited from the market’s preference for quality and stability during a period characterized by economic uncertainty.

Underperformers  |  Cooper Industries PLC, a producer of transformers, tools and electrical equipment, was one of the more economically cyclical holdings and was affected strongly by global macroeconomic trends. The Fund sold the stock as it opted for a less cyclical, more defensive name in the current slow growth setting.

JPMorgan Chase & Co., a leading global financial services firm, traded down during the period along with the financials sector in general. However, the stock was not down as much as most other diversified financial services stocks. The Fund continues to own the stock.

3M Company, the American multinational conglomerate corporation, traded down along with the rest of the industrial conglomerates on global macroeconomic fears. The stock’s return over the period roughly matched the returns of its peers.

Investors were disappointed as amortization costs related to CenturyLink, Inc.’s acquisition of Qwest Communications International Inc. proved to be higher than expected. Fund management does not believe that this increase will affect the company’s cash flow and the Fund continues to own the provider of high speed internet, phone and TV service’s stock.

Food inflation provided a headwind for Sysco Corporation’s stock during the period, making it difficult for the marketer and distributor of foodservice products to perform above market expectations. The Fund continues to own the stock.

Top performers  |  McDonald’s Corporation, a global restaurant, has enjoyed strong top-line performance, showing a consistent ability to overcome difficult macro conditions and keep growing their business while managing margin pressures.

Regal Entertainment Group, a leading motion picture exhibitor, reported strong cinema attendance growth trends and good quarterly results which pushed the stock price up significantly during the period.

Simon Property Group, Inc., a commercial and real estate company, proved to be a good defensive pick during a period of economic uncertainty. The company’s core regional mall and outlet platform continued to show positive momentum.

Abbott Laboratories, a diversified pharmaceutical and health care product company, showed increasing visibility and solid revenue growth above market expectations. Due to these factors, the stock price benefited.

The stock of global broadband and telecommunications company Verizon Communications, Inc. held steady during the period of macroeconomic uncertainty, with earnings results that have come in at market expectations. The company is ahead of schedule on builds of their Long Term Evolution, a standard for wireless communication of high speed data.

The Fund continues to hold each of the securities noted above as “top performers.”

6

Performance Summary and Commentary
Eagle International Equity Fund

Meet the managers  |  Richard C. Pell is Chief Executive Officer at Artio Global Investors Inc. and Chief Investment Officer at its affiliate, Artio Global Management LLC (“Artio Global”). Rudolph-Riad Younes, CFA®, is Head of International Equities at Artio Global. Messrs. Pell and Younes have managed the Eagle International Equity Fund (the “Fund”) since 2002.

Investment highlights  |  The Fund invests primarily in foreign equity securities. The Fund’s portfolio managers seek investment opportunities within the developed and emerging markets. In the developed markets, a “bottom-up” approach is adopted. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In the emerging markets, a “top-down” assessment consisting of currency/interest rate risks, political environments/leadership assessment, growth rates, structural reforms and risk (liquidity) is applied. A top-down method of analysis emphasizes the significance of economy and market cycles. In Japan, given the highly segmented nature of this market comprised of both strong global competitors and protected domestic industries, a hybrid approach encompassing both bottom-up and top-down analyses is conducted.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned -12.90% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, underperforming its benchmark index, which returned -4.66%. The Fund’s benchmark index, the Morgan Stanley Capital International® All Country World Index ex-US (“MSCI® ACWI ex-US”), is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/01 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  During the fiscal year ended October 31, 2011, we witnessed an extraordinary number of major events affecting both global economies and markets, and, more importantly, the lives of citizens in both earthquake- and tsunami-ravaged Japan as well as the large populations of individuals living through the events of the Arab Spring. On top of these human events was the worsening of the sovereign debt crisis in Europe, which continues largely to dictate the trajectory of markets. Fears over a Greek default and contagion to the periphery countries in Europe contributed to major declines in markets during the months of August and September, coupled with high levels of market volatility. The markets also were impacted by S&P’s decision to cut its AAA rating on U.S. government debt to AA+, as well as renewed

7

Performance Summary and Commentary
Eagle International Equity Fund (cont’d)

fears that the fragile global economy may be sliding back toward a possible recession. Emerging markets underperformed the developed world as there was generally a “risk off” move by investors against the negative backdrop for most of the period under review. From a sector perspective, looking across both developed and emerging markets, the worst hit were utilities (impact of Japan’s nuclear disaster following the tsunami) and, not surprisingly, financials given the unraveling sovereign debt debacle in Europe. The best performing sectors were consumer staples and health care (fears over weakening global growth which favored non-discretionary, consumer-oriented companies), as well as energy.

In an environment which tended to favor more of a “risk off” bias, the Fund’s positioning within emerging markets relative to the MSCI® ACWI ex-US benchmark largely explained the underperformance for the period. Despite these challenges, the Fund remains committed to the emerging world, particularly in Asia, where we continue to see attractive, long-term opportunities for shareholders. During the period, the Fund’s overweight position in China detracted from the Fund’s relative performance. Fears shifted from worries about possible economic overheating in China to fears at the opposite end of the spectrum that the economy would experience a hard landing. The overweight position and stock selection within India also detracted from the Fund’s relative performance, with a number of infrastructure-related stocks underperforming. Stock selection in Russia and Brazil also had a negative impact amid concerns over slowing global growth. On a positive note, stock selection in Taiwan contributed to results given the Fund’s position in a smartphone company. Within developed markets, the Fund underperformed due primarily to a few stock-specific issues. Currency hedging also detracted for the period.

Underperformers  |  A combination of fears over rising inflation earlier in the reporting period, as well as concerns over slowing global growth, negatively impacted India and other emerging markets. Larsen & Toubro Ltd. GDR, India’s largest engineering company, was not immune to this backdrop. The Fund continues to hold this position.

VTB Bank OJSC GDR, Russia’s second largest bank, underperformed against concerns the economy is slowing, potentially affecting the outlook for loans within the industry. Although it underperformed, the Fund continues to hold this position.

Hang Lung Properties Ltd., a real estate developer based in Hong Kong, underperformed as concerns over a possible hard landing for the Chinese economy impacted property-related companies. The Fund continues to hold this position.

Sberbank, Russia’s largest lender, underperformed against fears of an economic slowdown and the impact on loan growth in the country. The Fund continues to hold this position.

Erste Group Bank AG, active in Eastern Europe, underperformed amidst difficulties surrounding foreign currency loans made in Hungary, which announced plans to impose mortgage losses on lenders. The Fund sold its position.

Top performers  |  Baidu Inc./China ADR, a Chinese internet search engine company, outperformed during the period. The shares received a particular tailwind toward the end of the period amid strong third quarter earnings and a growing belief the country will begin to ease measures designed to cool inflationary pressures. The Fund continues to hold this position.

Against higher oil prices, robust demand for gas and stronger refining margins, Netherland’s based Royal Dutch Shell PLC (Class A), Europe’s largest oil company by market value, outperformed. Despite sluggish economic growth in Europe and the U.S., world oil demand continues to grow in China, India and other developing countries. The Fund continues to hold this position.

The Fund’s position in HTC Corporation, a Taiwanese manufacturer of smartphones, was sold for several reasons, including profit taking, continued uncertainty behind Apple Inc. patent lawsuits, increasing strength of Samsung products and Google’s acquisition of Motorola (a direct competitor).

Dragon Oil PLC, the international oil and gas exploration, development and production company, with primary operations in Turkmenistan, outperformed for the period. The shares were supported by the company’s expectations that its rate of production growth would be maintained with prospects for increases in coming years. The Fund continues to hold this position.

First Quantum Minerals Ltd., Canada’s second-largest publicly traded copper producer, outperformed. After wide outperformance versus its sector and peers, the Fund sold it and took the profits on the position given more modest expectations for further upside potential.

8

Performance Summary and Commentary
Eagle Investment Grade Bond Fund

Meet the managers  |  James C. Camp, CFA®, a Managing Director at Eagle Asset Management (“Eagle”) and Joseph Jackson, CFA®, are Co-Portfolio Managers of the Eagle Investment Grade Bond Fund (the “Fund”) and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since the Fund’s inception.

Investment highlights  |  The Fund invests primarily in investment grade fixed income securities. Investment grade is defined as securities rated BBB- or better by Standard & Poor’s Rating Services or an equivalent rating by at least one other nationally recognized statistical rating organization or, for unrated securities, those that are determined to be of equivalent quality by the Fund’s Portfolio Manager. The average portfolio duration of the Fund is expected to vary and may generally range anywhere from two to seven years based upon economic and market conditions. The Fund expects to invest in a variety of fixed income securities including, but not limited to, corporate debt securities of U.S. and non-U.S. issuers, including corporate commercial paper; bank certificates of deposit; debt securities issued by states or local governments and their agencies; obligations of non-U.S. Governments and their subdivisions, agencies and government sponsored enterprises; obligations of international agencies or supranational entities (such as the European Union); obligations issued or guaranteed by the U.S. Government and its agencies; mortgage-backed securities and asset-backed securities; commercial real estate securities; and floating rate instruments.

This Morningstar Style Box™ shows the duration and credit quality of bonds held in the Fund. Duration and credit quality are two main components of bond performance. The assessment reflects the fund’s portfolio as of the date reported and is not a precise indication of risk or performance—past, present or future. Definitions of style assessments: Duration: Short, up to 3.5 years; Intermediate, more than 3.5 years to less than six years; Long, six years or greater. Credit quality: High, AA or better; Medium, A or BBB; Low, BB or lower as rated by Standard & Poor’s or its equivalent, as reported to Morningstar. Source: Morningstar, Inc.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 2.75% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, underperforming its benchmark index, which returned 3.22%. The Fund’s benchmark index, the Barclays Intermediate Government/Credit Bond Index, includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 3/1/10 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 3.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

9

Performance Summary and Commentary
Eagle Investment Grade Bond Fund (cont’d)

Performance discussion  |  The past twelve months in the fixed income market could be best described as long periods of quiet nervousness punctuated by short periods of extreme panic. 2011 proved a continuation of 2010 in Europe—just with more concerning signs. The problems in Greece, as feared, spread to Spain, Portugal and Italy, swiftly creating downward pressure on Treasury yields. The ever-changing tone out of the euro zone was the most persistent and impactful storyline during the year. We expect this to continue into 2012 until some sort of sprawling resolution encompassing the entire Euro area is reached. Domestically the story garnering the most media coverage was the S&P downgrade of U.S. debt. It would be difficult to discern the real impact of the downgrade, considering that modern era low interest rates on U.S. Treasuries were reached after the downgrade. The items of note that caused more market reaction are concerns over the mortgage market which persist and, more importantly, fraudulent foreclosure practices that have presented potentially devastating legal liabilities for some primary financial institutions. This is an unresolved issue for many banks heavily involved in home loans before the credit crisis and will require close monitoring in 2012.

In the twelve-month period ended October 31, 2011, the Fund underperformed the Barclays Intermediate Government/Credit Bond Index by 47 basis points. The biggest contributor to the Fund’s performance, relative to its benchmark, was its positioning in corporate credit. The Fund was overweight high quality industrials as riskier issues underperformed. In terms of total return, financial institution holdings (as a sector) led all sub-sectors of the Fund. The corporate sector overall was the best performing sector of the Fund, outpacing Treasuries by a slim margin. The Fund’s mortgage backed securities, covered bond and government-related holdings also earned positive total returns despite lagging corporate credit and Treasuries. The utilities sub-sector lagged all others in the Fund, but also earned a positive total return.

Underperformers  |  The American internet consumer-to-consumer corporation eBay, 1.63%, 10/15/15, underperformed higher beta securities during the quarter as investors sought high-yielding investments. The Fund sold this security.

Both General Mills Inc., 5.65%, 02/15/19 and PepsiCo Inc., 7.90%, 11/01/18, and consumer products companies in general, were hurt by rising inflation and tightening margins due to the recent run-up in commodity prices. The Fund sold both of these securities.

Kreditanstalt fuer Wiederaufbau, 2.75%, 9/08/20, the German government-owned development bank, underperformed during the period due to renewed concerns over the European banking system. The Fund no longer owns this security.

American telecommunications company AT&T Corporation, 7.30%, 11/15/11, along with other short-duration issues, underperformed during the period as recession fears peaked. This issue has called.

Top performers  |  Intermediate-Long Treasuries, specifically U.S. Treasury Notes, 2.00%, 04/30/16 and 2.38%, 07/31/17, rallied during the period thanks to fears of recession locally and in Europe. The Fund continues to own both securities.

Investors preferred non-money center financial institutions, such as CME Group Index Services LLC, 144A, 4.40% 03/15/18 and US Bancorp, 4.13%, 5/24/21, during times of stress in 2011. The Fund sold CME Group during the period once it reached its price target. The Fund continues to own US Bancorp.

The Fund owns Google Inc., 3.63%, 05/19/21, an American multinational public corporation invested in internet search, cloud computing and advertising technologies. High quality, cash flow-rich tech companies, such as Google, outperformed riskier issuers late in the year. The Fund continues to own this position.

10

Performance Summary and Commentary
Eagle Large Cap Core Fund

Meet the managers  |  Richard Skeppstrom, John “Jay” Jordan, CFA®, Craig Dauer, CFA®, and Robert Marshall at Eagle Asset Management, Inc. (“Eagle”) have been Co-Portfolio Managers of the Eagle Large Cap Core Fund (the “Fund”) since inception. Mr. Skeppstrom is a Managing Director at Eagle.

Investment highlights  |  The Fund invests primarily in common stocks. When identifying investments for the Fund, the portfolio managers use a “bottom-up” research process that is combined with a proprietary relative-valuation discipline. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. In general, the portfolio managers seek to select securities that, at the time of purchase, have above-average expected returns and at least one of the following characteristics: projected earnings growth rate at or above the benchmark index, above-average earnings quality and stability, or a price-to-earnings ratio comparable to the benchmark index.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 5.78% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, underperforming its benchmark index, the S&P 500® Index which returned 8.09%. The S&P 500® Index is an unmanaged index of 500 U.S stocks and gives a broad look at how stock prices have performed. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 5/2/05 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Major stock market indexes posted satisfactory returns during the 12-month reporting period, supported by continued Federal Reserve accommodation, strong corporate earnings growth and an expanding economy. Significant volatility occurred, however. Following a strong first quarter when the equity market overcame significant shocks of widespread Middle East turmoil and a devastating earthquake and tsunami in Japan which impacted supply chains, major stock indexes were mixed in the second quarter. Strong earnings carried the market higher through April, but equity prices lost their upward momentum in May as weaker economic data, euro-zone sovereign debt concerns and the imminent June conclusion of the Federal Reserve’s quantitative easing (QE2) program prompted investors into a more cautious stance. Stocks finally rallied in late June after the Greek Parliament approved a five-year austerity plan demanded by international creditors, but the rally was short-lived.

A seemingly relentless stream of negative developments sent stock prices sharply lower during the third quarter, ending with

11

Performance Summary and Commentary
Eagle Large Cap Core Fund (cont’d)

the fifth consecutive monthly decline for major indexes as investors reacted to: deepening concerns over the European sovereign debt crisis; partisan intransigence in raising the federal debt ceiling; S&P’s downgrade of U.S. credit, weakening global economic data that raised the possibility of a double-dip recession domestically; negative growth potential in the euro-zone; no growth in Japan; and at least a significant slowdown in China. Investor sentiment turned positive in October as stock prices rebounded, fueled strongly by the growing optimism of European efforts to resolve its debt crisis, eased domestic recession concerns and mostly upbeat third quarter earnings reports.

The S&P 500® Index performance during the period was led by energy, utilities, consumer discretionary, consumer staples, health care and information technology sectors. The Fund captured the performance in those sectors with particularly strong absolute returns from utilities, energy, health care, industrials, information technology and consumer staples. Weaker-performing sectors included telecommunication services, financials, consumer discretionary and materials.

Underperformers  |  Sprint Nextel Corporation, a global provider of voice, data and internet services, reacted to negative commentary regarding potential liquidity issues following its commitment to Apple Inc. for the iPhone and media misinterpretation/poor CFO communication regarding future capital market needs. Sprint later reported third quarter earnings above expectations with much greater detail regarding both the costs associated with the iPhone as well as the Network Vision plan. Fund management believes that this sets up the stock for several potential positive catalysts in the intermediate term. The Fund continues to hold this position.

The Walt Disney Company, a diversified worldwide entertainment company, saw a negative stock price reaction due to lowered earnings estimates by a couple of percentage points due to sluggish ad trends and slightly slower-than-expected park attendance trends. This was certainly exacerbated by recession fears. The Fund continues to hold this position.

Staples, Inc., the office supply chain store, tumbled after reporting first quarter 2011 earnings that were shy of Street estimates. European margins were hurt by capital spending for revenue growth that didn’t occur due to the macro slowdown and, as a result, guidance was trimmed for the year. Corrective actions have been taken and the stock’s weakness has created a compelling relative valuation. The Fund continues to hold this position.

Apache Corporation, an American independent oil and gas corporation, along with the energy sector in general, came under pressure in August and September on declining energy/commodity prices as global economic growth concerns were heightened by the European sovereign debt crisis. The Fund continues to hold this position.

Adobe Systems Inc., an American computer software company, experienced underperformance that was mostly due to worries centered around the European credit crisis and the potential for further budget cuts. While the company posted better-than-expected second quarter results, along with better-than-expected Japanese sales, Europe was slightly below expectations. Europe comprises 31% of Adobe’s revenue. The position was sold in August.

Top performers  |  Apple Inc., designer and marketer of consumer electronics, computer software, and personal computers, posted exceptional June quarter results paced by strong sales of both iPhones and iPads and expectations for the upcoming iPhone5 which Fund management believes will helps support continued sales momentum.

UnitedHealth Group Incorporated, a provider of health services and benefits, performed well as investors become increasingly comfortable that managed care companies can successfully navigate U.S. healthcare reform, reflected by rising earnings estimate revisions.

Tyco International Ltd., a leading provider of electronic security products and services, was a top performer as Schneider National Inc. held exploratory discussions with bankers regarding a potential acquisition of Tyco. While we believe the magnitude and complexity of the transaction made a deal unlikely, Schneider’s interest highlighted the strong free cash flow yield at Tyco as well as the improving business trends and operating leverage at ADT North America, a division of Tyco.

Bed Bath & Beyond Inc., a chain of domestic merchandise retail stores, produced a significant positive earnings surprise in February of $1.12 versus a consensus of $0.97 and management’s $0.91-$0.95 guidance. Additionally, management provided 2011 guidance at the low end of what was slightly above consensus.

Exxon Mobil Corporation, and the energy sector in general, benefited from the increasing intensity of internal conflicts in the Middle East earlier this year, which sharply boosted oil prices on supply concerns. While oil prices remain below most theoretical estimates of demand destruction levels, rising energy prices bear attention as to their potential impact on global economic growth.

The Fund continues to hold each of the securities noted above as “top performers.”

12

Performance Summary and Commentary
Eagle Mid Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), is the Portfolio Manager of the Eagle Mid Cap Growth Fund (the “Fund”), and has managed the Fund since its inception. Eric Mintz, CFA®, has been Co-Portfolio Manager since 2011, and Christopher Sassouni, DMD, has served as Assistant Portfolio Manager of the Fund since 2006. Mr. Mintz served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of mid-cap, rapidly growing companies. The portfolio managers use a “bottom-up” investment approach through a proprietary research strategy that emphasizes the selection of mid-cap growth stocks that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The Fund’s portfolio managers believe that conducting extensive research on mid-cap companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 6.89% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, underperforming its benchmark index, which returned 10.08%. The Fund’s benchmark index, the Russell Midcap® Growth Index, measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/01 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  All but the telecommunication services sector posted positive returns for the Fund during the period. Consumer staples, energy and consumer discretionary posted the largest absolute returns while the telecommunication services sector slightly hindered the Fund’s performance relative to its benchmark for the period. In consumer staples, strong returns in the food and staples retailing and food products industries led sector performance for the period. The oil, gas and consumable fuels industry reflected strong returns to support solid performance in the energy sector. In consumer discretionary, the textiles apparel and luxury goods and multiline retail industries led with solid absolute returns. Within telecommunication services, the wireless telecommunication services industry dragged down returns for the reporting period.

13

Performance Summary and Commentary
Eagle Mid Cap Growth Fund (cont’d)

The Fund underperformed its benchmark index during the reporting period. The financials, industrials, energy, materials and information technology sectors pulled returns relative to the Fund’s benchmark down for the period. Weak performance in the real estate management and development and diversified financial services industries dragged down relative returns in financials. In industrials, a slight overweight along with underperformance in the machinery space and underperformance in the trading companies and distributors industry damaged sector returns. Soft results in the oil, gas and consumable fuels industry hurt relative returns in energy. In materials, an overweight position and underperformance in the metals and mining industry hurt returns for the period. Underperformance in the software and internet software and services industries negatively affected the information technology sector result. The Fund did perform well against the index within the consumer staples, consumer discretionary and health care sectors. An overweight position in an outperforming personal products industry boosted relative returns in consumer staples. Strong performance in the internet and catalog retail industry and a slight overweight and outperformance in the textiles apparel and luxury goods led to strong consumer discretionary relative returns. In health care, overweight positioning in the health care technology industry boosted sector returns for the period.

Underperformers  |  Akamai Technologies Inc. provides technologies that improve the delivery of content over the Internet. The firm saw lower-than-expected revenue growth as content delivery traffic was not substantial enough to offset continued price decreases.

Jones Lang LaSalle, Inc. is a provider of integrated real estate and investment management services. The firm experienced softer-than-expected leasing and sales rates during the period and encountered concerns related to exposure in European markets and the associated economic turmoil in the region.

Dril-Quip, Inc. is one of the world’s leading manufacturers of precision-engineered offshore drilling and production equipment. It specializes in deep water depths and harsh environments. The company is levered to deep-water drilling activity in the Gulf of Mexico and growth in its subsea business, for which permitting recently has begun to pick back up. Dril-Quip, along with the rest of the industry, saw increased scrutiny of its project specifications and testing procedures in the wake of the BP oil spill, resulting in slightly extended completion timeframes in some instances.

WESCO International, Inc., a distributor of electrical supplies, tempered expectations in light of ongoing economic uncertainty as weaker-than-expected construction trends put pressure on the firm’s end markets.

Shares of Whiting Petroleum Corporation, a domestic oil and natural gas company, traded down due to spotty well-completion results earlier in the period.

The Fund sold out of each of the securities noted above as “underperformers.”

Top performers  |  ARM Holdings PLC ADR, a beneficiary of smartphone and tablet adoption, announced that a future version of the Windows operating system will run on ARM-based processors. This will enable the company to expand its addressable market to include Windows-based tablets and potentially servers, notebooks and desktop PCs.

Deckers Outdoor Corporation designs and markets performance and casual footwear, as well as outerwear and accessories. The stock has experienced substantial benefit from revenue growth in its UGG® footwear line as the assortment expansion increases the firm’s addressable market.

Herbalife Ltd. is a provider of nutritional supplements and personal care products with focus on weight management and wellness. The stock continues to benefit from an aging population and a general increase in the level of health awareness by consumers. In addition, Herbalife is making significant headway into China.

Dollar Tree Stores, Inc. operates discount stores across the United States. The stock has benefited from the current environment as consumers look to save money on household supplies and other everyday purchases.

Cerner Corporation, a provider of healthcare information technology solutions, is well-aligned with the federal Health Information Technology for Economic and Clinical Health (HITECH) Act and is seeing continued growth given the legislation’s focus on electronic health records security.

The Fund continues to hold each of the securities noted above as “top performers.”

14

Performance Summary and Commentary
Eagle Mid Cap Stock Fund

Meet the managers  |  Todd L. McCallister, Ph.D., CFA®, is a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”) and Co-Portfolio Manager of the Eagle Mid Cap Stock Fund (the “Fund”). Dr. McCallister has 24 years of investment experience and has managed the Fund since its inception. Scott Renner has been Co-Portfolio Manager since 2011. Stacey Serafini Thomas, CFA®, served as Assistant Portfolio Manager to the Fund from 2000 to 2005, before being named Co-Portfolio Manager in 2005.

Investment highlights  |  The Fund invests primarily in stocks of mid-capitalization companies. The portfolio managers of the Fund employ a “bottom-up” stock-selection process to identify growing, mid-cap companies that are reasonably priced. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers seek to gain a comprehensive understanding of a company’s management, business plan, financials, real rate of growth and competitive threats and advantages.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned -1.18% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, underperforming its benchmark index, the S&P MidCap 400® which returned 8.55%. The S&P MidCap 400® is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/01 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  During the fiscal year, stocks mostly traded together and idiosyncratic risk was small. In early 2011, many were surprised that the stock market continued to produce strong returns in spite of headline news difficult to overlook: select European bond yields were at all-time highs; the world’s third-largest economy suffered dual disasters; state and local cutbacks took place here in the United States; oil prices were at several-year highs; housing prices had fallen to a new post-bubble low; and developed nations continue to have high debt burdens. Then, during mid-2011, the S&P MidCap 400® Index dropped almost 20%. One might expect that several investment opportunities have developed in the past few months. However, economic risks are clearly heightened because global credit markets that are now reflecting the stresses in Europe, the economies of China, and emerging markets are slowing. In addition, there is a definite fiscal headwind here in the United States.

15

Performance Summary and Commentary
Eagle Mid Cap Stock Fund (cont’d)

The Fund underperformed its index benchmark, the S&P MidCap 400®, during the period. Relative to the Fund’s benchmark, the telecommunication services sector had the best performance while consumer discretionary, followed by industrials and staples, had the worst performance. For the period, the Fund was overweight in consumer discretionary, with most of that in media holdings. While the Fund’s media holdings outperformed the media in the index, its overweighting hurt the Fund’s allocation affect. Furthermore, the underweight in specialty retailers hurt the Fund, and its holdings were down slightly, while the retailers in the index were up. The Fund still maintains the underweight in retailers as it is a cyclical industry by nature that often does not meet the Fund’s investment criterion. Industrials were hurt as the Fund’s machinery holdings underperformed the index. The Fund underperformed while being underweight consumer staples as the sector became a safe haven trade for investors concerned with the economy.

Underperformers  |  The Fund purchased stock in Illumina, Inc., a global company that develops innovative array-based solutions for DNA, RNA and protein analysis, after the company missed estimates for earnings and revenue. It was thought that guidance was more achievable, yet the shares traded lower. For the remainder of the period, exposure to the National Institute of Health and the European Union hurt the stock. Aside from Europe, there were concerns that the National Institute of Health would be cutting its budget during the debate over the debt ceiling. The Fund sold this position.

DISH Network Corporation, the second largest pay TV provider in the U.S., experienced a sell-off this summer after it surprised the Street with subscriber churn in its satellite business. The Fund continues to own this position as we believe its inexpensive valuation should work in the long term.

Lazard Ltd., the world’s preeminent advisory investment bank, was purchased as an effort to own more mergers and acquisitions boutiques, because the Fund expected that business segment to return to a stronger pace. However, the stock experienced a sell-off as mergers and acquisitions were uneven across the globe due to weak CEO confidence levels. The Fund sold the holding as European and U.S. sovereign debt crises continued to erode CEO confidence, which is key to mergers and acquisitions.

General Cable Corporation, a manufacturer of copper, aluminum and fiber optic wire and cable products for the energy, industrial, specialty and communications markets, was lower on similar concerns of European exposure. General Cable also missed earnings due to delayed shipments and foreign currency translations. The Fund sold the holding as we felt it would be best to lower the Fund’s exposure to Europe.

Lam Research Corporation, a supplier of wafer fabrication equipment and services to the worldwide semiconductor industry, traded lower as it reported fewer revenues this quarter. The Fund continues to hold the position as it has large market shares in both etching and cleaning of circuit boards and over $1 billion in cash.

Top performers  |  National Oilwell Varco, Inc., a worldwide leader in providing major mechanical components for land and offshore drilling rigs, saw an uptick in inbound orders. The orders were lifted as there has been a large change in the sentiment for contract drillers, causing them to increase their orders for rigs. New orders for capital equipment jumped to $2 billion during this period, and it was the first time orders exceeded deliveries since 2008. The Fund sold National Oilwell Varco in the spring, as it grew out of the market cap range of the Fund.

Check Point Software Technologies Ltd., a leader in network security software, continues to cross-sell its products after it acquired Nokia’s appliances business. The company has had success migrating users to newer versions of the platform, and these newer versions have additional functionality and higher average selling prices. The Fund continues to own the stock.

Agilent Technologies Inc., a manufacturer of a wide range of analytical instrumentation relating to mass spectrometry, spectroscopy, chromatography and biotechnology, continued to execute well throughout the period. The company is the leader in measurement devices, with larger clients in the wireless communications and life-sciences industries. The Fund continues to hold this position.

Fossil, Inc., a designer and manufacturer of clothing and accessories, continues to do well as it is an example of one of the few specialty retailers that operates in a niche market with a solid brand as its barrier to entry. We believed the watch and accessories company was trading at a good value and that, going forward, the revenue growth was still going to be strong and gross margins would continue to be robust. The Fund sold the position when the security reached its target valuation.

LaSalle Hotel Properties is a hotel real estate investment trust (“REIT”) which owns 35 upscale hotels. LaSalle has relationships with lodging companies like Westin, Hilton and Hyatt Hotels. We purchased this holding toward the end of the fiscal year as the company traded lower when compared to other hotel REITs despite being in a much more enviable debt-to-equity ratio. Shortly after the Fund initiated a position, the stock traded higher following an announcement of a share repurchase valued at $100 million. The Fund continues to hold this position.

16

Performance Summary and Commentary
Eagle Small Cap Core Value Fund

Meet the managers  |  David M. Adams, CFA®, and John “Jack” McPherson, CFA®, Managing Directors at Eagle Boston Investment Management, Inc. (“EBIM”), are Co-Portfolio Managers of the Eagle Small Cap Core Value Fund (the “Fund”), and have been jointly responsible for the day-to-day management of the Fund’s investment portfolio since its inception.

Investment highlights  |  The Fund invests primarily in equity securities of small-capitalization companies. Using a valuation sensitive approach to investing, the Fund’s portfolio managers seek to capture capital growth by selecting securities that the portfolio managers believe are selling at a discount relative to their underlying value and then hold them until their market value reflects their intrinsic value. To assess value, a “bottom-up” method of analysis is utilized. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. Other factors that the portfolio managers may look for when selecting investments include: management with demonstrated ability and commitment to the company, above-average potential for earnings and revenue growth, low debt levels relative to total capitalization and strong industry fundamentals.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 11.35% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, outperforming both benchmark indices, the Russell 2000® Index and Russell 2500® Index, which returned 6.71% and 7.97%, respectively. The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index, and the

Russell 2500® Index is a market cap weighted index that includes the smallest 2,500 companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/3/08 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  Over the course of the Fund’s fiscal year, volatility in the global markets, in general, and U.S. small cap markets, in particular, increased dramatically. The major concerns were the same issues that had been an overhang on economic activity since the recovery began over two years ago: sovereign debt issues and their implied contagion; the United States’ debt ceiling and implied fiscal reform for the next decade; and current high unemployment rates and lower-than-normal expected GDP growth coming out of the global recession. Along with geopolitical risks in North Africa and the Middle East, the ongoing sovereign debt issues in Europe and a

17

Performance Summary and Commentary
Eagle Small Cap Core Value Fund (cont’d)

natural disaster/nuclear crisis in Japan, the market, during the period, traded lower.

For the period, every industry sector, aside from telecom services, provided positive returns for the benchmark. The Russell 2000® Index was led by energy, consumer staples, utilities and health care, and the Russell 2500® Index was led by consumer staples, energy, utilities, consumer discretionary and health care, all of which outperformed respectively. The Fund realized good absolute returns during the period from these sectors. The market rewarded those industries and sectors with the greatest growth in top and bottom line. The telecom services, financials, materials, industrial and information technology sectors underperformed the overall benchmark respectively. Relative to the benchmark, the Fund outperformed most in the industrials, consumer staples and health care sectors. In industrials, the Fund benefited from strong stock selection, while being neutrally weighted. In consumer staples, the Fund was slightly overweight, with strong stock selection leading to outperformance, while in health care, outperformance was driven by strong stock selection. The only sector detracting from relative performance was telecom services, where the Fund was overweight and underperformed.

Top performers  |  Herbalife Ltd., a multi-level marketer of nutritional supplements, rose 95% as the company reported strong quarterly earnings growth and reiterated a strong future outlook based largely on the continued success of the rollout of their daily consumption model.

Aspen Technology, Inc., an enterprise software company, appreciated 57% due to strong fundamental demand for their AspenONE suite of software, along with the recognition that their transition from a license-based business model to a subscription-based model is progressing well.

Rosetta Resources Inc., an oil and gas exploration and production company, appreciated 85% due mainly to success in various resource plays, particularly the Eagle Ford Shale and Alberta Bakken Shale, leading to increased production and cash flow.

Dycom Industries, Inc., a provider of engineering, construction and maintenance services to telecom and cable providers, has witnessed a significant and sustainable increase in demand for its services as customers continue to build out networks. The stock has appreciated 79% and we believe strong demand will continue for the foreseeable future.

Cubist Pharmaceuticals, Inc., a developer, manufacturer and marketer of biopharmaceuticals, appreciated 63% on the continued success of their primary drug Cubicin, coupled with a growing new drug and distribution pipeline.

The Fund continues to hold each of the securities noted above as “top performers.”

Underperformers  |  Alpha Natural Resources, Inc., a coal producer, dropped 48% as weaker pricing for coal weighed on investor psychology, and the company’s acquisition of Massey Energy created a possible transition of the shareholder base. The Fund remains a holder of the stock but continues to evaluate the situation.

Net 1 UEPS Technologies, Inc., a provider of transaction processing services to governmental agencies serving poor and unbanked populations globally, fell 37% despite relatively good earnings. The market reacted negatively as the company continues to await clarity regarding the contract renewal of their largest client. We view the uncertainty as being discounted in the share price and, therefore, the Fund continues to hold the position.

BankUnited Inc., a Florida based savings and loan company, fell 22%, which was consistent with the selloff in other regional banking companies, despite being well positioned to have positive future growth under a new management team. The Fund continues to maintain a position in the stock.

Assured Guaranty Ltd., a provider of credit enhancement to the municipal, mortgage and structured finance markets, dropped 33% as concern spread over a potential ratings downgrade by Standard & Poors, coupled with increased investor worry in their core markets. We continue to view the uncertainty as being discounted in the share price and, therefore, the Fund continues to hold the position.

Cbeyond, Inc., a national provider of voice and broadband internet services to small companies, was down 40% as a slowing economy and competition from low cost cable and competitive local exchange carriers (CLECs) pressured their business model. The Fund continues to hold a position but we are monitoring the competitive situation closely.

18

Performance Summary and Commentary
Eagle Small Cap Growth Fund

Meet the managers  |  Bert L. Boksen, CFA®, a Managing Director and Senior Vice President at Eagle Asset Management, Inc. (“Eagle”), has been responsible for the management of the Eagle Small Cap Growth Fund (the “Fund”) since 1995. Eric Mintz, CFA®, has been Co-Portfolio manager since 2011, and previously served as Assistant Portfolio Manager from 2008 through 2011.

Investment highlights  |  The Fund invests primarily in stocks of small-capitalization companies. Using a “bottom-up” approach, the Fund’s portfolio managers seek to capture the significant long-term capital appreciation potential of small, rapidly growing companies. A bottom-up method of analysis emphasizes the outlook at the company and industry level versus reliance on the general economy and/or market trends. The portfolio managers also look for small-cap growth companies that are reasonably priced. Since small-cap companies often have narrower markets than large-cap companies, the portfolio managers believe that conducting extensive proprietary research on small-cap growth companies may enable the Fund to capitalize on market inefficiencies and thus outperform the market.

This Morningstar Style Box™ shows the Fund’s investment style and size of companies held in the Fund.

© Copyright 2011 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Performance summary  |  The Fund’s Class A shares returned 15.21% (excluding front-end sales charges) during the fiscal year ended October 31, 2011, outperforming its benchmark index, the Russell 2000® Growth Index, which returned 9.84%. The Russell 2000® Growth Index is an unmanaged index comprised of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000® Index. The

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Please keep in mind that an index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Growth of a $10,000 Investment from 11/1/01 to 10/31/11 (a)

(a) The Fund’s values and returns reflect the maximum front-end sales charge of 4.75%, fund expenses and the reinvestment of dividends; however, they do not reflect the deduction of taxes that you would pay on fund distributions or redemption of fund shares. The value of an investment in other share classes will differ due to each class’s respective sales charges and expenses.

Performance data represented is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Performance discussion  |  The Russell 2000® Growth Index benchmark posted modest gains during the one-year reporting period ended October 31, 2011. Consumer staples, energy and healthcare posted the strongest absolute returns, while the materials sector somewhat tempered benchmark returns for the period. The Fund had exceptional absolute performance during the one-year reporting period ended October 31, 2011. Consumer staples, energy and consumer discretionary sectors led the Fund’s solid returns. In consumer staples, the personal products industry continued to fuel returns in the sector. In energy, the Fund’s investments in the energy equipment and services and oil gas and consumable fuels industries again had strong performance for the period. The specialty retail and

19

Performance Summary and Commentary
Eagle Small Cap Growth Fund (cont’d)

hotels restaurants and leisure industries posted strong gains for the consumer discretionary sector. The materials and industrials sectors lagged for the period. In materials, the Fund’s investments in the chemicals and metals and mining industries finished down for the year. The machinery industry posted negative returns in the industrials sector.

The Fund outperformed its benchmark, the Russell 2000® Growth Index, during the one-year period ended October 31, 2011. The information technology, consumer discretionary, energy, consumer staples and financials sectors each contributed to the strong returns. The information technology sector outperformed the benchmark despite a slight underweight posture in the space due to strong stock selection. Consumer discretionary outperformance was also attributable to solid stock selection. Strong absolute performance and overweight positioning led to energy’s outperformance during the period. In consumer staples, strong stock selection generated outperformance in the sector with significant contribution from the personal products industry holding returns. The Fund underperformed the index in the industrials and materials sectors during the reporting period. In industrials, underperformance in the machinery and commercial services and supplies industries dragged down returns relative to the Fund’s benchmark. A slightly overweight position and underperformance in the chemicals industry hurt returns in the materials sector.

Top performers  |  Genesco Inc. is a retailer of headwear, footwear and clothing accessories. The stock has benefitted from strong earnings growth and the acquisition of Schuh Group.

Varian Semiconductor Equipment Associates, Inc. is a supplier of production equipment involved in the fabrication of semiconductor chips primarily for manufacturers in the United States. Varian was acquired by Applied Materials, Inc., during the period, at a sizeable premium.

TIBCO Software Inc., a provider of enterprise middleware software, has delivered solid execution as demand for its middleware, business process management and predictive analytics software has remained robust.

BJ’s Restaurants, Inc. owns and operates casual dining restaurants in the United States. The company has benefitted from strong earnings and comparable store growth and pricing power and, in our opinion, possesses a long growth runway ahead.

Deckers Outdoor Corporation designs and markets performance and casual footwear, as well as outerwear and accessories. The stock has experienced substantial benefit from revenue growth in its UGG® footwear line as the assortment expansion increases the firm’s addressable market.

Other than the acquisition of Varian mentioned above, the Fund continues to hold each of the securities noted above as “top performers.”

Underperformers  |  ArvinMeritor, Inc. is a supplier of automotive components, including drive trains used in commercial trucking. The firm encountered some difficulty ramping production levels back up to address renewed demand given modest cyclical exposure through the trucking and manufacturing market cycles. The Fund continues to own this position.

Polymer Holdings, LLC is a manufacturer of polymers used to enhance the flexibility, strength and durability of products used as sealants, roofing and automotive applications. The stock encountered headwinds from material butadiene cost increases during the period as margins saw some pressure from customer pushback in light of those increases. The Fund continues to own this position.

MedAssets Inc. provides software solutions that help hospitals and health systems improve their operating margins by lowering supply costs and increasing revenue capture. The company’s consulting services division has grown so quickly that they did not have the infrastructure in place to deliver on targets that would have earned them certain bonuses. Management has taken actions to slow the growth of this business until it has the proper infrastructure in place. We believe the stock is oversold at current levels and continue to hold shares in the Fund.

The GEO Group, Inc. manages correctional and mental health facilities through contracts, with government agencies, primarily in the United States. Seemingly irrational prisoner population policies, particularly in California, negatively impacted the stock. We view the setbacks as temporary as GEO addresses a cost effective solution for states with budgetary concerns. The Fund continues to own this position.

Dean Foods Co. is the largest processor and distributor of milk in the U.S. We expected the company would be able to improve profitability; however, this turnaround has yet to materialize. The company’s cost structure is highly sensitive to dairy prices, and milk prices have remained extremely competitive. The Fund sold the stock.

20

Investment Portfolios

10.31.2011

EAGLE CAPITAL APPRECIATION FUND
Common stocks—99.0%	Shares	Value
Apparel—3.6%
Nike, Inc., Class B	150,942	$14,543,262

Banks—1.6%
Northern Trust Corporation	155,728	6,302,312

Beverages—2.4%
PepsiCo, Inc.	155,598	9,794,894

Biotechnology—1.1%
Gilead Sciences, Inc.*	104,926	4,371,217

Chemicals—2.9%
Praxair, Inc.	113,330	11,522,261

Commercial services—3.4%
Mastercard, Inc., Class A	38,961	13,528,818

Computers—11.1%
Apple, Inc.*	84,368	34,150,479
NetApp, Inc.*	255,686	10,472,899

Cosmetics/personal care—3.0%
Avon Products, Inc.	341,144	6,236,112
The Procter & Gamble Company	91,022	5,824,498

Diversified financial services—5.6%
American Express Company	190,759	9,656,221
CME Group, Inc.	46,484	12,809,131

Electrical components & equipment—2.6%
Emerson Electric Company	216,102	10,398,828

Electronics—2.4%
Thermo Fisher Scientific, Inc.*	188,853	9,493,640

Healthcare products—3.0%
St. Jude Medical, Inc.	308,823	12,044,097

Internet—7.1%
Equinix, Inc.*	102,915	9,880,869
Google, Inc., Class A*	31,763	18,824,024

Lodging—2.5%
Marriott International, Inc., Class A	325,775	10,261,912

Oil & gas—1.9%
Devon Energy Corporation	115,639	7,510,753

Oil & gas services—8.3%
Cameron International Corporation*	90,801	4,461,961
Halliburton Company	261,095	9,754,509
Schlumberger Ltd.	263,533	19,361,769

Pharmaceuticals—3.2%
Johnson & Johnson	67,858	4,369,377
Teva Pharmaceutical Industries Ltd., Sponsored ADR	210,162	8,585,118

Real estate—2.8%
CBRE Group, Inc.*	644,261	11,454,961

Retail—9.0%
Costco Wholesale Corporation	173,795	14,468,434
Lowe’s Companies, Inc.	680,031	14,294,252
Urban Outfitters, Inc.*	270,238	7,363,985

Semiconductors—9.5%
QUALCOMM, Inc.	441,491	22,780,936
Xilinx, Inc.	461,205	15,431,919

Software—3.8%
Oracle Corporation	469,973	15,401,015

Common stocks—99.0%	Shares	Value
Telecommunications—8.2%
American Tower Corporation, Class A*	379,288	$20,898,769
Crown Castle International Corporation*	288,487	11,931,822
Total common stocks (cost $289,318,101)		398,185,054

Total investment portfolio (cost $289,318,101) 99.0%		398,185,054

Other assets in excess of liabilities 1.0%		3,988,693

Net assets 100.0%		$402,173,747

* Non-income producing security

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Technology	24.4%
Consumer, non-cyclical	16.0%
Communications	15.4%
Consumer, cyclical	15.1%
Energy	10.2%
Financial	10.0%
Industrial	5.0%
Basic materials	2.9%

EAGLE GROWTH & INCOME FUND
Common stocks—96.7%	Shares	Value
Domestic—85.9%
Aerospace/defense—2.9%
United Technologies Corporation	86,306	$6,730,142

Banks—2.3%
JPMorgan Chase & Company	150,705	5,238,506

Beverages—5.6%
PepsiCo, Inc.	98,258	6,185,341
The Coca-Cola Company	96,682	6,605,314

Chemicals—6.1%
EI du Pont de Nemours & Company	138,843	6,674,183
PPG Industries, Inc.	85,210	7,362,996

Cosmetics/personal care—3.1%
The Procter & Gamble Company	112,190	7,179,038

Electric—1.5%
Wisconsin Energy Corporation	107,186	3,476,042

Electrical components & equipment—3.2%
Emerson Electric Company	152,667	7,346,336

Electronics—2.7%
Honeywell International, Inc.	116,592	6,109,421

Entertainment—2.4%
Regal Entertainment Group, Class A	386,380	5,579,327

Food—6.1%
General Mills, Inc.	196,991	7,590,063
Sysco Corporation	227,207	6,298,178

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolios

10.31.2011

EAGLE GROWTH & INCOME FUND (cont’d)
Common stocks—96.7%	Shares	Value
Healthcare products—1.9%
Becton Dickinson and Company	54,598	$4,271,201

Miscellaneous manufacturer—3.0%
3M Company	86,944	6,870,315

Oil & gas—10.5%
Chevron Corporation	83,215	8,741,736
ConocoPhillips	99,381	6,921,887
Exxon Mobil Corporation	107,619	8,403,968

Pharmaceuticals—8.6%
Abbott Laboratories	131,706	7,095,002
Johnson & Johnson	113,761	7,325,071
Pfizer, Inc.	269,995	5,200,104

Real estate investment trusts—8.6%
Boston Properties, Inc.	32,117	3,179,262
Digital Realty Trust, Inc.	96,641	6,023,633
HCP, Inc.	74,992	2,988,431
ProLogis, Inc.	95,790	2,850,710
Simon Property Group, Inc.	35,132	4,512,354

Retail—6.7%
McDonald’s Corporation	83,669	7,768,667
The Home Depot, Inc.	207,975	7,445,505

Telecommunications—7.1%
AT&T, Inc.	184,357	5,403,504
CenturyLink, Inc.	154,306	5,440,829
Verizon Communications, Inc.	147,617	5,458,877

Toys/games/hobbies—1.5%
Mattel, Inc.	122,128	3,448,895

Transportation—2.1%
Norfolk Southern Corporation	64,147	4,746,236
Total domestic common stocks (cost $197,823,172)		196,471,074

Foreign—10.8%
Banks—2.9%
Bank of Montreal	112,439	6,653,016

Electronics—2.7%
Tyco International Ltd.	138,802	6,322,431

Gas—2.5%
National Grid PLC, Sponsored ADR	113,345	5,675,184

Pharmaceuticals—2.7%
GlaxoSmithKline PLC, Sponsored ADR	136,530	6,115,179
Total foreign common stocks (cost $24,135,461)		24,765,810
Total common stocks (cost $221,958,633)		221,236,884

Total investment portfolio (cost $221,958,633) 96.7%		221,236,884

Other assets in excess of liabilities 3.3%		7,543,288

Net assets 100.0%		$228,780,172

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	27.9%
Industrial	16.7%
Financial	13.7%
Consumer, cyclical	10.6%
Energy	10.5%
Communications	7.2%
Basic materials	6.1%
Utilities	4.0%

EAGLE INTERNATIONAL EQUITY FUND
Common stocks—95.4%	Shares	Value
Australia—2.0%
Asciano Ltd.	67,191	$106,102
MAp Group	77,226	275,782
Newcrest Mining Ltd.	16,866	594,140

Belgium—0.3%
Anheuser-Busch InBev NV	2,703	150,069

Britain—15.6%
AMEC PLC	12,495	185,068
ARM Holdings PLC	23,096	216,353
Barclays PLC	25,524	78,913
BG Group PLC	44,920	973,455
BHP Billiton PLC	32,784	1,031,996
British American Tobacco PLC	7,080	323,997
Burberry Group PLC	12,768	273,246
Cairn Energy PLC*	6,939	32,682
Compass Group PLC	28,116	255,192
Diageo PLC	17,465	361,977
GlaxoSmithKline PLC	17,665	395,953
Hikma Pharmaceuticals PLC	28,738	310,775
HSBC Holdings PLC	73,330	639,910
Imperial Tobacco Group PLC	8,568	312,245
Premier Oil PLC*	16,692	98,150
Reckitt Benckiser Group PLC	6,356	326,019
Rio Tinto PLC	7,474	404,145
Rolls-Royce Holdings PLC	32,799	368,516
Rolls-Royce Holdings PLC, Class C*(a)	2,263,131	3,639
Smith & Nephew PLC	10,581	96,536
Tesco PLC	27,007	174,058
Vodafone Group PLC	307,685	853,297

Canada—7.3%
Barrick Gold Corporation	17,773	877,461
Cenovus Energy, Inc.	7,348	251,679
Goldcorp, Inc.	4,525	220,178
Ivanhoe Mines Ltd./CA*	25,820	528,446
Pan American Silver Corporation	2,146	59,961
Potash Corporation of Saskatchewan, Inc.	17,965	850,352
Suncor Energy, Inc.	25,820	822,458

China—7.4%
Anhui Conch Cement Company Ltd., Class H	9,500	34,533
Baidu, Inc./China, Sponsored ADR*	6,385	895,049

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2011

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—95.4%	Shares	Value
China (cont’d)
Changsha Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	197,400	$279,897
China National Building Material Company Ltd., Class H	46,000	58,962
Ctrip.com International Ltd., Sponsored ADR*	18,682	651,255
Dongfeng Motor Group Company Ltd., Class H	194,000	316,627
Focus Media Holding Ltd., Sponsored ADR*	6,624	180,040
Golden Eagle Retail Group Ltd.	138,000	336,295
Intime Department Store Group Co. Ltd.	223,500	320,416
Lianhua Supermarket Holdings Company Ltd., Class H	35,400	56,916
Tingyi Cayman Islands Holding Corporation	52,000	146,966
Wumart Stores, Inc., Class H	122,500	247,517
Zhuzhou CSR Times Electric Company Ltd., Class H	56,000	129,190

Czech—0.4%
Komercni Banka AS	1,018	196,310

Denmark—1.7%
Novo Nordisk AS, Class B	7,748	818,167

Finland—0.2%
Fortum Oyj	4,402	107,099

France—9.9%
BNP Paribas	2,314	102,601
CFAO SA	5,076	196,161
Cie Generale d’Optique Essilor International SA	9,026	652,918
Danone	8,412	581,484
Eutelsat Communications	3,710	152,635
GDF Suez	8,139	229,190
Iliad SA	1,545	180,502
LVMH Moet Hennessy Louis Vuitton SA	5,474	907,207
PPR	2,055	319,837
Sanofi	3,842	275,023
Schneider Electric SA	10,329	598,292
Societe Generale SA	1,829	52,445
Technip SA	1,645	155,530
Total SA	7,975	417,289
Vinci SA	1,661	81,524

Germany—8.1%
Allianz SE	2,205	246,331
BASF SE	1,960	142,447
Bayer AG	2,914	185,855
Bayerische Motoren Werke AG	2,063	168,126
Brenntag AG	1,889	189,976
Continental AG*	1,630	121,361
Daimler AG	3,198	162,467
Deutsche Bank AG	7,386	307,024
E.ON AG	11,149	269,543
Fraport AG	14,260	894,665
Fresenius SE	7,331	720,581
Henkel AG & Co. KGaA	356	17,397
SAP AG	4,701	283,281
Siemens AG	2,831	296,715

Hong Kong—6.7%
Belle International Holdings Ltd.	520,000	1,003,333
China Merchants Holdings International Company Ltd.	134,970	416,866
China Resources Enterprise Ltd.	154,000	560,066
Geely Automobile Holdings Ltd.	720,000	179,277
Hang Lung Properties Ltd.	222,000	807,985
Li & Fung Ltd.	162,000	312,723
The United Laboratories International Holdings Ltd.	54,000	41,348

Common stocks—95.4%	Shares	Value
India—5.7%
Axis Bank Ltd., Sponsored GDR	32,372	$756,916
Dr Reddy’s Laboratories Ltd., Sponsored ADR	7,645	253,432
HDFC Bank Ltd., Sponsored ADR	18,323	580,106
Larsen & Toubro Ltd., Sponsored GDR	28,351	782,466
Mahindra & Mahindra Ltd., Sponsored GDR	16,564	291,112
State Bank of India, Sponsored GDR	1,811	141,307

Ireland—0.8%
CRH PLC	7,748	138,885
WPP PLC	26,677	276,481

Israel—0.4%
Teva Pharmaceutical Industries Ltd., Sponsored ADR	4,581	187,134

Italy—1.4%
ENI SpA	10,063	221,593
Intesa Sanpaolo SpA	27,303	48,173
Saipem SpA	9,577	425,446

Japan—8.6%
Aisin Seiki Company Ltd.	1,401	44,507
Canon, Inc.	2,873	131,199
Daikin Industries Ltd.	990	29,329
Fanuc Ltd.	2,900	468,276
Honda Motor Company Ltd.	6,890	207,676
Isuzu Motors Ltd.	37,000	157,352
ITOCHU Corporation	18,900	186,401
KDDI Corporation	26	190,208
Komatsu Ltd.	20,300	499,825
Mitsubishi Corporation	8,600	177,025
Mitsubishi Electric Corporation	18,000	165,745
Mitsui & Company Ltd.	3,700	53,989
Nissan Motor Company Ltd.	24,400	224,794
Nitto Denko Corporation	1,100	46,297
SMC Corporation	1,200	186,967
Softbank Corporation	8,200	266,771
Suzuki Motor Corporation	13,200	281,467
Toyota Motor Corporation	10,941	365,820
Unicharm Corporation	12,516	562,179

Luxembourg—0.7%
L’Occitane International SA	100,014	219,968
SES SA, FDR	5,762	147,011

Macau—1.2%
Sands China Ltd.*	122,800	361,311
Wynn Macau Ltd.	78,400	215,299

Netherlands—4.6%
ASML Holding NV	2,333	97,419
ING Groep NV*	63,672	551,524
Royal Dutch Shell PLC, Class A	34,173	1,206,972
Unilever NV	11,733	403,466

Russian Federation—1.6%
Pharmstandard OJSC, Sponsored GDR*	5,620	99,582
Sberbank	181,292	502,234
VTB Bank OJSC, Sponsored GDR	37,485	177,582

South Africa—0.2%
Shoprite Holdings Ltd.	6,407	93,400

South Korea—0.9%
Celltrion, Inc.	12,832	429,895

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolios

10.31.2011

EAGLE INTERNATIONAL EQUITY FUND (cont’d)
Common stocks—95.4%	Shares	Value
Spain—0.5%
Banco Bilbao Vizcaya Argentaria SA	8,262	$74,326
Banco Santander SA	17,192	146,942

Sweden—1.1%
Atlas Copco AB, Class A	11,275	245,173
Elekta AB, Class B	7,393	293,993

Switzerland—6.9%
Cie Financiere Richemont SA	2,062	116,997
Dufry AG*	4,084	436,257
Flughafen Zuerich AG	294	112,730
Nestle SA	8,486	491,082
Novartis AG	10,783	609,415
Swiss Re AG*	5,593	305,916
Syngenta AG*	1,638	501,029
The Swatch Group AG	1,038	435,244
UBS AG*	10,662	134,505
Xstrata PLC	16,460	274,215

United Arab Emirates—1.2%
Dragon Oil PLC	68,124	606,285
Total common stocks (cost $42,843,789)		47,096,644

Preferred stocks—1.2%

Germany—1.2%
Henkel AG & Co. KGaA	2,562	152,025
Volkswagen AG	2,561	448,016
Total preferred stocks (cost $354,557)		600,041

Total investment portfolio (cost $43,198,346) 96.6%		47,696,685

Other assets in excess of liabilities 3.4%		1,694,682

Total net assets 100.0%		$49,391,367

* Non-income producing security

(a) Restricted security deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At October 31, 2011, this security aggregated $3,639 or 0.0% of the net assets of the Fund.

ADR—American depository receipt FDR—Fiduciary Depositary Receipt GDR—Global depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	19.4%
Consumer, cyclical	16.7%
Basic materials	12.0%
Financial	11.8%
Industrial	11.6%
Energy	11.0%
Communications	7.6%
Diversified	3.8%
Technology	1.5%
Utilities	1.2%

Forward foreign currency contracts outstanding

Contract to deliver		Counterparty	In exchange for		Delivery date	Unrealized appreciation (depreciation)
EUR	102,344	Credit Suisse First Boston	USD	140,019	12/21/11	$1,541
EUR	355,625	Deutsche Bank AG	USD	499,490	12/21/11	(7,599)
EUR	757,925	Deutsche Bank AG	USD	1,033,490	12/21/11	14,851
EUR	1,825,399	UBS AG Stamford	USD	2,491,689	12/21/11	33,153
EUR	225,920	Deutsche Bank AG	USD	319,531	12/21/11	(7,043)
EUR	731,821	Credit Suisse First Boston	USD	1,038,686	12/21/11	(26,450)
EUR	1,775,325	Deutsche Bank AG	USD	2,516,026	12/21/11	(60,444)
EUR	700,007	Credit Suisse First Boston	USD	954,807	12/21/11	13,424
USD	1,611,323	Deutsche Bank AG	EUR	1,174,912	12/21/11	(13,784)
USD	870,673	Credit Suisse First Boston	EUR	627,854	12/21/11	2,242
USD	531,462	Goldman Sachs	CHF	463,244	12/21/11	3,320
USD	540,777	UBS AG Stamford	CHF	476,222	12/21/11	(2,161)
USD	998,991	Credit Suisse First Boston	EUR	724,841	12/21/11	(3,590)
USD	1,315,254	Deutsche Bank AG	EUR	955,010	12/21/11	(5,690)
USD	2,451,798	UBS AG Stamford	EUR	1,825,399	12/21/11	(73,045)
USD	1,440,496	Deutsche Bank AG	EUR	1,040,257	12/21/11	1,640
USD	2,574,239	Credit Suisse First Boston	EUR	1,936,709	12/21/11	(104,565)
Net unrealized depreciation						$(234,200)

CHF—Switzerland Franc
EUR—Euro
USD—United States Dollar

Industry allocation (unaudited)
Industry	Value	Percent of net assets
Oil & gas	$4,630,563	9.4%
Mining	3,990,542	8.1%
Banks	3,939,294	8.0%

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2011

EAGLE INTERNATIONAL EQUITY FUND (cont’d)

Industry allocation (unaudited) (cont’d)
Industry	Value	Percent of net assets
Retail	$3,412,057	6.9%
Pharmaceuticals	2,990,829	6.1%
Auto manufacturers	2,802,734	5.7%
Engineering & construction	2,147,167	4.3%
Food	1,947,372	3.9%
Chemicals	1,915,956	3.9%
Holding companies-diversified	1,884,139	3.8%
Healthcare products	1,764,028	3.6%
Internet	1,726,806	3.5%
Telecommunications	1,609,922	3.3%
Insurance	1,103,771	2.2%
Machinery-construction & mining	1,024,895	2.1%
Electrical components & equipment	893,227	1.8%
Real estate	807,985	1.6%
Cosmetics/personal care	782,147	1.6%
Oil & gas services	766,044	1.6%
Distribution/wholesale	730,138	1.5%
Agriculture	636,242	1.3%
Electric	605,832	1.2%
Lodging	576,610	1.2%
Beverages	512,046	1.0%
Household products/wares	495,441	1.0%
Machinery-diversified	468,276	0.9%
Advertising	456,521	0.9%
Biotechnology	429,895	0.9%
Aerospace/defense	372,155	0.8%
Semiconductors	313,772	0.6%
Miscellaneous manufacturer	296,715	0.6%
Software	283,281	0.6%
Apparel	273,246	0.5%
Building materials	261,709	0.5%
Food service	255,192	0.5%
Hand/machine tools	186,967	0.4%
Auto parts & equipment	165,868	0.3%
Office/business equipment	131,199	0.3%
Transportation	106,102	0.2%
Total investment portfolio	$47,696,685	96.6%

EAGLE INVESTMENT GRADE BOND FUND
Corporate bonds—57.4%	Principal amount (in thousands)	Value
Domestic—47.9%
Aerospace/defense—0.8%
United Technologies Corporation, 5.38%, 12/15/17	$750	$873,427

Apparel—0.2%
VF Corporation, 3.50%, 09/01/21	250	253,560

Auto manufacturers—0.9%
Daimler Finance North America LLC, 144A, FRN, 1.54%, 09/13/13	1,000	1,000,079

Banks—3.6%
JPMorgan Chase & Company, 3.15%, 07/05/16	1,200	1,202,036
Northern Trust Corporation, 3.45%, 11/04/20	750	760,162
PNC Funding Corporation, 2.70%, 09/19/16	1,000	1,012,145
US Bancorp, 4.13%, 05/24/21	1,000	1,101,170

Beverages—4.4%
Anheuser-Busch InBev Worldwide, Inc., FRN, 1.09%, 03/26/13	2,000	2,010,936
Dr Pepper Snapple Group, Inc., 2.90%, 01/15/16	1,000	1,041,815
PepsiCo, Inc., 0.80%, 08/25/14	1,000	997,588
The Coca-Cola Company, 144A, 3.30%, 09/01/21	1,000	1,036,117

Biotechnology—2.1%
Celgene Corporation, 2.45%, 10/15/15	1,000	1,009,781
Gilead Sciences, Inc., 4.50%, 04/01/21	1,250	1,348,939

Chemicals—1.8%
Air Products & Chemicals, Inc., 2.00%, 08/02/16	1,000	1,020,048
The Mosaic Company, 3.75%, 11/15/21	1,000	1,023,099

Computers—2.2%
Hewlett-Packard Company, FRN, 0.46%, 09/13/12	1,500	1,495,582
International Business Machines Corporation, 1.95%, 07/22/16	1,000	1,024,563

Diversified financial services—4.0%
American Express Credit Corporation, 2.80%, 09/19/16	1,500	1,523,285
BlackRock, Inc., Series 2, 5.00%, 12/10/19	1,000	1,092,823
General Electric Capital Corporation, 3.35%, 10/17/16	1,000	1,027,610
USAA Capital Corporation, 144A, 1.05%, 09/30/14	1,000	1,000,939

Electric—5.0%
Exelon Generation Company LLC, 5.20%, 10/01/19	1,000	1,075,392
Georgia Power Company, FRN, 0.67%, 03/15/13	2,000	2,002,464
NextEra Energy Capital Holdings, Inc., 2.55%, 11/15/13	1,000	1,020,705
PSEG Power LLC, 2.50%, 04/15/13	1,000	1,012,672
Virginia Electric and Power Company, Series A, 5.40%, 01/15/16	500	577,749

Electronics—0.9%
Thermo Fisher Scientific, Inc., 2.25%, 08/15/16	1,000	1,024,689

Environmental control—0.9%
Waste Management, Inc., 2.60%, 09/01/16	1,000	1,015,451

Food—0.7%
Hormel Foods Corporation, 4.13%, 04/15/21	500	542,765
The JM Smucker Company, 3.50%, 10/15/21	250	253,466

Forest products & paper—0.8%
Plum Creek Timberlands LP, 4.70%, 03/15/21	1,000	983,223

Gas—0.6%
Sempra Energy, 9.80%, 02/15/19	550	761,367

The accompanying notes are an integral part of the financial statements.	25

Investment Portfolios

10.31.2011

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Corporate bonds—57.4%	Principal amount (in thousands)	Value
Healthcare products—3.1%
Baxter International, Inc., 5.38%, 06/01/18	$1,000	$1,181,676
Becton, Dickinson and Company, 3.25%, 11/12/20	1,000	1,023,214
CR Bard, Inc., 4.40%, 01/15/21	1,000	1,122,473
Stryker Corporation, 2.00%, 09/30/16	250	252,806
Healthcare services—0.9%
WellPoint, Inc., 2.38%, 02/15/17	1,000	990,894
Insurance—1.1%
AON Corporation, 3.50%, 09/30/15	1,000	1,036,243
Marsh & McLennan Companies, Inc., 4.80%, 07/15/21	250	269,587
Internet—1.8%
Google, Inc., 3.63%, 05/19/21	1,000	1,081,299
Symantec Corporation, 2.75%, 09/15/15	1,000	1,010,618
Media—0.9%
The Walt Disney Company, 1.35%, 08/16/16	1,000	997,228
Mining—1.0%
Newmont Mining Corporation, 5.13%, 10/01/19	1,000	1,105,957
Pharmaceuticals—2.6%
Allergan, Inc., 3.38%, 09/15/20	750	776,174
McKesson Corporation, 5.70%, 03/01/17	1,000	1,168,987
Merck & Company, Inc., 2.25%, 01/15/16	1,000	1,036,204
Retail—0.8%
McDonald’s Corporation, 5.80%, 10/15/17	750	908,647
Semiconductors—3.4%
Broadcom Corporation, 1.50%, 11/01/13	1,000	1,014,580
Intel Corporation, 3.30%, 10/01/21	1,000	1,032,032
Texas Instruments, Inc., 2.38%, 05/16/16	1,750	1,809,887
Software—2.5%
Fiserv, Inc., 3.13%, 10/01/15	1,000	1,019,016
Microsoft Corporation, 2.95%, 06/01/14	1,000	1,060,893
Oracle Corporation, 144A, 3.88%, 07/15/20	750	813,356
Transportation—0.9%
Norfolk Southern Corporation, 5.90%, 06/15/19	600	721,974
Union Pacific Corporation, 5.70%, 08/15/18	250	293,569
Total domestic corporate bonds (cost $53,341,240)		54,852,961

Foreign—9.5%
Banks—2.3%
Royal Bank of Canada, 2.88%, 04/19/16	1,500	1,556,393
The Toronto-Dominion Bank, 2.50%, 07/14/16	1,000	1,023,652
Chemicals—0.5%
Potash Corp of Saskatchewan, Inc., 3.25%, 12/01/17	500	520,729
Insurance—0.9%
Willis Group Holdings Ltd., 4.13%, 03/15/16	1,000	1,025,479
Mining—0.6%
Gold Fields Orogen Holding BVI Ltd., 144A, 4.88%, 10/07/20	750	698,436
Oil & gas—3.5%
Shell International Finance BV, FRN, 0.71%, 06/22/12	2,000	2,005,426
Total Capital Canada Ltd., FRN, 0.78%, 01/17/14	2,000	2,008,172
Pharmaceuticals—1.7%
Teva Pharmaceutical Finance III BV, FRN, 0.85%, 03/21/14	2,000	1,999,676
Total foreign corporate bonds (cost $10,748,148)		10,837,963
Total corporate bonds (cost $64,089,388)		65,690,924

U.S. Treasuries—14.9%	Principal amount (in thousands)	Value
U.S. Treasury Note, 0.25%, 09/15/14	$1,000	$995,630
U.S. Treasury Note, 1.00%, 09/30/16	1,250	1,250,875
U.S. Treasury Note, 1.25%, 08/31/15	4,250	4,349,611
U.S. Treasury Note, 2.00%, 04/30/16	3,750	3,941,025
U.S. Treasury Note, 2.13%, 05/31/15	4,250	4,484,090
U.S. Treasury Note, 2.13%, 08/15/21	1,000	995,630
U.S. Treasury Note, 2.38%, 07/31/17	1,000	1,062,500
Total U.S. Treasuries (cost $16,571,822)		17,079,361

Mortgage-backed obligations—13.2%
Domestic—5.2%
Commercial mortgage-backed obligations—2.7%
Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-C5, Class A3, FRN, 5.10%, 08/15/38	439	448,580
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2002-C3, Class A2, 4.99%, 07/12/35	476	490,608
JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2003-PM1A, Class A4, FRN, 5.33%, 08/12/40	230	242,125
LB-UBS Commercial Mortgage Trust, Series 2003-C7, Class A2, FRN, 4.06%, 09/15/27	16	15,630
Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A3, FRN, 6.72%, 11/15/26	214	234,496
Morgan Stanley Capital I, 144A, Series 2011-C1, Class A2, 3.88%, 09/15/47	1,000	1,039,823
Morgan Stanley Capital I, Series 2003-T11, Class A4, 5.15%, 06/13/41	505	529,591
Wachovia Bank Commercial Mortgage Trust, Series 2003-C6, Class A3, FRN, 4.96%, 08/15/35	126	125,721

Federal agency mortgage-backed obligations—2.5%
Fannie Mae, REMICs, Series 2006-63, Class AB, 6.50%, 10/25/33	7	7,418
Fannie Mae, REMICs, Series 2006-B1, Class AB, 6.00%, 06/25/16	94	94,802
Fannie Mae, REMICs, Series 2007-11, Class AB, 5.69%, 01/25/32	293	303,731
Fannie Mae, REMICs, Series 2007-118, Class AB, 5.00%, 04/25/35	450	468,555
Freddie Mac, REMICs, Series 2628, Class AB, 4.50%, 06/15/18	225	238,661
Freddie Mac, REMICs, Series 2885, Class LC, 4.50%, 04/15/34	415	445,289
Freddie Mac, REMICs, Series 3114, Class GC, 5.00%, 01/15/34	160	164,027
Freddie Mac, REMICs, Series 3456, Class CG, 5.00%, 01/15/35	336	347,297
Freddie Mac, REMICs, Series R005, Class AB, 5.50%, 12/15/18	66	67,832
Freddie Mac, REMICs, Series R006, Class AK, 5.75%, 12/15/18	159	162,487
Ginnie Mae, REMICs, Series 2004-86, Class PK, 4.00%, 09/20/34	464	494,909
Total domestic mortgage-backed obligations (cost $5,864,477)		5,921,582

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2011

EAGLE INVESTMENT GRADE BOND FUND (cont’d)
Mortgage-backed obligations—13.2%	Principal amount (in thousands)	Value
Foreign—8.0%
Covered bonds—8.0%
Bank of Montreal, 144A, 2.63%, 01/25/16	$1,000	$1,037,284
Bank of Nova Scotia, 144A, 2.15%, 08/03/16	1,000	1,010,836
Credit Suisse AG/Guernsey, 144A, 2.60%, 05/27/16	1,000	1,016,844
DnB NOR Boligkreditt, 144A, 2.10%, 10/14/15	1,000	1,010,029
Nordea Eiendomskreditt AS, 144A, 1.88%, 04/07/14	1,000	1,011,910
Sparebank 1 Boligkreditt AS, 144A, 2.63%, 05/27/16	1,000	1,016,976
Stadshypotek AB, 144A, 1.45%, 09/30/13	1,000	1,006,133
Swedbank Hypotek AB, 144A, 2.95%, 03/28/16	1,000	1,032,572
The Toronto-Dominion Bank, 144A, 2.20%, 07/29/15	1,000	1,024,439
Total foreign mortgage-backed obligations (cost $9,000,969)		9,167,023
Total mortgage-backed obligations (cost $14,865,446)		15,088,605

U.S. Government agency securities—5.7%
Fixed rate U.S. Government agency securities—3.0%
Private Export Funding Corporation, 2.25%, 12/15/17	1,000	1,026,485
Tennessee Valley Authority, 5.50%, 07/18/17	2,000	2,410,518

Government-backed corporate bonds—2.7%
John Deere Capital Corporation, FDIC, 2.88%, 06/19/12	3,000	3,050,643
Total U.S. Government agency securities (cost $6,345,897)		6,487,646

Foreign government securities—2.9%
Egypt Government AID Bonds, 4.45%, 09/15/15	2,000	2,247,280
Province of Ontario Canada, 3.00%, 07/16/18	1,000	1,035,038
Total foreign government securities (cost $3,230,756)		3,282,318

Supranational banks—2.7%
Inter-American Development Bank, 2.25%, 07/15/15	1,000	1,044,461
International Bank for Reconstruction & Development, 2.38%, 05/26/15	1,000	1,052,117
Nordic Investment Bank, 2.50%, 07/15/15	1,000	1,056,328
Total supranational banks (cost $3,011,462)		3,152,906

Total investment portfolio (cost $108,114,771) 96.8%		110,781,760

Other assets in excess of liabilities 3.2%		3,710,503

Total net assets 100.0%		$114,492,263

144A—144A securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At October 31, 2011, these securities aggregated $14,755,773 or 12.9% of the net assets of the Fund.
FDIC—Federal deposit insurance corporation
FRN—Floating rate notes reset their interest rates on a semiannual or quarterly basis.
REMIC—Real estate mortgage investment conduit

Standard & Poor’s bond ratings (unaudited)
Bond rating	Percent of net assets
AAA	7.2%
AA	36.0%
A	30.0%
BBB	16.5%
Not rated	7.1%

EAGLE LARGE CAP CORE FUND
Common stocks—90.9%	Shares	Value
Aerospace/defense—3.2%
The Boeing Company	4,903	$322,568
United Technologies Corporation	5,148	401,441

Banks—2.7%
JPMorgan Chase & Company	17,918	622,830

Beverages—4.0%
PepsiCo, Inc.	6,606	415,848
The Coca-Cola Company	7,379	504,133

Computers—8.7%
Apple, Inc.*	2,849	1,153,218
EMC Corporation*	33,551	822,335

Cosmetics/personal care—2.0%
The Procter & Gamble Company	7,046	450,874

Diversified financial services—6.4%
CME Group, Inc.	2,084	574,267
Invesco Ltd.	26,275	527,339
SLM Corporation	25,840	353,233

Electric—2.0%
Dominion Resources, Inc.	8,626	445,015

Electronics—2.4%
Tyco International Ltd.	12,087	550,563

Food—2.0%
Kraft Foods, Inc., Class A	13,084	460,295

Healthcare products—3.5%
St. Jude Medical, Inc.	10,075	392,925
Zimmer Holdings, Inc.*	7,560	397,883

Healthcare services—3.3%
UnitedHealth Group, Inc.	15,511	744,373

Insurance—2.6%
MetLife, Inc.	17,042	599,197

Internet—3.9%
Google, Inc., Class A*	1,486	880,663

Media—2.8%
The Walt Disney Company	18,588	648,349

Oil & gas—10.1%
Apache Corporation	4,076	406,092
Chevron Corporation	5,372	564,329
ConocoPhillips	7,227	503,361
Exxon Mobil Corporation	10,588	826,817

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolios

10.31.2011

EAGLE LARGE CAP CORE FUND (cont’d)
Common stocks—90.9%	Shares	Value
Oil & gas services—1.6%
Schlumberger Ltd.	4,883	$358,754

Pharmaceuticals—5.3%
Johnson & Johnson	6,914	445,192
Pfizer, Inc.	39,809	766,721

Real estate investment trusts—1.3%
Annaly Capital Management, Inc.	18,226	307,108

Retail—9.8%
Bed Bath & Beyond, Inc.*	10,310	637,570
Lowe’s Companies, Inc.	33,478	703,708
Staples, Inc.	28,869	431,880
Wal-Mart Stores, Inc.	7,922	449,336

Semiconductors—1.5%
QUALCOMM, Inc.	6,699	345,668

Software—8.2%
Activision Blizzard, Inc.	47,751	639,386
Microsoft Corporation	17,003	452,790
Oracle Corporation	23,760	778,615

Telecommunications—2.0%
Cisco Systems, Inc.	11,024	204,275
Sprint Nextel Corporation*	96,893	249,015

Transportation—1.6%
Union Pacific Corporation	3,665	364,924
Total common stocks (cost $18,811,916)		20,702,890

Investment companies—1.4%
Materials Select Sector SPDR ETF	9,615	330,852
Total investment companies (cost $320,430)		330,852

Total investment portfolio (cost $19,132,346) 92.3%		21,033,742

Other assets in excess of liabilities 7.7%		1,749,508

Net assets 100.0%		$22,783,250

* Non-income producing security

ETF—Exchange-traded fund SPDR—Standard & Poor’s Depositary Receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	20.1%
Technology	18.4%
Financial	12.9%
Energy	11.7%
Consumer, cyclical	9.8%
Communications	8.7%
Industrial	7.2%
Utilities	2.0%
Funds	1.5%

EAGLE MID CAP GROWTH FUND
Common stocks—98.5%	Shares	Value
Aerospace/defense—2.9%
BE Aerospace, Inc.*	103,827	$3,917,393
Triumph Group, Inc.	123,976	7,203,006

Airlines—0.5%
Delta Air Lines, Inc.*	207,665	1,769,306

Apparel—2.8%
Coach, Inc.	83,525	5,434,972
Deckers Outdoor Corporation*	46,725	5,384,589

Chemicals—4.6%
CF Industries Holdings, Inc.	58,260	9,453,850
Huntsman Corporation	720,610	8,459,961

Coal—0.7%
Walter Energy, Inc.	34,590	2,616,733

Commercial services—2.0%
Sotheby’s	215,105	7,575,998

Computers—2.4%
Fusion-io, Inc.*	67,431	2,091,710
Riverbed Technology, Inc.*	110,915	3,059,036
SanDisk Corporation*	79,230	4,014,584

Diversified financial services—4.2%
Ameriprise Financial, Inc.	155,250	7,247,070
TD Ameritrade Holding Corporation	313,636	5,262,812
The Charles Schwab Corporation	313,320	3,847,570

Electrical components & equipment—1.0%
General Cable Corporation*	132,335	3,710,673

Electronics—3.5%
Agilent Technologies, Inc.*	104,285	3,865,845
Gentex Corporation	254,571	7,667,679
National Instruments Corporation	72,315	1,931,534

Engineering & construction—1.3%
Chicago Bridge & Iron Company NV	142,081	5,197,323

Entertainment—2.6%
Bally Technologies, Inc.*	173,684	6,299,519
Penn National Gaming, Inc.*	100,245	3,608,820

Environmental control—3.0%
Stericycle, Inc.*	66,725	5,576,875
Waste Connections, Inc.	173,325	5,901,716

Healthcare products—4.8%
Bruker Corporation*	245,065	3,536,288
Intuitive Surgical, Inc.*	9,385	4,071,776
Patterson Companies, Inc.	178,240	5,609,213
The Cooper Companies, Inc.	77,665	5,382,184

Home furnishings—1.0%
Harman International Industries, Inc.	89,395	3,858,288

Household products/wares—1.5%
Church & Dwight Company, Inc.	130,925	5,784,266

Insurance—0.7%
Arch Capital Group Ltd.*	71,240	2,562,503

Internet—4.6%
F5 Networks, Inc.*	38,260	3,977,127
priceline.com, Inc.*	13,075	6,638,439
TIBCO Software, Inc.*	253,760	7,331,126

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2011

EAGLE MID CAP GROWTH FUND (cont’d)
Common stocks—98.5%	Shares	Value
Leisure time—1.4%
Royal Caribbean Cruises Ltd.	187,205	$5,563,733

Lodging—2.9%
Starwood Hotels & Resorts Worldwide, Inc.	36,615	1,834,778
Wynn Resorts Ltd.	69,818	9,271,830

Machinery-diversified—1.3%
AGCO Corporation*	74,130	3,249,118
Gardner Denver, Inc.	25,015	1,934,410

Mining—2.5%
Titanium Metals Corporation	580,450	9,722,537

Miscellaneous manufacturer—2.0%
Colfax Corporation*	76,845	1,941,105
Hexcel Corporation*	75,425	1,863,752
Parker-Hannifin Corporation	48,375	3,944,981

Oil & gas—6.7%
Brigham Exploration Company*	130,605	4,755,981
Cabot Oil & Gas Corporation	51,360	3,991,699
Concho Resources, Inc.*	46,740	4,427,213
Continental Resources, Inc.*	112,430	6,818,879
HollyFrontier Corporation	76,640	2,352,082
Rowan Companies, Inc.*	106,390	3,669,391

Oil & gas services—1.5%
Dresser-Rand Group, Inc.*	74,915	3,625,886
Oil States International, Inc.*	29,281	2,038,250

Pharmaceuticals—9.0%
AmerisourceBergen Corporation	203,505	8,303,004
Catalyst Health Solutions, Inc.*	29,495	1,621,340
Herbalife Ltd.	187,155	11,670,986
Mylan, Inc.*	369,580	7,232,681
SXC Health Solutions Corporation*	129,065	6,042,823

Retail—7.4%
Chipotle Mexican Grill, Inc.*	10,285	3,456,994
Dollar Tree, Inc.*	123,025	9,837,079
GNC Holdings, Inc., Class A*	278,430	6,891,143
Sally Beauty Holdings, Inc.*	433,995	8,328,364

Semiconductors—4.8%
ARM Holdings PLC, Sponsored ADR	183,735	5,161,116
Lam Research Corporation*	75,425	3,242,521
Linear Technology Corporation	91,615	2,960,081
Rovi Corporation*	145,415	7,203,859

Software—11.6%
ANSYS, Inc.*	152,955	8,314,634
Autodesk, Inc.*	159,035	5,502,611
Cerner Corporation*	141,768	8,992,344
Check Point Software Technologies Ltd.*	61,020	3,516,583
Concur Technologies, Inc.*	77,705	3,614,837
Informatica Corporation*	129,140	5,875,870
MSCI, Inc., Class A*	152,370	5,087,634
Red Hat, Inc.*	78,300	3,887,595

Telecommunications—2.3%
Polycom, Inc.*	134,141	2,217,351
SBA Communications Corporation, Class A*	174,965	6,664,417

Common stocks—98.5%	Shares	Value
Transportation—1.0%
Tidewater, Inc.	78,250	$3,852,247
Total common stocks (cost $323,517,750)		380,333,523

Total investment portfolio (cost $323,517,750) 98.5%		380,333,523

Other assets in excess of liabilities 1.5%		5,801,300

Net assets 100.0%		$386,134,823

* Non-income producing security

ADR—American depository receipt

Sector allocation (unaudited)
Sector	Percent of net assets
Technology	18.8%
Consumer, cyclical	18.6%
Consumer, non-cyclical	17.3%
Industrial	15.9%
Energy	8.8%
Basic materials	7.2%
Communications	6.9%
Financial	5.0%

EAGLE MID CAP STOCK FUND
Common stocks—99.3%	Shares	Value
Aerospace/defense—1.9%
BE Aerospace, Inc.*	485,110	$18,303,200

Apparel—1.4%
Wolverine World Wide, Inc.	366,741	13,910,486

Auto parts & equipment—1.2%
BorgWarner, Inc.*	148,275	11,341,555

Banks—3.0%
City National Corporation	208,699	8,853,012
Comerica, Inc.	447,499	11,433,599
Cullen/Frost Bankers, Inc.	186,985	9,169,744

Chemicals—2.5%
Airgas, Inc.	220,401	15,196,649
Solutia, Inc.*	600,610	9,759,912

Commercial services—6.9%
Acacia Research Corporation*	412,011	16,414,518
Sotheby’s	300,355	10,578,503
Total System Services, Inc.	1,032,459	20,535,610
Towers Watson & Company, Class A	132,494	8,704,856
Verisk Analytics, Inc., Class A*	338,312	11,891,667

Computers—3.9%
SanDisk Corporation*	138,105	6,997,780
Synopsys, Inc.*	397,750	10,663,677
Teradata Corporation*	351,224	20,954,024

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolios

10.31.2011

EAGLE MID CAP STOCK FUND (cont’d)
Common stocks—99.3%	Shares	Value
Distribution/wholesale—1.0%
WW Grainger, Inc.	60,142	$10,302,926

Diversified financial services—3.2%
IntercontinentalExchange, Inc.*	92,958	12,073,385
SLM Corporation	1,377,765	18,834,048

Electric—3.8%
ITC Holdings Corporation	224,465	16,314,116
NRG Energy, Inc.*	453,488	9,713,713
Pinnacle West Capital Corporation	256,044	11,670,486

Electrical components & equipment—1.2%
AMETEK, Inc.	288,076	11,384,764

Electronics—2.3%
Agilent Technologies, Inc.*	269,460	9,988,882
Amphenol Corporation, Class A	261,432	12,415,406

Healthcare products—2.2%
Cepheid, Inc.*	312,903	11,226,960
St. Jude Medical, Inc.	268,446	10,469,394

Healthcare services—3.1%
DaVita, Inc.*	162,770	11,393,900
Laboratory Corporation of America Holdings*	113,332	9,502,888
Mednax, Inc.*	145,670	9,585,086

Household products/wares—0.8%
Church & Dwight Company, Inc.	171,179	7,562,688

Insurance—6.3%
Allied World Assurance Company Holdings AG	369,969	21,495,199
PartnerRe Ltd.	166,139	10,337,169
Reinsurance Group of America, Inc.	195,592	10,215,770
Willis Group Holdings PLC	272,075	9,879,043
XL Group PLC	443,945	9,651,364

Internet—3.5%
Expedia, Inc.	600,730	15,775,170
IAC/InterActive Corporation*	466,334	19,040,417

Iron/steel—0.8%
Reliance Steel & Aluminum Company	171,985	7,600,017

Leisure time—0.5%
Polaris Industries, Inc.	80,415	5,093,486

Lodging—1.5%
Wyndham Worldwide Corporation	444,627	14,970,591

Machinery-diversified—1.2%
Gardner Denver, Inc.	158,419	12,250,541

Media—7.4%
DISH Network Corporation, Class A*	514,379	12,432,540
John Wiley & Sons, Inc., Class A	440,147	20,933,391
Liberty Media Corporation—Liberty Starz, Series A*	295,709	20,196,925
Nielsen Holdings NV*	633,049	18,579,988

Miscellaneous manufacturer—1.5%
Pall Corporation	286,121	14,640,812

Oil & gas—4.2%
Continental Resources, Inc.*	158,838	9,633,525
EQT Corporation	243,875	15,486,062
QEP Resources, Inc.	444,588	15,805,103

Oil & gas services—2.1%
Oil States International, Inc.*	300,483	20,916,622

Common stocks—99.3%	Shares	Value
Packaging & containers—3.2%
Crown Holdings, Inc.*	351,511	$11,877,557
Rock-Tenn Company, Class A	330,816	19,580,999

Pharmaceuticals—5.1%
Catalyst Health Solutions, Inc.*	172,357	9,474,464
McKesson Corporation	255,399	20,827,788
Medicis Pharmaceutical Corporation, Class A	253,465	9,705,175
Mylan, Inc.*	514,215	10,063,188

Private equity—1.1%
The Blackstone Group LP	763,378	11,229,290

Real estate investment trusts—4.8%
LaSalle Hotel Properties	500,927	11,977,165
Mid-America Apartment Communities, Inc.	168,270	10,500,048
Rayonier, Inc.	362,697	15,135,346
UDR, Inc.	369,175	9,203,533

Retail—3.7%
CarMax, Inc.*	318,030	9,559,982
Macy’s, Inc.	282,685	8,630,373
Tim Hortons, Inc.	147,443	7,271,889
Tractor Supply Company	157,040	11,140,418

Semiconductors—3.7%
Altera Corporation	328,130	12,442,690
Avago Technologies Ltd.	555,229	18,750,083
Lam Research Corporation*	107,780	4,633,462

Software—3.3%
Check Point Software Technologies Ltd.*	329,147	18,968,742
Intuit, Inc.	243,335	13,059,789

Telecommunications—3.5%
Crown Castle International Corporation*	491,398	20,324,221
Plantronics, Inc.	409,319	13,675,348

Transportation—3.5%
CH Robinson Worldwide, Inc.	144,205	10,012,153
JB Hunt Transport Services, Inc.	248,930	10,532,228
Tidewater, Inc.	278,730	13,721,878
Total common stocks (cost $900,074,130)		974,378,978

Total investment portfolio (cost $900,074,130) 99.3%		974,378,978

Other assets in excess of liabilities 0.7%		6,773,964

Net assets 100.0%		$981,152,942

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Financial	18.4%
Consumer, non-cyclical	18.1%
Industrial	14.8%
Communications	14.4%
Technology	10.9%
Consumer, cyclical	9.3%
Energy	6.3%
Utilities	3.8%
Basic materials	3.3%

30	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2011

EAGLE SMALL CAP CORE VALUE FUND
Common stocks—95.9%	Shares	Value
Aerospace/defense—2.1%
HEICO Corporation, Class A	23,048	$906,017
Orbital Sciences Corporation*	47,622	736,236

Apparel—1.0%
Carter’s, Inc.*	20,368	775,817

Banks—4.5%
Cardinal Financial Corporation	58,271	625,831
First Financial Bancorp	22,390	367,196
Oriental Financial Group, Inc.	67,207	711,722
PrivateBancorp, Inc.	77,368	843,311
Signature Bank*	6,606	368,284
Texas Capital Bancshares, Inc.*	23,686	663,208

Biotechnology—2.5%
Charles River Laboratories International, Inc.*	16,760	541,013
Cubist Pharmaceuticals, Inc.*	39,177	1,481,282

Chemicals—2.4%
Albemarle Corporation	21,145	1,126,817
Kraton Performance Polymers, Inc.*	16,294	320,666
Westlake Chemical Corporation	11,232	462,871

Coal—1.0%
Alpha Natural Resources, Inc.*	18,792	451,760
Arch Coal, Inc.	16,835	306,734

Commercial services—7.4%
Chemed Corporation	19,275	1,144,164
Cross Country Healthcare, Inc.*	42,282	211,410
Euronet Worldwide, Inc.*	46,054	892,066
FTI Consulting, Inc.*	20,815	820,319
Gartner, Inc.*	13,810	531,961
Net 1 UEPS Technologies, Inc.*	83,726	647,202
On Assignment, Inc.*	91,400	986,206
PAREXEL International Corporation*	29,124	641,602

Computers—2.3%
Electronics for Imaging, Inc.*	51,720	775,800
NCR Corporation*	53,830	1,024,923

Distribution/wholesale—1.2%
Ingram Micro, Inc., Class A*	46,205	826,145
School Specialty, Inc.*	21,826	166,969

Diversified financial services—5.4%
AerCap Holdings NV*	42,533	504,441
Cohen & Steers, Inc.	29,770	808,851
Investment Technology Group, Inc.*	51,860	591,723
MarketAxess Holdings, Inc.	43,126	1,260,573
SWS Group, Inc.	63,949	352,359
The NASDAQ OMX Group, Inc.*	29,450	737,723

Electric—2.1%
ALLETE, Inc.	41,754	1,649,701

Electrical components & equipment—0.9%
Belden, Inc.	23,415	755,836

Electronics—0.7%
FLIR Systems, Inc.	21,625	568,737

Engineering & construction—3.0%
Dycom Industries, Inc.*	67,358	1,308,766
URS Corporation*	30,283	1,081,103

Food—1.3%
Sara Lee Corporation	58,730	1,045,394

Common stocks—95.9%	Shares	Value
Gas—1.9%
AGL Resources, Inc.	35,125	$1,473,143

Healthcare products—1.8%
Merit Medical Systems, Inc.*	104,267	1,399,263

Healthcare services—4.4%
AMERIGROUP Corporation*	26,513	1,474,918
Amsurg Corporation*	47,495	1,203,048
Mednax, Inc.*	12,205	803,089

Household products/wares—1.0%
Jarden Corporation	24,412	781,916

Insurance—3.8%
Allied World Assurance Company Holdings AG	9,175	533,068
American Equity Investment Life Holding Company	85,209	923,666
Assured Guaranty Ltd.	35,965	458,194
Platinum Underwriters Holdings Ltd.	11,545	399,803
Tower Group, Inc.	29,170	692,204

Internet—2.9%
1-800-Flowers.com, Inc., Class A*	138,360	394,326
DealerTrack Holdings, Inc.*	41,613	902,586
Equinix, Inc.*	10,736	1,030,763

Machinery-diversified—2.4%
AGCO Corporation*	14,310	627,207
Altra Holdings, Inc.*	28,458	418,333
IDEX Corporation	23,995	850,623

Media—1.3%
John Wiley & Sons, Inc., Class A	20,990	998,284

Metal fabricate/hardware—0.5%
Kaydon Corporation	13,185	414,800

Mining—2.5%
AuRico Gold, Inc.*	85,123	828,247
IAMGOLD Corporation	51,925	1,116,388

Miscellaneous manufacturer—4.7%
AptarGroup, Inc.	16,110	772,797
Barnes Group, Inc.	40,545	943,482
Harsco Corporation	46,650	1,075,282
Matthews International Corporation, Class A	27,050	950,537

Oil & gas—3.2%
Comstock Resources, Inc.*	22,940	418,426
Range Resources Corporation	11,705	805,772
Rosetta Resources, Inc.*	29,510	1,308,473

Oil & gas services—3.3%
Dresser-Rand Group, Inc.*	31,266	1,513,274
Oceaneering International, Inc.	26,682	1,116,108

Packaging & containers—0.5%
Silgan Holdings, Inc.	10,091	378,816

Pharmaceuticals—2.7%
Herbalife Ltd.	34,067	2,124,418

Real estate investment trusts—2.6%
BioMed Realty Trust, Inc.	27,910	505,450
Campus Crest Communities, Inc.	43,799	500,623
Government Properties Income Trust	25,218	593,380
Healthcare Realty Trust, Inc.	23,895	451,377

Retail—4.9%
AFC Enterprises, Inc.*	86,710	1,188,794

The accompanying notes are an integral part of the financial statements.	31

Investment Portfolios

10.31.2011

EAGLE SMALL CAP CORE VALUE FUND (cont’d)
Common stocks—95.9%	Shares	Value
Retail (cont’d)
Nu Skin Enterprises, Inc., Class A	23,105	$1,167,496
RadioShack Corporation	58,555	697,390
Stage Stores, Inc.	51,701	808,087

Savings & loans—3.6%
BankUnited, Inc.	48,800	1,063,352
Beneficial Mutual Bancorp, Inc.*	72,016	591,251
Berkshire Hills Bancorp, Inc.	30,814	616,896
People’s United Financial, Inc.	43,920	559,980

Semiconductors—1.5%
Emulex Corporation*	52,231	437,696
Intersil Corporation, Class A	29,090	348,207
Rovi Corporation*	8,656	428,818

Software—5.0%
ACI Worldwide, Inc.*	26,369	808,737
Aspen Technology, Inc.*	109,337	1,895,904
Avid Technology, Inc.*	28,025	173,755
Bottomline Technologies, Inc.*	44,086	1,070,849

Telecommunications—2.8%
Alaska Communications Systems Group, Inc.	89,207	630,693
Cbeyond, Inc.*	44,213	364,315
NeuStar, Inc., Class A*	27,335	868,980
Neutral Tandem, Inc.*	34,366	362,218

Transportation—0.8%
Genesee & Wyoming, Inc., Class A*	11,390	674,402
Total common stocks (cost $53,837,997)		75,962,643

Investment companies—0.4%
Solar Capital Ltd.	15,600	346,320
Total investment companies (cost $361,823)		346,320

Total investment portfolio (cost $54,199,820) 96.3%		76,308,963

Other assets in excess of liabilities 3.7%		2,901,753

Net assets 100.0%		$79,210,716

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, non-cyclical	21.1%
Financial	20.3%
Industrial	15.6%
Technology	8.8%
Energy	7.5%
Consumer, cyclical	7.1%
Communications	7.0%
Basic materials	4.9%
Utilities	4.0%

EAGLE SMALL CAP GROWTH FUND
Common stocks—95.5%	Shares	Value
Aerospace/defense—1.9%
Triumph Group, Inc.	514,917	$29,916,678

Airlines—0.6%
JetBlue Airways Corporation*	1,920,780	8,605,094

Apparel—2.4%
Deckers Outdoor Corporation*	148,314	17,091,705
Steven Madden Ltd.*	549,299	20,269,133

Auto parts & equipment—3.1%
Meritor, Inc.*	1,790,170	17,042,418
Tenneco, Inc.*	408,051	13,351,429
WABCO Holdings, Inc.*	342,530	17,198,431

Banks—0.4%
UMB Financial Corporation	180,735	6,663,699

Biotechnology—1.0%
Seattle Genetics, Inc.*	713,621	15,699,662

Chemicals—3.7%
Huntsman Corporation	2,557,818	30,028,783
Intrepid Potash, Inc.*	447,520	12,454,482
Kraton Performance Polymers, Inc.*	370,119	7,283,942
Quaker Chemical Corporation	206,251	7,175,472

Coal—1.0%
Cloud Peak Energy, Inc.*	697,015	15,996,494

Commercial services—9.2%
Acacia Research Corporation*	397,670	15,843,173
FTI Consulting, Inc.*	665,655	26,233,464
Monster Worldwide, Inc.*	1,863,931	17,204,083
PAREXEL International Corporation*	664,680	14,642,900
Sotheby’s	759,681	26,755,965
SuccessFactors, Inc.*	919,803	24,558,740
The Geo Group, Inc.*	857,725	15,636,327

Computers—2.5%
Fortinet, Inc.*	395,635	9,123,343
Fusion-io, Inc.*	305,360	9,472,267
Riverbed Technology, Inc.*	694,103	19,143,361

Distribution/wholesale—0.7%
MWI Veterinary Supply, Inc.*	138,296	10,441,348

Diversified financial services—1.1%
Duff & Phelps Corporation, Class A	484,472	6,147,950
Stifel Financial Corporation*	324,895	10,354,404

Electrical components & equipment—1.2%
GrafTech International Ltd.*	1,126,640	17,699,514

Electronics—2.3%
Coherent, Inc.*	559,579	28,521,742
Cymer, Inc.*	171,140	7,436,033

Entertainment—3.1%
Bally Technologies, Inc.*	464,007	16,829,534
Pinnacle Entertainment, Inc.*	1,213,951	13,741,925
Shuffle Master, Inc.*	1,678,829	17,812,376

Environmental control—1.8%
Waste Connections, Inc.	798,655	27,194,203

Food—1.2%
The Fresh Market, Inc.*	458,940	18,357,600
Hand/machine tools—1.1%
Regal-Beloit Corporation	329,493	17,505,963

32	The accompanying notes are an integral part of the financial statements.

Investment Portfolios

10.31.2011

EAGLE SMALL CAP GROWTH FUND (cont’d)
Common stocks—95.5%	Shares	Value
Healthcare products—4.1%
BIOLASE Technology, Inc.*	87,818	$319,658
Bruker Corporation*	1,443,298	20,826,790
Sirona Dental Systems, Inc.*	482,826	23,127,365
Thoratec Corporation*	516,521	18,858,182

Healthcare services—1.7%
Centene Corporation*	733,707	25,789,801

Home furnishings—2.0%
DTS, Inc.*	603,717	16,958,411
Universal Electronics, Inc.*	746,914	13,885,131

Internet—3.6%
BroadSoft, Inc.*	265,883	9,571,788
Sapient Corporation	1,793,454	22,167,091
TIBCO Software, Inc.*	801,124	23,144,472

Investment companies—0.5%
KKR Financial Holdings LLC	966,880	8,073,448

Machinery-diversified—0.9%
Cognex Corporation	399,470	13,538,038

Metal fabricate/hardware—1.0%
Northwest Pipe Company*	245,077	6,536,204
RTI International Metals, Inc.*	329,000	8,682,310

Mining—1.5%
Titanium Metals Corporation	1,362,068	22,814,639

Miscellaneous manufacturer—1.0%
Hexcel Corporation*	613,645	15,163,168

Oil & gas—3.2%
Atwood Oceanics, Inc.*	198,515	8,484,531
Brigham Exploration Company*	362,645	13,205,718
Gulfport Energy Corporation*	236,470	7,363,676
Oasis Petroleum, Inc.*	445,701	13,076,867
Rosetta Resources, Inc.*	145,265	6,441,050

Oil & gas services—4.6%
Lufkin Industries, Inc.	770,947	45,555,258
OYO Geospace Corporation*	316,585	24,877,249

Pharmaceuticals—5.8%
BioMarin Pharmaceutical, Inc.*	511,933	17,462,035
Catalyst Health Solutions, Inc.*	289,575	15,917,938
Herbalife Ltd.	531,344	33,134,612
Impax Laboratories, Inc.*	388,278	7,342,337
Salix Pharmaceuticals Ltd.*	457,520	15,672,348

Real estate investment trusts—1.0%
Redwood Trust, Inc.	472,944	5,495,609
Two Harbors Investment Corporation	1,055,735	9,871,122

Retail—11.8%
BJ’s Restaurants, Inc.*	659,625	34,913,951
Cash America International, Inc.	525,429	28,767,238
Chico’s FAS, Inc.	1,140,773	14,099,954
Genesco, Inc.*	784,533	46,240,375
GNC Holdings, Inc., Class A*	955,930	23,659,268
Sally Beauty Holdings, Inc.*	290,000	5,565,100
Vitamin Shoppe, Inc.*	755,066	28,473,539

Semiconductors—2.7%
Rovi Corporation*	371,120	18,385,285
Teradyne, Inc.*	990,795	14,188,184
Veeco Instruments, Inc.*	345,520	9,221,929

Common stocks—95.5%	Shares	Value
Software—8.8%
Allscripts Healthcare Solutions, Inc.*	708,465	$13,567,105
ANSYS, Inc.*	293,212	15,939,004
Compuware Corporation*	967,620	8,176,389
Concur Technologies, Inc.*	174,295	8,108,203
Informatica Corporation*	436,707	19,870,169
MedAssets, Inc.*	943,341	10,056,015
Medidata Solutions, Inc.*	778,938	14,005,305
OPNET Technologies, Inc.	293,745	12,848,406
Qlik Technologies, Inc.*	620,078	17,715,629
Quality Systems, Inc.	368,133	14,324,055

Telecommunications—1.6%
EZchip Semiconductor Ltd.*	310,990	11,329,366
Plantronics, Inc.	415,261	13,873,870

Transportation—1.4%
Atlas Air Worldwide Holdings, Inc.*	199,885	7,699,570
Landstar System, Inc.	303,022	13,523,872
Total common stocks (cost $1,276,636,638)		1,467,342,264

Total investment portfolio (cost $1,276,636,638) 95.5%		1,467,342,264

Other assets in excess of liabilities 4.5%		68,543,954

Net assets 100.0%		$1,535,886,218

* Non-income producing security

Sector allocation (unaudited)
Sector	Percent of net assets
Consumer, cyclical	23.9%
Consumer, non-cyclical	22.9%
Technology	13.8%
Industrial	12.7%
Energy	8.8%
Basic materials	5.3%
Communications	5.1%
Financial	3.0%

The accompanying notes are an integral part of the financial statements.	33

Statements of Assets and Liabilities

10.31.2011

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Assets
Investments, at value (a)	$398,185,054	$221,236,884	$47,696,685	$110,781,760
Cash	147,945	11,561,170	2,099,790	2,841,831
Foreign currency (identified cost $435,788)	—	—	447,069	—
Receivable for investments sold	10,535,718	—	1,227,568	—
Receivable for fund shares sold	307,399	548,723	13,674	1,120,228
Receivable for dividends and interest	216,119	493,293	92,024	632,164
Receivable for recoverable foreign withholding taxes	—	122,828	62,854	3,893
Prepaid expenses	16,522	13,507	28,030	23,924
Unrealized gain on forward foreign currency exchange contracts	—	—	70,171	—
Total assets	409,408,757	233,976,405	51,737,865	115,403,800

Liabilities
Payable for investments purchased	2,017,476	4,429,635	1,765,659	247,931
Payable for fund shares redeemed	4,665,323	452,953	133,872	503,180
Payable to the custodian	8,432	7,060	23,504	2,785
Accrued investment advisory fees	202,892	95,941	34,738	28,546
Accrued administrative fees	48,980	27,184	6,112	14,141
Accrued distribution fees	117,617	92,051	26,133	56,814
Accrued shareholder servicing fees	67,642	19,508	5,179	3,581
Accrued fund accounting fees	26,658	19,438	13,837	20,073
Accrued internal audit fees	869	869	869	869
Accrued trustees and officers compensation	13,284	8,047	8,047	8,047
Other accrued expenses	65,837	43,547	24,177	25,570
Unrealized loss on forward foreign currency exchange contracts	—	—	304,371	—
Total liabilities	7,235,010	5,196,233	2,346,498	911,537
Net assets	402,173,747	228,780,172	49,391,367	114,492,263

Net assets consists of
Paid-in capital	353,934,009	217,385,523	127,301,963	110,818,376
Undistributed net investment income (loss)	—	—	—	13
Accumulated net realized gain (loss)	(60,627,215)	12,114,278	(82,186,319)	1,006,885
Net unrealized loss on forward foreign currency contracts	—	—	(234,200)	—
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	108,866,953	(719,629)	4,509,923	2,666,989
Net assets	402,173,747	228,780,172	49,391,367	114,492,263

Net assets, at market value
Class A	293,058,798	133,825,617	23,125,089	58,101,412
Class C	66,828,827	79,959,603	25,809,539	53,167,421
Class I	17,922,436	14,058,928	450,036	3,168,390
Class R-3	756,721	923,095	4,457	52,316
Class R-5	23,606,965	10,330	2,246	2,724
Class R-6	N/A	2,599	N/A	N/A

Net asset value (“NAV”), offering and redemption price per share
Class A	$26.97	$13.14	$18.29	$15.25
Maximum offering price (b)	28.31	13.80	19.20	15.84
Class C	23.36	12.74	16.41	15.23
Class I	27.55	13.13	18.42	15.27
Class R-3	26.68	13.10	17.75	15.24
Class R-5	27.50	13.13	18.24	15.22
Class R-6	N/A	13.13	N/A	N/A

Shares of beneficial interest outstanding
Class A	10,866,333	10,185,610	1,264,266	3,810,267
Class C	2,860,957	6,274,855	1,572,800	3,491,277
Class I	650,457	1,070,697	24,433	207,441
Class R-3	28,363	70,452	251	3,432
Class R-5	858,509	787	123	179
Class R-6	N/A	198	N/A	N/A

(a) Identified cost	$289,318,101	$221,958,633	$43,198,346	$108,114,771

(b) For all funds except the Eagle Investment Grade Bond Fund, the maximum offering price is computed as 100/95.25 of NAV. The maximum offering price for the Eagle Investment Grade Bond Fund is computed as 100/96.25 of NAV.

34	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities

10.31.2011

Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

$21,033,742	$380,333,523	$974,378,978	$76,308,963	$1,467,342,264
1,789,678	1,742,537	1,467,875	2,893,889	25,643,164
—	—	—	—	—
—	1,749,187	42,398,334	135,444	—
98,783	5,087,909	648,617	56,522	70,053,841
18,215	76,031	240,092	29,507	90,269
—	—	—	—	—
7,402	14,809	27,518	42,501	34,587
—	—	—	—	—
22,947,820	389,003,996	1,019,161,414	79,466,826	1,563,164,125

—	1,965,207	33,804,779	—	23,570,201
22,707	478,560	3,062,718	137,576	2,484,537
2,994	6,605	26,818	2,824	14,491
11,252	181,953	466,406	38,083	679,688
2,606	42,394	111,899	7,080	139,838
8,672	103,953	281,788	7,505	200,205
1,831	28,449	110,981	8,044	97,284
14,641	20,059	35,794	15,089	35,722
869	869	869	869	869
8,047	8,047	8,047	8,047	8,047
90,951	33,077	98,373	30,993	47,025
—	—	—	—	—
164,570	2,869,173	38,008,472	256,110	27,277,907
22,783,250	386,134,823	981,152,942	79,210,716	1,535,886,218

64,604,312	333,138,706	986,351,293	46,772,511	1,365,439,845
354,047	—	—	(30,823)	—
(44,076,505)	(3,819,656)	(79,503,199)	10,359,885	(20,259,253)
—	—	—	—	—
1,901,396	56,815,773	74,304,848	22,109,143	190,705,626
22,783,250	386,134,823	981,152,942	79,210,716	1,535,886,218

9,601,332	230,913,676	543,842,813	11,926,547	497,061,020
8,116,444	72,316,303	204,124,198	6,380,312	108,061,652
5,037,778	59,717,917	163,252,678	60,886,079	678,613,474
2,698	3,772,886	4,653,240	12,081	48,448,075
24,998	19,411,457	65,277,494	3,087	138,227,135
N/A	2,584	2,519	2,610	65,474,862

$13.82	$29.96	$25.07	$20.05	$38.93
14.51	31.45	26.32	21.05	40.87
13.51	26.24	21.86	19.52	32.78
13.78	30.66	25.58	20.31	39.65
13.77	29.73	24.80	19.96	38.58
14.14	30.64	25.60	20.30	39.74
N/A	30.76	25.70	20.30	39.76

694,937	7,707,741	21,695,372	594,961	12,769,029
600,703	2,756,092	9,337,673	326,778	3,296,845
365,553	1,947,961	6,383,095	2,998,565	17,116,669
196	126,917	187,626	605	1,255,625
1,768	633,536	2,550,084	152	3,478,035
N/A	84	98	129	1,646,575

$19,132,346	$323,517,750	$900,074,130	$54,199,820	$1,276,636,638

The accompanying notes are an integral part of the financial statements.	35

Statements of Operations

11.1.2010 to 10.31.2011

	Eagle Capital Appreciation Fund	Eagle Growth & Income Fund	Eagle International Equity Fund	Eagle Investment Grade Bond Fund

Investment Income
Dividends (a)	$7,273,989	$7,544,029	$1,219,436	$—
Interest	528	349	237	2,306,372
Total Income	7,274,517	7,544,378	1,219,673	2,306,372

Expenses
Investment advisory fees	3,663,411	1,200,155	584,966	315,151
Administrative fees
Class A	741,017	209,019	47,388	77,363
Class C	116,793	115,322	55,334	75,520
Class I	13,198	16,495	333	3,074
Class R-3	1,076	963	5	78
Class R-5	24,780	3	3	3
Class R-6 *	N/A	1	N/A	N/A
Distribution and service fees
Class A	1,235,022	348,363	78,979	128,938
Class C	778,617	768,813	368,890	503,465
Class R-3	3,585	3,209	15	260
Transfer agent and shareholder servicing fees
Class A	672,116	158,475	20,882	21,300
Class C	63,137	63,281	36,494	24,368
Class I	13,039	12,725	198	1,525
Class R-3	1,188	974	1	75
Class R-5	34,574	1	1	140
Class R-6 *	N/A	—	N/A	N/A
Fund accounting fees	45,797	17,504	5,162	7,880
Professional fees	93,740	101,967	98,855	92,543
State qualification expenses	141,016	132,171	89,228	88,202
Offering costs	—	—	—	26,827
Reports to shareholders	134,767	48,638	24,878	9,156
Trustees and officers compensation	46,203	45,922	46,013	50,553
Custodian fees	34,494	41,908	128,871	11,971
Internal audit fees	8,984	8,984	8,984	8,984
Other	38,485	28,129	21,881	14,446
Total expenses before adjustments	7,905,039	3,323,022	1,617,361	1,461,822
Fees and expenses waived	—	(1)	(218,146)	(172,145)
Recovered fees previously waived by Manager	—	2,372	29,668	—
Expense offsets	(2,102)	(1,557)	(229)	(532)
Total expenses after adjustments	7,902,937	3,323,836	1,428,654	1,289,145

Net investment income (loss)	(628,420)	4,220,542	(208,981)	1,017,227

Realized and unrealized gain (loss) on investments
Net realized gain on investments	7,792,547	22,945,083	3,789,391	1,015,364
Net realized gain (loss) on foreign currency transactions (b)	—	21,796	(343,848)	—
Net change in unrealized depreciation on forward foreign currency exchange contracts	—	—	(77,658)	—
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,353,826)	(18,729,263)	(10,747,926)	328,136
Net gain (loss) on investments	5,438,721	4,237,616	(7,380,041)	1,343,500

Net increase (decrease) in net assets resulting from operations	4,810,301	8,458,158	(7,589,022)	2,360,727

(a) Net of foreign withholding taxes	$—	$166,185	$112,327	$—

(b) Includes Brazilian IOF tax of	—	—	6,930	—

* Class R-6 commenced operations on August 15, 2011.

36	The accompanying notes are an integral part of the financial statements.

Statements of Operations

11.1.2010 to 10.31.2011

Eagle Large Cap Core Fund	Eagle Mid Cap Growth Fund	Eagle Mid Cap Stock Fund	Eagle Small Cap Core Value Fund	Eagle Small Cap Growth Fund

$1,814,313	$2,005,865	$13,314,202	$914,069	$4,503,398
435	385	1,689	153	813
1,814,748	2,006,250	13,315,891	914,222	4,504,211

627,986	1,923,477	7,215,496	475,668	5,633,934

16,156	302,840	1,046,820	17,611	581,707
13,649	106,110	361,096	9,102	145,781
84,766	40,219	277,333	61,457	387,103
4	4,090	6,684	12	21,744
25	4,999	73,422	3	90,953
N/A	1	—	1	2,734

26,926	504,731	1,744,691	29,352	969,506
90,993	707,395	2,407,301	60,682	971,871
14	13,634	22,279	40	72,480

8,059	223,954	820,576	9,132	465,136
8,828	51,945	196,511	5,781	73,831
76,834	25,786	218,710	77,436	330,343
30	4,151	6,987	4	10,651
36	3,701	94,714	1	99,924
N/A	—	—	—	—
7,851	24,046	97,046	5,946	73,526
69,251	71,176	70,205	65,988	71,230
86,043	131,589	151,112	110,643	216,626
—	—	—	—	—
35,167	46,136	255,521	19,810	146,989
45,999	45,999	45,998	45,999	45,999
12,863	25,529	93,463	11,608	51,170
8,984	8,984	8,984	8,984	8,984
19,958	23,298	74,250	17,393	35,926
1,240,422	4,293,790	15,289,199	1,032,653	10,508,148
(81,604)	—	—	(164,745)	(277)
273	2,689	—	19,551	—
(2,260)	(2,444)	(2,398)	(540)	(11,869)
1,156,831	4,294,035	15,286,801	886,919	10,496,002

657,917	(2,287,785)	(1,970,910)	27,303	(5,991,791)

20,892,991	3,635,942	119,675,118	10,473,540	32,335,102
—	—	—	—	—
—	—	—	—	—
(9,646,576)	3,132,755	(109,656,621)	(1,993,868)	44,883,433
11,246,415	6,768,697	10,018,497	8,479,672	77,218,535

11,904,332	4,480,912	8,047,587	8,506,975	71,226,744

$—	$5,303	$10,161	$2,739	$—

—	—	—	—	—

The accompanying notes are an integral part of the financial statements.	37

Statements of Changes in Net Assets

	Eagle Capital Appreciation Fund		Eagle Growth & Income Fund		Eagle International Equity Fund
	11/1/10 to 10/31/11	11/1/09 to 10/31/10	11/1/10 to 10/31/11	11/1/09 to 10/31/10	11/1/10 to 10/31/11	11/1/09 to 10/31/10

Net assets, beginning of period	$586,465,458	$486,558,402	$208,708,199	$141,502,238	$84,065,854	$117,155,129
Increase (decrease) in net assets from operations
Net investment income (loss)	(628,420)	(1,445,633)	4,220,542	2,499,128	(208,981)	35,268
Net realized gain (loss) on investments	7,792,547	39,004,380	22,945,083	9,269,475	3,789,391	6,638,065
Net realized gain (loss) on foreign currency transactions (b)	—	—	21,796	22,462	(343,848)	5,037,812
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	—	—	—	—	(77,658)	109,173
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,353,826)	39,015,018	(18,729,263)	8,842,112	(10,747,926)	(3,461,843)
Net increase (decrease) in net assets resulting from operations	4,810,301	76,573,765	8,458,158	20,633,177	(7,589,022)	8,358,475
Distributions to shareholders from
Net investment income	—	—	(4,261,143)	(2,609,394)	(1,589,549)	—
Net realized gains	—	—	—	—	—	—
Net distributions to shareholders	—	—	(4,261,143)	(2,609,394)	(1,589,549)	—
Fund share transactions
Proceeds from shares sold-Class A	150,556,609	149,725,649	45,742,142	52,191,244	3,819,721	3,916,862
Issued as reinvestment of distributions-Class A	—	—	2,386,818	1,603,407	785,708	—
Cost of shares redeemed-Class A	(328,524,662)	(106,706,998)	(44,876,604)	(27,342,629)	(14,499,060)	(22,989,844)
Proceeds from shares sold-Class C	2,784,091	4,868,915	20,606,839	24,447,566	1,070,069	1,816,635
Issued as reinvestment of distributions-Class C	—	—	880,356	535,148	693,884	—
Cost of shares redeemed-Class C	(19,660,905)	(19,600,206)	(14,756,084)	(8,492,918)	(17,467,684)	(24,458,321)
Proceeds from shares sold-Class I	14,440,652	8,850,238	23,318,736	8,066,516	417,990	270,089
Issued as reinvestment of distributions-Class I	—	—	165,312	30,336	8,749	—
Cost of shares redeemed-Class I	(7,966,827)	(13,574,129)	(18,137,904)	(1,945,750)	(327,825)	(8,139)
Proceeds from shares sold-Class R-3	212,628	156,530	735,400	86,232	2,394	2,484
Issued as reinvestment of distributions-Class R-3	—	—	12,186	4,819	64	—
Cost of shares redeemed-Class R-3	(143,500)	(293,981)	(212,037)	(4,332)	—	—
Proceeds from shares sold-Class R-5	4,165,343	4,528,599	7,176	2,500	—	2,484
Issued as reinvestment of distributions-Class R-5	—	—	107	39	74	—
Cost of shares redeemed-Class R-5	(4,965,441)	(4,621,326)	—	—	—	—
Proceeds from shares sold-Class R-6 (d)	N/A	N/A	2,500	—	N/A	N/A
Issued as reinvestment of distributions-Class R-6 (d)	N/A	N/A	15	—	N/A	N/A
Cost of shares redeemed-Class R-6 (d)	N/A	N/A	—	—	N/A	N/A
Net increase (decrease) from fund share transactions	(189,102,012)	23,333,291	15,874,958	49,182,178	(25,495,916)	(41,447,750)
Increase (decrease) in net assets	(184,291,711)	99,907,056	20,071,973	67,205,961	(34,674,487)	(33,089,275)
Net assets, end of period (a)	402,173,747	586,465,458	228,780,172	208,708,199	49,391,367	84,065,854
(a) Includes undistributed net investment income (accumulated net investment loss) of	$—	$—	$—	$128,562	$—	$838,578
(b) Includes Brazilian IOF tax of	$—	$—	$—	$95,841	$6,930	$47,204

Shares issued and redeemed
Shares sold-Class A	5,378,967	6,000,458	3,427,752	4,303,364	182,577	196,275
Issued as reinvestment of distributions-Class A	—	—	178,141	129,429	36,528	—
Shares redeemed-Class A	(12,406,299)	(4,304,324)	(3,405,024)	(2,253,952)	(689,039)	(1,148,100)
Shares sold-Class C	114,292	223,275	1,600,885	2,065,409	56,576	99,989
Issued as reinvestment of distributions-Class C	—	—	67,808	44,494	35,712	—
Shares redeemed-Class C	(813,314)	(906,784)	(1,139,910)	(725,189)	(917,611)	(1,355,217)
Shares sold-Class I	517,496	349,516	1,723,647	662,146	19,188	12,771
Issued as reinvestment of distributions-Class I	—	—	12,334	2,436	405	—
Shares redeemed-Class I	(287,327)	(544,288)	(1,333,444)	(159,433)	(15,013)	(398)
Shares sold-Class R-3	7,442	6,347	54,207	7,095	128	120
Issued as reinvestment of distributions-Class R-3	—	—	917	389	3	—
Shares redeemed-Class R-3	(5,041)	(11,874)	(15,596)	(364)	—	—
Shares sold-Class R-5	147,001	180,019	570	206	—	120
Issued as reinvestment of distributions-Class R-5	—	—	8	3	3	—
Shares redeemed-Class R-5	(174,177)	(182,893)	—	—	—	—
Shares sold-Class R-6 (d)	N/A	N/A	197	—	N/A	N/A
Issued as reinvestment of distributions-Class R-6 (d)	N/A	N/A	1	—	N/A	N/A
Shares redeemed-Class R-6 (d)	N/A	N/A	—	—	N/A	N/A
Shares issued and redeemed	(7,520,960)	809,452	1,172,493	4,076,033	(1,290,543)	(2,194,440)

(c) For the period March 1, 2010 (commencement of operations) to October 31, 2010.

(d) Class R-6 commenced operations on August 15, 2011.

38	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Eagle Investment Grade Bond Fund		Eagle Large Cap Core Fund		Eagle Mid Cap Growth Fund		Eagle Mid Cap Stock Fund		Eagle Small Cap Core Value Fund		Eagle Small Cap Growth Fund
11/1/10 to 10/31/11	3/1/10 to 10/31/10 (c)	11/1/10 to 10/31/11	11/1/09 to 10/31/10	11/1/10 to 10/31/11	11/1/09 to 10/31/10	11/1/10 to 10/31/11	11/1/09 to 10/31/10	11/1/10 to 10/31/11	11/1/09 to 10/31/10	11/1/10 to 10/31/11	11/1/09 to 10/31/10

$101,706,495	$ —	$137,049,995	$124,850,857	$214,455,420	$146,725,344	$1,391,084,078	$1,360,595,478	$70,856,563	$57,833,435	$485,861,025	$312,128,302

1,017,227	451,278	657,917	700,700	(2,287,785)	(1,001,675)	(1,970,910)	(4,836,933)	27,303	(33,045)	(5,991,791)	(2,364,043)
1,015,364	583,815	20,892,991	(687,281)	3,635,942	20,612,479	119,675,118	188,681,537	10,473,540	6,302,357	32,335,102	27,149,881
—	—	—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—	—	—
328,136	2,338,853	(9,646,576)	12,221,695	3,132,755	28,428,715	(109,656,621)	67,597,572	(1,993,868)	7,159,467	44,883,433	89,359,536
2,360,727	3,373,946	11,904,332	12,235,114	4,480,912	48,039,519	8,047,587	251,442,176	8,506,975	13,428,779	71,226,744	114,145,374

(1,220,091)	(390,219)	(816,734)	(965,747)	—	—	—	—	(38,788)	(37,833)	—	—
(539,279)	—	—	—	—	—	—	—	(6,284,232)	(2,027,828)	—	—
(1,759,370)	(390,219)	(816,734)	(965,747)	—	—	—	—	(6,323,020)	(2,065,661)	—	—

31,511,028	49,701,658	2,386,113	1,027,312	150,823,483	42,506,699	107,670,184	128,278,437	3,185,520	3,560,591	346,225,993	84,639,975
804,329	197,353	19,110	47,259	—	—	—	—	782,925	189,893	—	—
(22,440,534)	(3,621,289)	(3,938,582)	(2,705,543)	(63,830,502)	(29,416,271)	(304,331,261)	(345,423,076)	(2,426,615)	(591,807)	(149,599,533)	(87,144,327)
18,794,229	49,411,156	838,663	905,568	22,376,241	7,613,282	19,152,718	17,601,208	1,552,280	1,500,430	40,254,987	6,678,857
561,201	94,795	—	—	—	—	—	—	456,887	122,120	—	—
(16,305,813)	(971,481)	(1,889,936)	(2,152,862)	(10,767,809)	(8,856,506)	(51,325,989)	(51,757,572)	(684,200)	(539,109)	(14,441,059)	(13,128,650)
1,200,033	4,079,421	15,758,582	22,536,089	63,324,968	8,056,660	121,137,093	145,806,783	13,336,578	9,514,382	719,123,336	68,637,014
49,657	8,584	760,061	876,556	—	—	—	—	4,808,072	1,689,028	—	—
(1,987,205)	(234,297)	(139,289,837)	(19,609,117)	(16,538,707)	(1,104,343)	(305,680,058)	(115,530,578)	(14,854,678)	(13,790,518)	(152,146,322)	(6,871,192)
5,889	54,273	—	2,500	3,353,309	1,142,226	3,624,843	2,091,376	13,335	2,500	48,666,548	603,283
937	73	1	—	—	—	—	—	246	—	—	—
(9,400)	(2)	—	—	(1,071,987)	(395,933)	(2,325,476)	(1,619,667)	(2,900)	—	(2,704,567)	(875,308)
—	2,500	1,473	1,943	22,041,691	146,459	17,471,503	12,675,639	—	2,500	102,641,689	13,651,306
60	24	149	161	—	—	—	—	248	—	—	—
—	—	(140)	(95)	(2,514,696)	(1,716)	(23,374,780)	(13,076,126)	—	—	(21,268,307)	(6,603,609)
N/A	N/A	N/A	N/A	2,500	—	2,500	—	2,500	—	62,511,274	—
N/A	N/A	N/A	N/A	—	—	—	—	—	—	—	—
N/A	N/A	N/A	N/A	—	—	—	—	—	—	(465,590)	—
12,184,411	98,722,768	(125,354,343)	929,771	167,198,491	19,690,557	(417,978,723)	(220,953,576)	6,170,198	1,660,010	978,798,449	59,587,349
12,785,768	101,706,495	(114,266,745)	12,199,138	171,679,403	67,730,076	(409,931,136)	30,488,600	8,354,153	13,023,128	1,050,025,193	173,732,723
114,492,263	101,706,495	22,783,250	137,049,995	386,134,823	214,455,420	981,152,942	1,391,084,078	79,210,716	70,856,563	1,535,886,218	485,861,025
$13	$202,877	$354,047	$526,041	$ —	$ —	$ —	$(208,006)	$(30,823)	$(39,979)	$ —	$17,352
$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

2,104,935	3,386,111	164,571	80,135	4,821,472	1,703,950	3,943,685	5,564,894	155,355	194,539	8,777,461	2,853,465
54,376	13,300	1,386	3,799	—	—	—	—	40,109	11,021	—	—
(1,505,442)	(243,013)	(276,791)	(214,639)	(2,098,955)	(1,206,055)	(11,262,612)	(15,056,052)	(115,729)	(32,376)	(3,867,079)	(2,982,830)
1,253,087	3,356,355	60,051	71,178	816,199	342,670	800,211	864,380	77,022	82,648	1,207,645	264,656
38,159	6,389	—	—	—	—	—	—	23,833	7,154	—	—
(1,097,800)	(64,913)	(138,271)	(171,619)	(408,349)	(403,429)	(2,213,347)	(2,546,052)	(34,144)	(29,832)	(442,329)	(527,246)
80,301	272,818	1,096,730	1,774,690	1,974,435	318,997	4,492,971	6,242,343	658,055	522,393	18,274,114	2,259,675
3,355	572	55,277	70,690	—	—	—	—	244,065	97,688	—	—
(134,115)	(15,490)	(9,771,486)	(1,541,984)	(557,478)	(43,583)	(11,300,305)	(4,929,633)	(717,378)	(753,119)	(3,966,758)	(224,129)
397	3,608	—	196	114,580	45,180	132,178	90,539	606	140	1,270,937	20,780
64	5	—	—	—	—	—	—	13	—	—	—
(642)	—	—	—	(35,748)	(16,044)	(87,353)	(70,503)	(154)	—	(71,861)	(31,062)
—	173	98	148	713,159	5,738	623,069	533,966	—	140	2,585,750	457,000
4	2	11	13	—	—	—	—	12	—	—	—
—	—	(10)	(7)	(85,294)	(67)	(847,671)	(553,223)	—	—	(539,159)	(220,826)
N/A	N/A	N/A	N/A	84	—	98	—	129	—	1,658,855	—
N/A	N/A	N/A	N/A	—	—	—	—	—	—	—	—
N/A	N/A	N/A	N/A	—	—	—	—	—	—	(12,280)	—
796,679	6,715,917	(8,808,434)	72,600	5,254,105	747,357	(15,719,076)	(9,859,341)	331,794	100,396	24,875,296	1,869,483

The accompanying notes are an integral part of the financial statements.	39

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratios to daily average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)		Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle Capital Appreciation Fund
Class A*
11/01/10	10/31/11	$26.24	$(0.01)	$0.74	$0.73	$—	$—	$—	$26.97	1.22		1.22		(0.03)		37		2.78		$293
11/01/09	10/31/10	22.65	(0.04)	3.63	3.59	—	—	—	26.24	1.27		1.27		(0.18)		45		15.85		469
11/01/08	10/31/09	18.58	(0.06)	4.13	4.07	—	—	—	22.65	1.32		1.32		(0.31)		54		21.91		367
11/01/07	10/31/08	35.99	(0.13)	(12.71)	(12.84)	—	(4.57)	(4.57)	18.58	1.20		1.20		(0.45)		61		(40.38)		329
11/01/06	10/31/07	29.67	0.04	6.46 (b)	6.50	—	(0.18)	(0.18)	35.99	1.20		1.20		0.11		62		22.02		566
Class C*
11/01/10	10/31/11	22.88	(0.18)	0.66	0.48	—	—	—	23.36	1.92		1.92		(0.74)		37		2.10		67
11/01/09	10/31/10	19.90	(0.19)	3.17	2.98	—	—	—	22.88	1.99		1.99		(0.91)		45		14.97		81
11/01/08	10/31/09	16.45	(0.18)	3.63	3.45	—	—	—	19.90	2.08		2.08		(1.07)		54		20.97		84
11/01/07	10/31/08	32.64	(0.30)	(11.32)	(11.62)	—	(4.57)	(4.57)	16.45	1.95		1.95		(1.19)		61		(40.85)		87
11/01/06	10/31/07	27.13	(0.19)	5.88 (b)	5.69	—	(0.18)	(0.18)	32.64	1.96		1.96		(0.65)		62		21.09		170
Class I*
11/01/10	10/31/11	26.72	0.08	0.75	0.83	—	—	—	27.55	0.90		0.90		0.28		37		3.11		18
11/01/09	10/31/10	22.98	0.04	3.70	3.74	—	—	—	26.72	0.91		0.91		0.17		45		16.28		11
11/01/08	10/31/09	18.78	0.01	4.19	4.20	—	—	—	22.98	0.94		0.94		0.07		54		22.36		14
11/01/07	10/31/08	36.21	—	(12.86)	(12.86)	—	(4.57)	(4.57)	18.78	0.79		0.79		(0.01)		61		(40.16)		10
11/01/06	10/31/07	29.73	0.17	6.49 (b)	6.66	—	(0.18)	(0.18)	36.21	0.80		0.80		0.51		62		22.51		51
Class R-3*
11/01/10	10/31/11	26.03	(0.09)	0.74	0.65	—	—	—	26.68	1.51		1.51		(0.33)		37		2.50		1
11/01/09	10/31/10	22.52	(0.10)	3.61	3.51	—	—	—	26.03	1.49		1.49		(0.41)		45		15.59		1
11/01/08	10/31/09	18.51	(0.10)	4.11	4.01	—	—	—	22.52	1.49		1.49		(0.51)		54		21.66		1
11/01/07	10/31/08	35.97	(0.20)	(12.69)	(12.89)	—	(4.57)	(4.57)	18.51	1.42		1.42		(0.70)		61		(40.56)		0
09/12/07	10/31/07	33.30	(0.05)	2.72 (b)	2.67	—	—	—	35.97	1.65	(d)	7.17	(d)	(1.26	)(d)	62		8.02	(e)	0
Class R-5*
11/01/10	10/31/11	26.67	0.07	0.76	0.83	—	—	—	27.50	0.93		0.93		0.25		37		3.11		24
11/01/09	10/31/10	22.94	0.06	3.67	3.73	—	—	—	26.67	0.87		0.87		0.22		45		16.26		24
11/01/08	10/31/09	18.73	0.02	4.19	4.21	—	—	—	22.94	0.87		0.87		0.12		54		22.48		20
11/01/07	10/31/08	36.13	(0.04)	(12.79)	(12.83)	—	(4.57)	(4.57)	18.73	0.83		0.83		(0.13)		61		(40.17)		16
11/01/06	10/31/07	29.68	0.16	6.47 (b)	6.63	—	(0.18)	(0.18)	36.13	0.85		0.85		0.48		62		22.45		12

Eagle Growth & Income Fund
Class A*
11/01/10	10/31/11	12.83	0.27	0.30	0.57	(0.26)	—	(0.26)	13.14	1.21		1.21		2.02		123	(c)	4.46		134
11/01/09	10/31/10	11.57	0.20	1.26	1.46	(0.20)	—	(0.20)	12.83	1.40		1.30		1.61		50		12.65		128
11/01/08	10/31/09	9.71	0.31	1.86	2.17	(0.31)	—	(0.31)	11.57	1.39		1.55		3.12		57		22.88		90
11/01/07	10/31/08	17.77	0.37	(6.27)	(5.90)	(0.35)	(1.81)	(2.16)	9.71	1.35		1.33		2.75		64		(37.25)		61
11/01/06	10/31/07	14.68	0.36	3.60 (b)	3.96	(0.34)	(0.53)	(0.87)	17.77	1.35		1.40		2.28		63		28.17		96
Class C*
11/01/10	10/31/11	12.46	0.17	0.29	0.46	(0.18)	—	(0.18)	12.74	1.93		1.93		1.30		123	(c)	3.68		80
11/01/09	10/31/10	11.24	0.11	1.23	1.34	(0.12)	—	(0.12)	12.46	2.12		2.05		0.89		50		11.95		72
11/01/08	10/31/09	9.45	0.23	1.80	2.03	(0.24)	—	(0.24)	11.24	2.19		2.31		2.35		57		21.89		49
11/01/07	10/31/08	17.34	0.26	(6.10)	(5.84)	(0.24)	(1.81)	(2.05)	9.45	2.15		2.09		1.95		64		(37.75)		36
11/01/06	10/31/07	14.38	0.23	3.50 (b)	3.73	(0.24)	(0.53)	(0.77)	17.34	2.14		2.16		1.52		63		27.05		59
Class I*
11/01/10	10/31/11	12.82	0.32	0.29	0.61	(0.30)	—	(0.30)	13.13	0.88		0.87		2.39		123	(c)	4.77		14
11/01/09	10/31/10	11.56	0.29	1.22	1.51	(0.25)	—	(0.25)	12.82	0.95		0.97		2.01		50		13.15		9
03/18/09	10/31/09	8.43	0.20	3.20	3.40	(0.27)	—	(0.27)	11.56	0.95	(d)	1.12	(d)	3.08	(d)	57		40.72	(e)	2
Class R-3*
11/01/10	10/31/11	12.81	0.23	0.30	0.53	(0.24)	—	(0.24)	13.10	1.51		1.51		1.71		123	(c)	4.14		1
11/01/09	10/31/10	11.55	0.18	1.26	1.44	(0.18)	—	(0.18)	12.81	1.54		1.54		1.46		50		12.54		0
09/30/09	10/31/09	11.84	0.01	(0.22)	(0.21)	(0.08)	—	(0.08)	11.55	1.65	(d)	1.56	(d)	0.94	(d)	57		(1.83	)(e)	0
Class R-5
11/01/10	10/31/11	12.83	0.29	0.32	0.61	(0.31)	—	(0.31)	13.13	0.95		0.85		2.17		123	(c)	4.77		0
12/28/09	10/31/10	12.11	0.22	0.69	0.91	(0.19)	—	(0.19)	12.83	0.95	(d)	1.85	(d)	2.11	(d)	50		7.53	(e)	0
Class R-6*
08/15/11	10/31/11	12.70	0.06	0.44	0.50	(0.07)	—	(0.07)	13.13	0.85	(d)	0.96	(d)	2.17	(d)	123	(c)	4.00	(e)	0

40	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods				From investment operations			Dividends & distributions					Ratios to daily average net assets (%)
			Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income		From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)		Ending net assets (millions)
Beginning	Ending
Eagle International Equity Fund
Class A*
11/01/10	10/31/11		$21.50	$0.03	$(2.73)	$(2.70)	$(0.51)		$—	$(0.51)	$18.29	1.65		1.93		0.13		68	(12.90)		$23
11/01/09	10/31/10		19.52	0.09	1.89	1.98	—		—	—	21.50	1.74		2.04		0.46		133	10.14		37
11/01/08	10/31/09		17.80	0.20	2.23	2.43	(0.71	)(f)	—	(0.71)	19.52	1.70		1.85		1.18		179	14.34		52
11/01/07	10/31/08		36.52	0.32	(16.15)	(15.83)	—		(2.89)	(2.89)	17.80	1.41		1.41		1.11		115	(46.77)		73
11/01/06	10/31/07		29.97	0.27	8.87 (b)	9.14	(0.47)		(2.12)	(2.59)	36.52	1.47		1.41		0.83		56	32.58		166
Class C*
11/01/10	10/31/11		19.32	(0.13)	(2.44)	(2.57)	(0.34)		—	(0.34)	16.41	2.45		2.72		(0.68)		68	(13.58)		26
11/01/09	10/31/10		17.68	(0.05)	1.69	1.64	—		—	—	19.32	2.49		2.79		(0.30)		133	9.28		46
11/01/08	10/31/09		16.15	0.06	2.01	2.07	(0.54	)(f)	—	(0.54)	17.68	2.48		2.62		0.39		179	13.34		65
11/01/07	10/31/08		33.66	0.09	(14.71)	(14.62)	—		(2.89)	(2.89)	16.15	2.17		2.17		0.33		115	(47.19)		91
11/01/06	10/31/07		27.85	0.01	8.23 (b)	8.24	(0.31)		(2.12)	(2.43)	33.66	2.23		2.17		0.05		56	31.60		189
Class I*
11/01/10	10/31/11		21.67	0.07	(2.70)	(2.63)	(0.62)		—	(0.62)	18.42	1.15		1.69		0.35		68	(12.57)		0
11/01/09	10/31/10		19.57	0.10	2.00	2.10	—		—	—	21.67	1.15		1.56		0.53		133	10.73		1
03/13/09(g)	10/31/09		13.59	0.08	5.90	5.98	—		—	—	19.57	1.15	(d)	1.50	(d)	0.76	(d)	179	44.00	(e)	0
02/09/09	02/24/09	(g)	15.60	0.02	(1.86)	(1.84)	—		—	—	13.76	1.15	(d)	1.40	(d)	2.92	(d)	179	(11.79	)(e)	0
Class R-3*
11/01/10	10/31/11		20.95	— (h)	(2.67)	(2.67)	(0.53)		—	(0.53)	17.75	1.75		2.19		0.01		68	(13.18)		0
12/28/09	10/31/10		20.80	(0.79)	0.94	0.15	—		—	—	20.95	1.74	(d)	3.18	(d)	(4.66	)(d)	133	0.72	(e)	0
Class R-5*
11/01/10	10/31/11		21.49	0.14	(2.77)	(2.63)	(0.62)		—	(0.62)	18.24	1.15		1.59		0.66		68	(12.70)		0
12/28/09	10/31/10		20.88	(0.07)	0.68	0.61	—		—	—	21.49	1.14	(d)	1.78	(d)	(0.43	)(d)	133	2.92	(e)	0

Eagle Investment Grade Bond Fund
Class A*
11/01/10	10/31/11		15.15	0.20	0.21	0.41	(0.23)		(0.08)	(0.31)	15.25	0.85		1.04		1.34		78	2.75		58
03/01/10	10/31/10		14.44	0.16	0.67	0.83	(0.12)		—	(0.12)	15.15	0.85	(d)	1.48	(d)	1.51	(d)	53	5.78	(e)	48
Class C*
11/01/10	10/31/11		15.13	0.08	0.21	0.29	(0.11)		(0.08)	(0.19)	15.23	1.65		1.79		0.55		78	1.95		53
03/01/10	10/31/10		14.44	0.07	0.68	0.75	(0.06)		—	(0.06)	15.13	1.65	(d)	2.23	(d)	0.68	(d)	53	5.23	(e)	50
Class I*
11/01/10	10/31/11		15.17	0.24	0.20	0.44	(0.26)		(0.08)	(0.34)	15.27	0.60		0.74		1.58		78	2.97		3
03/01/10	10/31/10		14.44	0.16	0.71	0.87	(0.14)		—	(0.14)	15.17	0.60	(d)	2.11	(d)	1.59	(d)	53	6.05	(e)	4
Class R-3*
11/01/10	10/31/11		15.15	0.16	0.19	0.35	(0.18)		(0.08)	(0.26)	15.24	1.15		1.39		1.04		78	2.38		0
03/01/10	10/31/10		14.44	0.05	0.76	0.81	(0.10)		—	(0.10)	15.15	1.14	(d)	1.95	(d)	0.91	(d)	53	5.63	(e)	0
Class R-5*
11/01/10	10/31/11		15.13	0.24	0.19	0.43	(0.26)		(0.08)	(0.34)	15.22	0.60		6.01		1.59		78	2.91		0
03/01/10	10/31/10		14.44	0.18	0.65	0.83	(0.14)		—	(0.14)	15.13	0.61	(d)	4.92	(d)	1.77	(d)	53	5.75	(e)	0

Eagle Large Cap Core Fund
Class A*
11/01/10	10/31/11		13.09	0.04	0.72	0.76	(0.03)		—	(0.03)	13.82	1.40		1.57		0.29		52	5.78		10
11/01/09	10/31/10		12.01	0.04	1.10	1.14	(0.06)		—	(0.06)	13.09	1.40		1.41		0.20		48	9.48		10
11/01/08	10/31/09		10.70	0.07	1.36	1.43	(0.12)		—	(0.12)	12.01	1.38		1.47		0.68		40	13.68		11
11/01/07	10/31/08		17.95	0.17	(6.52)	(6.35)	(0.13)		(0.77)	(0.90)	10.70	1.26		1.26		1.14		43	(37.08)		12
11/01/06	10/31/07		16.54	0.13	1.48 (b)	1.61	(0.08)		(0.12)	(0.20)	17.95	1.36		1.28		0.73		45	9.85		27
Class C*
11/01/10	10/31/11		12.88	(0.07)	0.70	0.63	—		—	—	13.51	2.20		2.35		(0.51)		52	4.89		8
11/01/09	10/31/10		11.86	(0.11)	1.13	1.02	—		—	—	12.88	2.20		2.24		(0.60)		48	8.60		9
11/01/08	10/31/09		10.53	(0.01)	1.35	1.34	(0.01)		—	(0.01)	11.86	2.18		2.32		(0.15)		40	12.78		9
11/01/07	10/31/08		17.68	0.04	(6.42)	(6.38)	—		(0.77)	(0.77)	10.53	2.10		2.10		0.28		43	(37.58)		9
11/01/06	10/31/07		16.35	(0.02)	1.47 (b)	1.45	—		(0.12)	(0.12)	17.68	2.18		2.11		(0.10)		45	8.95		17

The accompanying notes are an integral part of the financial statements.	41

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratios to daily average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)	Ending net assets (millions)
Beginning	Ending
Eagle Large Cap Core Fund (cont’d)
Class I*
11/01/10	10/31/11	$13.10	$0.11	$0.66	$0.77	$(0.09)	$—	$(0.09)	$13.78	0.95		1.01		0.79		52	5.87	$5
11/01/09	10/31/10	12.02	0.13	1.05	1.18	(0.10)	—	(0.10)	13.10	0.95		1.26		0.65		48	9.90	118
11/01/08	10/31/09	10.73	0.12	1.35	1.47	(0.18)	—	(0.18)	12.02	0.95		1.28		1.18		40	14.20	104
11/01/07	10/31/08	18.01	0.20	(6.51)	(6.31)	(0.20)	(0.77)	(0.97)	10.73	0.95		1.04		1.39		43	(36.86)	130
11/01/06	10/31/07	16.60	0.19	1.48 (b)	1.67	(0.14)	(0.12)	(0.26)	18.01	0.95		1.06		1.12		45	10.22	183
Class R-3*
11/01/10	10/31/11	13.06	0.01	0.70	0.71	0.00 (h)	—	0.00 (h)	13.77	1.65		2.87		0.04		52	5.47	0
12/28/09	10/31/10	12.77	(0.01)	0.30	0.29	—	—	—	13.06	1.65	(d)	2.39	(d)	(0.13	)(d)	48	2.27 (e)	0
Class R-5*
11/01/10	10/31/11	13.39	0.11	0.73	0.84	(0.09)	—	(0.09)	14.14	0.95		1.37		0.73		52	6.27	0
11/01/09	10/31/10	12.28	0.11	1.11	1.22	(0.11)	—	(0.11)	13.39	0.95		1.28		0.65		48	9.94	0
11/01/08	10/31/09	10.76	0.11	1.41	1.52	—	—	—	12.28	0.95		1.22		0.97		40	14.13	0
11/01/07	10/31/08	17.98	0.27	(6.51)	(6.24)	(0.21)	(0.77)	(0.98)	10.76	0.86		0.90		1.71		43	(36.52)	0
04/02/07	10/31/07	16.51	—	1.47 (b)	1.47	—	—	—	17.98	0.91	(d)	0.91	(d)	0.05	(d)	45	8.90 (e)	1

Eagle Mid Cap Growth Fund
Class A*
11/01/10	10/31/11	28.03	(0.19)	2.12	1.93	—	—	—	29.96	1.23		1.23		(0.60)		91	6.89	231
11/01/09	10/31/10	21.25	(0.09)	6.87	6.78	—	—	—	28.03	1.33		1.33		(0.36)		96	31.91	140
11/01/08	10/31/09	18.63	(0.11)	2.73	2.62	—	—	—	21.25	1.44		1.44		(0.59)		127	14.06	95
11/01/07	10/31/08	34.48	(0.20)	(10.29)	(10.49)	—	(5.36)	(5.36)	18.63	1.30		1.30		(0.74)		141	(35.68)	86
11/01/06	10/31/07	28.11	(0.24)	9.18 (b)	8.94	—	(2.57)	(2.57)	34.48	1.36		1.36		(0.80)		98	34.28	130
Class C*
11/01/10	10/31/11	24.71	(0.35)	1.88	1.53	—	—	—	26.24	1.94		1.94		(1.30)		91	6.19	72
11/01/09	10/31/10	18.88	(0.24)	6.07	5.83	—	—	—	24.71	2.10		2.10		(1.11)		96	30.88	58
11/01/08	10/31/09	16.68	(0.23)	2.43	2.20	—	—	—	18.88	2.22		2.22		(1.36)		127	13.19	45
11/01/07	10/31/08	31.65	(0.36)	(9.25)	(9.61)	—	(5.36)	(5.36)	16.68	2.05		2.05		(1.48)		141	(36.16)	42
11/01/06	10/31/07	26.18	(0.42)	8.46 (b)	8.04	—	(2.57)	(2.57)	31.65	2.11		2.11		(1.54)		98	33.28	69
Class I*
11/01/10	10/31/11	28.58	(0.09)	2.17	2.08	—	—	—	30.66	0.89		0.88		(0.29)		91	7.28	60
11/01/09	10/31/10	21.58	(0.02)	7.02	7.00	—	—	—	28.58	0.95		0.95		(0.07)		96	32.44	15
11/01/08	10/31/09	18.83	(0.02)	2.77	2.75	—	—	—	21.58	0.95		1.05		(0.13)		127	14.60	6
11/01/07	10/31/08	34.69	(0.12)	(10.38)	(10.50)	—	(5.36)	(5.36)	18.83	0.95		1.04		(0.54)		141	(35.46)	0
11/01/06	10/31/07	28.16	(0.11)	9.21 (b)	9.10	—	(2.57)	(2.57)	34.69	0.95		1.08		(0.37)		98	34.83	0
Class R-3*
11/01/10	10/31/11	27.88	(0.27)	2.12	1.85	—	—	—	29.73	1.52		1.52		(0.89)		91	6.64	4
11/01/09	10/31/10	21.19	(0.19)	6.88	6.69	—	—	—	27.88	1.61		1.61		(0.72)		96	31.57	1
01/12/09	10/31/09	16.84	(0.15)	4.50	4.35	—	—	—	21.19	1.74	(d)	1.74	(d)	(0.94	)(d)	127	25.83 (e)	0
Class R-5*
11/01/10	10/31/11	28.56	(0.11)	2.19	2.08	—	—	—	30.64	0.91		0.91		(0.35)		91	7.28	19
12/28/09	10/31/10	24.70	(0.12)	3.98	3.86	—	—	—	28.56	0.95	(d)	1.15	(d)	(0.44	)(d)	96	15.63 (e)	0
Class R-6*
08/15/11	10/31/11	29.65	(0.02)	1.13	1.11	—	—	—	30.76	0.85	(d)	0.85	(d)	(0.32	)(d)	91	3.74 (e)	0

Eagle Mid Cap Stock Fund
Class A*
11/01/10	10/31/11	25.37	(0.03)	(0.27)	(0.30)	—	—	—	25.07	1.14		1.14		(0.11)		242	(1.18)	544
11/01/09	10/31/10	21.10	(0.07)	4.34	4.27	—	—	—	25.37	1.20		1.20		(0.32)		245	20.24	736
11/01/08	10/31/09	18.34	(0.03)	2.79	2.76	—	—	—	21.10	1.26		1.26		(0.18)		196	15.05	812
11/01/07	10/31/08	32.59	(0.09)	(10.83)	(10.92)	—	(3.33)	(3.33)	18.34	1.15		1.15		(0.34)		176	(37.04)	780
11/01/06	10/31/07	30.12	(0.06)	5.61 (b)	5.55	—	(3.08)	(3.08)	32.59	1.13		1.13		(0.18)		185	20.08	1,312
Class C*
11/01/10	10/31/11	22.28	(0.19)	(0.23)	(0.42)	—	—	—	21.86	1.85		1.85		(0.83)		242	(1.89)	204
11/01/09	10/31/10	18.67	(0.21)	3.82	3.61	—	—	—	22.28	1.93		1.93		(1.06)		245	19.34	239
11/01/08	10/31/09	16.34	(0.15)	2.48	2.33	—	—	—	18.67	2.00		2.00		(0.93)		196	14.26	232
11/01/07	10/31/08	29.62	(0.25)	(9.70)	(9.95)	—	(3.33)	(3.33)	16.34	1.88		1.88		(1.07)		176	(37.53)	229
11/01/06	10/31/07	27.83	(0.26)	5.13 (b)	4.87	—	(3.08)	(3.08)	29.62	1.88		1.88		(0.94)		185	19.21	410

42	The accompanying notes are an integral part of the financial statements.

Financial Highlights

Fiscal periods			From investment operations			Dividends & distributions				Ratios to daily average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)	Ending net assets (millions)
Beginning	Ending
Eagle Mid Cap Stock Fund (cont’d)
Class I*
11/01/10	10/31/11	$25.79	$0.07	$(0.28)	$(0.21)	$—	$—	$—	$25.58	0.79		0.79		0.24		242	(0.81)	$163
11/01/09	10/31/10	21.36	0.01	4.42	4.43	—	—	—	25.79	0.79		0.79		0.06		245	20.74	340
11/01/08	10/31/09	18.49	0.03	2.84	2.87	—	—	—	21.36	0.87		0.87		0.16		196	15.52	254
11/01/07	10/31/08	32.74	—	(10.92)	(10.92)	—	(3.33)	(3.33)	18.49	0.81		0.81		(0.02)		176	(36.85)	79
11/01/06	10/31/07	30.15	0.05	5.62 (b)	5.67	—	(3.08)	(3.08)	32.74	0.81		0.81		0.17		185	20.50	94
Class R-3*
11/01/10	10/31/11	25.17	(0.11)	(0.26)	(0.37)	—	—	—	24.80	1.43		1.43		(0.43)		242	(1.47)	5
11/01/09	10/31/10	20.98	(0.13)	4.32	4.19	—	—	—	25.17	1.41		1.41		(0.57)		245	19.97	4
11/01/08	10/31/09	18.26	(0.06)	2.78	2.72	—	—	—	20.98	1.40		1.40		(0.35)		196	14.90	3
11/01/07	10/31/08	32.52	(0.13)	(10.80)	(10.93)	—	(3.33)	(3.33)	18.26	1.33		1.33		(0.53)		176	(37.16)	1
11/01/06	10/31/07	30.10	(0.10)	5.60 (b)	5.50	—	(3.08)	(3.08)	32.52	1.29		1.29		(0.33)		185	19.91	1
Class R-5*
11/01/10	10/31/11	25.83	0.05	(0.28)	(0.23)	—	—	—	25.60	0.85		0.85		0.18		242	(0.89)	65
11/01/09	10/31/10	21.39	0.02	4.42	4.44	—	—	—	25.83	0.78		0.78		0.09		245	20.76	72
11/01/08	10/31/09	18.50	0.05	2.84	2.89	—	—	—	21.39	0.79		0.79		0.28		196	15.62	60
11/01/07	10/31/08	32.73	0.02	(10.92)	(10.90)	—	(3.33)	(3.33)	18.50	0.74		0.74		0.06		176	(36.80)	24
11/01/06	10/31/07	30.13	0.07	5.61 (b)	5.68	—	(3.08)	(3.08)	32.73	0.75		0.75		0.23		185	20.55	34
Class R-6*
08/15/11	10/31/11	25.41	0.01	0.28	0.29	—	—	—	25.70	0.85	(d)	0.85	(d)	0.24	(d)	242	1.14 (e)	0

Eagle Small Cap Core Value Fund
Class A*
11/01/10	10/31/11	19.63	(0.05)	2.23	2.18	—	(1.76)	(1.76)	20.05	1.40		1.44		(0.25)		36	11.35	12
11/01/09	10/31/10	16.54	(0.09)	3.75	3.66	—	(0.57)	(0.57)	19.63	1.50		1.67		(0.46)		22	22.63	10
11/03/08	10/31/09	14.29	(0.07)	2.32	2.25	—	—	—	16.54	1.48	(d)	4.53	(d)	(0.45	)(d)	23	15.75 (e)	6
Class C*
11/01/10	10/31/11	19.32	(0.22)	2.18	1.96	—	(1.76)	(1.76)	19.52	2.28		2.21		(1.13)		36	10.31	6
11/01/09	10/31/10	16.41	(0.23)	3.71	3.48	—	(0.57)	(0.57)	19.32	2.30		2.49		(1.25)		22	21.69	5
11/03/08	10/31/09	14.29	(0.19)	2.31	2.12	—	—	—	16.41	2.28	(d)	5.37	(d)	(1.27	)(d)	23	14.84 (e)	3
Class I*
11/01/10	10/31/11	19.80	0.04	2.24	2.28	(0.01)	(1.76)	(1.77)	20.31	0.95		1.19		0.20		36	11.81	61
11/01/09	10/31/10	16.59	0.02	3.77	3.79	(0.01)	(0.57)	(0.58)	19.80	0.95		1.56		0.11		22	23.39	56
03/09/09	10/31/09	9.65	(0.01)	6.95	6.94	—	—	—	16.59	0.95	(d)	1.80	(d)	(0.04	)(d)	23	71.92 (e)	49
Class R-3*
11/01/10	10/31/11	19.60	(0.11)	2.23	2.12	—	(1.76)	(1.76)	19.96	1.70		1.67		(0.55)		36	11.03	0
12/28/09	10/31/10	17.86	(0.11)	1.85	1.74	—	—	—	19.60	1.71	(d)	2.68	(d)	(0.69	)(d)	22	9.74 (e)	0
Class R-5*
11/01/10	10/31/11	19.79	0.04	2.25	2.29	(0.02)	(1.76)	(1.78)	20.30	0.95		1.13		0.21		36	11.83	0
12/28/09	10/31/10	17.92	0.01	1.86	1.87	—	—	—	19.79	0.97	(d)	1.96	(d)	0.05	(d)	22	10.44 (e)	0
Class R-6*
08/15/11	10/31/11	19.44	0.01	0.85	0.86	—	—	—	20.30	0.85	(d)	1.24	(d)	0.17	(d)	36	4.42 (e)	0

Eagle Small Cap Growth Fund
Class A*
11/01/10	10/31/11	33.79	(0.27)	5.41	5.14	—	—	—	38.93	1.16		1.16		(0.69)		36	15.21	497
11/01/09	10/31/10	25.10	(0.16)	8.85	8.69	—	—	—	33.79	1.31		1.31		(0.55)		49	34.62	266
11/01/08	10/31/09	22.52	(0.18)	2.76	2.58	—	—	—	25.10	1.37		1.37		(0.83)		110	11.46	200
11/01/07	10/31/08	41.33	(0.16)	(12.81)	(12.97)	—	(5.84)	(5.84)	22.52	1.27		1.27		(0.50)		51	(35.81)	189
11/01/06	10/31/07	37.87	(0.15)	6.46 (b)	6.31	—	(2.85)	(2.85)	41.33	1.25		1.25		(0.38)		64	17.65	327
Class C*
11/01/10	10/31/11	28.65	(0.46)	4.59	4.13	—	—	—	32.78	1.86		1.86		(1.40)		36	14.42	108
11/01/09	10/31/10	21.44	(0.31)	7.52	7.21	—	—	—	28.65	2.05		2.05		(1.25)		49	33.63	72
11/01/08	10/31/09	19.40	(0.30)	2.34	2.04	—	—	—	21.44	2.17		2.17		(1.63)		110	10.52	60
11/01/07	10/31/08	36.69	(0.34)	(11.11)	(11.45)	—	(5.84)	(5.84)	19.40	2.02		2.02		(1.25)		51	(36.26)	59
11/01/06	10/31/07	34.17	(0.39)	5.76 (b)	5.37	—	(2.85)	(2.85)	36.69	2.00		2.00		(1.12)		64	16.75	110

The accompanying notes are an integral part of the financial statements.	43

Financial Highlights

Fiscal periods			From investment operations				Dividends & distributions				Ratios to daily average net assets (%)
		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)		Total	From investment income	From realized gains	Total	Ending net asset value	With expenses waived/ recovered		Without expenses waived/ recovered		Net income (loss)		Portfolio turnover rate (%)	Total return (%) (a)	Ending net assets (millions)
Beginning	Ending
Eagle Small Cap Growth Fund (cont’d)
Class I*
11/01/10	10/31/11	$34.41	$(0.14)	$5.38		$5.24	$—	$—	$—	$39.65	0.82		0.83		(0.37)		36	15.23	$679
11/01/09	10/31/10	25.44	(0.12)	9.09		8.97	—	—	—	34.41	0.86		0.86		(0.34)		49	35.26	97
11/01/08	10/31/09	22.72	(0.08)	2.80		2.72	—	—	—	25.44	0.87		0.87		(0.37)		110	11.97	20
11/01/07	10/31/08	41.51	(0.08)	(12.87)		(12.95)	—	(5.84)	(5.84)	22.72	0.93		0.93		(0.27)		51	(35.57)	10
11/01/06	10/31/07	37.91	(0.06)	6.51	(b)	6.45	—	(2.85)	(2.85)	41.51	0.95		0.96		(0.15)		64	18.03	2
Class R-3*
11/01/10	10/31/11	33.52	(0.34)	5.40		5.06	—	—	—	38.58	1.37		1.37		(0.90)		36	15.10	48
11/01/09	10/31/10	24.96	(0.19)	8.75		8.56	—	—	—	33.52	1.55		1.55		(0.66)		49	34.29	2
11/01/08	10/31/09	22.44	(0.18)	2.70		2.52	—	—	—	24.96	1.54		1.54		(1.01)		110	11.23	2
11/01/07	10/31/08	41.25	(0.20)	(12.77)		(12.97)	—	(5.84)	(5.84)	22.44	1.42		1.42		(0.67)		51	(35.88)	1
11/01/06	10/31/07	37.88	(0.28)	6.50	(b)	6.22	—	(2.85)	(2.85)	41.25	1.37		1.37		(0.65)		64	17.40	1
Class R-5*
11/01/10	10/31/11	34.39	(0.16)	5.51		5.35	—	—	—	39.74	0.85		0.85		(0.39)		36	15.56	138
11/01/09	10/31/10	25.43	(0.04)	9.00		8.96	—	—	—	34.39	0.88		0.88		(0.14)		49	35.23	49
11/01/08	10/31/09	22.72	(0.09)	2.80		2.71	—	—	—	25.43	0.90		0.90		(0.40)		110	11.93	30
11/01/07	10/31/08	41.50	(0.05)	(12.89)		(12.94)	—	(5.84)	(5.84)	22.72	0.90		0.90		(0.15)		51	(35.55)	11
11/01/06	10/31/07	37.88	—	6.47	(b)	6.47	—	(2.85)	(2.85)	41.50	0.88		0.88		(0.01)		64	18.10	15
Class R-6*
08/15/11	10/31/11	37.85	(0.06)	1.97		1.91	—	—	—	39.76	0.85	(d)	0.85	(d)	(0.75	)(d)	36	5.05 (e)	65

* Per share amounts have been calculated using the monthly average share method.

(a) Total returns are calculated without the imposition of either front-end or contingent deferred sales charges. (b) Includes redemption fee amounts that represent less than $0.01 per share. (c) The Growth & Income Fund changed its sub advisor effective June 1, 2011. (d) Annualized. (e) Not annualized. (f) Includes tax return of capital distribution of $0.02 per share. (g) There were no shares outstanding from February 28, 2009 through March 12, 2009. (h) Per share amount is less than $0.005.

44	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

10.31.2011

NOTE 1  |  Organization and investment objective  |  The Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust (each a “Trust” and collectively the “Trusts” or the “Eagle Family of Funds”) are organized as separate Massachusetts business trusts, and are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Members of the Boards of Trustees (“Boards”) for the Trusts may serve as Trustees for one or more of the Trusts. Each Trust offers shares in the following series (each a “Fund” and collectively the “Funds”) and are advised by Eagle Asset Management, Inc. (“Eagle” or “Manager”).

•	The Eagle Capital Appreciation Fund (“Capital Appreciation Fund”) seeks long-term capital appreciation.

•	The Eagle Growth & Income Fund (“Growth & Income Fund”) primarily seeks long-term capital appreciation and, secondarily, seeks current income.

The Eagle Series Trust currently offers shares in seven series:

•	The Eagle International Equity Fund (“International Equity Fund”) seeks capital appreciation principally through investment in a portfolio of international equity securities,

•	The Eagle Investment Grade Bond Fund (“Investment Grade Bond Fund”) seeks current income and preservation of capital,

•	The Eagle Large Cap Core Fund (“Large Cap Core Fund”) seeks long-term growth through capital appreciation,

•	The Eagle Mid Cap Growth Fund (“Mid Cap Growth Fund”) seeks long-term capital appreciation,

•	The Eagle Mid Cap Stock Fund (“Mid Cap Stock Fund”) seeks long-term capital appreciation,

•	The Eagle Small Cap Core Value Fund (“Small Cap Core Value Fund”) seeks capital growth, and

•	The Eagle Small Cap Growth Fund (“Small Cap Growth Fund”) seeks long-term capital appreciation.

Class offerings  |  Each Fund is authorized and currently offers Class A, Class C, Class I, Class R-3 and Class R-5 shares to qualified buyers. The Growth & Income Fund, the Mid Cap Growth Fund, the Mid Cap Stock Fund, the Small Cap Core Value Fund, and the Small Cap Growth Fund are authorized and currently offer class R-6 shares to qualified buyers.

•	For all funds except the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 4.75%. For the Investment Grade Bond Fund, Class A shares are sold at a maximum front-end sales charge of 3.75%. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) of up to 1% of the lower of net asset value (“NAV”) or purchase price if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of NAV or purchase price if redeemed within one year of purchase.

•	Class I, Class R-3, Class R-5 and Class R-6 shares are each sold without a front-end sales charge or a CDSC to qualified buyers.

NOTE 2  |  Significant accounting policies

Use of estimates  |  The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities  |  The price of each Fund’s shares is based on the NAV per share of each class of a Fund. The Funds determine the NAV of their shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the regular trading session (typically 4:00 p.m. Eastern time), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the NAV is calculated, the Manager is not required to recalculate the NAV.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, a Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV.

A market quotation may be considered unreliable or unavailable for various reasons, such as:

•	The quotation may be stale;

•	The quotation may be unreliable because the security is not traded frequently;

•	Trading on the security ceased before the close of the trading market;

•	Security is newly issued;

45

Notes to Financial Statements

10.31.2011

•	Issuer-specific events occurred after the security ceased trading; or

•	Because of the passage of time between the close of the market on which the security trades and the close of the NYSE.

Issuer-specific events may cause the last market quotation to be unreliable. Such events may include:

•	A merger or insolvency;

•	Events which affect a geographical area or an industry segment, such as political events or natural disasters; or

•	Market events, such as a significant movement in the U.S. market.

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Boards. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards. A Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards. Pursuant to the Procedures, the Boards have delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of certain officers of the Trusts and other employees of the Manager (“Valuation Committee”). The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•	Domestic exchange-traded equity securities | Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

•

Foreign equity securities  |  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Eagle determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Eagle also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the NAV of a Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

•

Fixed income securities  |  Government, corporate, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

46

Notes to Financial Statements

10.31.2011

•

Short-term securities  |  The amortized cost method of security valuation is used by the Funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.

•	Futures and options | Futures and options are valued on the basis of market quotations, if available.

•	Investment companies | Investments in other investment companies are valued at their reported net asset value.

Fair value measurement  |  Each Fund utilizes a three-level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—Valuations based on quoted prices for identical securities in active markets;

Level 2—Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and

Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2011.

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
Capital Appreciation Fund
Domestic common stocks (a)	$398,185,054	$ —	$398,185,054
Total investment portfolio	$398,185,054	$ —	$398,185,054
Growth & Income Fund
Domestic common stocks (a)	$196,471,074	$ —	$196,471,074
Foreign common stocks (a)	24,765,810	—	24,765,810
Total investment portfolio	$221,236,884	$ —	$221,236,884
International Equity Fund
Foreign common stocks
Advertising	$ 180,040	$276,481	$ 456,521
Aerospace/defense	—	372,155	372,155

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
International Equity Fund (cont’d)
Agriculture	$—	$636,242	$636,242
Apparel	—	273,246	273,246
Auto manufacturers	—	2,354,718	2,354,718
Auto parts & equipment	—	165,868	165,868
Banks	923,358	3,015,936	3,939,294
Beverages	361,977	150,069	512,046
Biotechnology	—	429,895	429,895
Building materials	—	261,709	261,709
Chemicals	1,351,381	564,575	1,915,956
Cosmetics/personal care	—	782,147	782,147
Distribution/wholesale	—	730,138	730,138
Electric	—	605,832	605,832
Electrical components & equipment	—	893,227	893,227
Engineering & construction	—	2,147,167	2,147,167
Food	—	1,947,372	1,947,372
Food service	—	255,192	255,192
Hand/machine tools	—	186,967	186,967
Healthcare products	—	1,764,028	1,764,028
Holding companies—diversified	—	1,884,139	1,884,139
Household products/wares	—	343,416	343,416
Insurance	551,523	552,248	1,103,771
Internet	1,546,304	180,502	1,726,806
Lodging	—	576,610	576,610
Machinery—construction & mining	—	1,024,895	1,024,895
Machinery-diversified	—	468,276	468,276
Mining	1,686,046	2,304,496	3,990,542
Miscellaneous manufacturer	—	296,715	296,715
Office/business equipment	—	131,199	131,199
Oil & gas	2,097,711	2,532,852	4,630,563
Oil & gas services	—	766,044	766,044
Pharmaceuticals	1,049,981	1,940,848	2,990,829
Real estate	—	807,985	807,985
Retail	—	3,412,057	3,412,057
Semiconductors	—	313,772	313,772
Software	—	283,281	283,281
Telecommunications	—	1,609,922	1,609,922
Transportation	—	106,102	106,102
Foreign preferred stocks
Auto manufacturers	—	448,016	448,016

47

Notes to Financial Statements

10.31.2011

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)	Total
International Equity Fund (cont’d)
Household products/wares	$—	$152,025	$152,025
Other financial instruments (appreciation) (b)	70,171	—	70,171
Other financial instruments (depreciation) (b)	(304,371)	—	(304,371)
Total investment portfolio	$9,514,121	$37,948,364	$47,462,485
Investment Grade Bond Fund
Domestic corporate bonds (a)	$—	$54,852,961	$ 54,852,961
Foreign corporate bonds (a)	—	10,837,963	10,837,963
U.S. Treasuries	—	17,079,361	17,079,361
Domestic mortgage-backed obligations	—	5,921,582	5,921,582
Foreign mortgage-backed obligations	—	9,167,023	9,167,023
U.S. Government Agency securities (a)	—	6,487,646	6,487,646
Foreign government securities	—	3,282,318	3,282,318
Supranational banks	—	3,152,906	3,152,906
Total investment portfolio	$ —	$110,781,760	$110,781,760
Large Cap Core Fund
Domestic common stocks (a)	$20,702,890	$—	$20,702,890
Investment companies	330,852	—	330,852
Total investment portfolio	$21,033,742	$—	$21,033,742
Mid Cap Growth Fund
Domestic common stocks (a)	$380,333,523	$—	$380,333,523
Total investment portfolio	$380,333,523	$—	$380,333,523
Mid Cap Stock Fund
Domestic common stocks (a)	$974,378,978	$—	$974,378,978
Total investment portfolio	$974,378,978	$—	$974,378,978
Small Cap Core Value Fund
Domestic common stocks (a)	$75,962,643	$—	$75,962,643
Investment companies (a)	346,320	—	346,320
Total investment portfolio	$76,308,963	$—	$76,308,963
Small Cap Growth Fund
Domestic common stocks (a)	$1,467,342,264	$—	$1,467,342,264
Total investment portfolio	$1,467,342,264	$—	$1,467,342,264

(a) Please see the investment portfolio for detail by industry.

(b) Other financial instruments include foreign forward currency contracts which are valued at the unrealized appreciation/ (depreciation) of the instrument.

As of October 31, 2011, none of the Funds had any investments classified as Level 3, and there were no significant transfers in or out of levels 1, 2, or 3.

Derivative instruments  |  Authoritative guidance over derivatives requires qualitative disclosures about the objectives and strategies for using derivative instruments, quantitative disclosures about the fair value of, and gains and losses on, derivative instruments, as well as disclosures about credit-risk-related contingent features in derivative agreements.

During the fiscal year ended October 31, 2011, the International Equity Fund engaged in limited derivative activity. The contract amounts in the Investment Portfolio are representative of typical volumes.

Fair values of derivative instruments for the International Equity Fund as of October 31, 2011 are as follows:

Type of derivative	Balance sheet location	Value
Assets
Forward foreign currency contracts	Unrealized gain on forward foreign currency exchange contracts	$70,171
Liabilities
Forward foreign currency contracts	Unrealized loss on forward foreign currency exchange contracts	$304,371

The effect of derivative instruments on the International Equity Fund’s Statement of Operations for the fiscal year ended October 31, 2011 is as follows:

Type of derivative	Forward foreign currency contracts
Location of gain (loss) on derivatives recognized in income	Net realized gain (loss) on foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies
Realized gain (loss) on derivatives recognized in income	$(221,654)
Change in unrealized appreciation (depreciation) on derivatives recognized in income	$(77,658)

During the fiscal year ended October 31, 2011, no other Fund engaged in derivative activity.

Foreign currency transactions  |  The books and records of each Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following

48

Notes to Financial Statements

10.31.2011

basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. Each Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest and foreign withholding taxes. Net realized gain (loss) from foreign currency transactions also includes the effect of any Brazilian IOF tax.

Forward foreign currency contracts  |  Each of the Funds except the Small Cap Growth Fund is authorized to enter into forward foreign currency contracts which are used primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. Forward foreign currency contracts are translated to U.S. dollars using forward exchange rates provided by a pricing service as of the close of the NYSE each valuation day and the unrealized gain or loss is included in the Statement of Assets and Liabilities. When the contracts are closed, the gain or loss is realized. Realized and unrealized gains and losses are included in the Statements of Operations. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

Real estate investment trusts (“REITs”)  |  There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of the investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.

Repurchase agreements  |  Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred. At October 31, 2011, none of the Funds held a repurchase agreement.

Revenue recognition  |  Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Expenses  |  Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Boards. Expenses that are directly attributable to a specific class of shares, such as distribution fees, shareholder servicing fees and administrative fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon its relative percentage of net assets. The funds have entered into an arrangement with the custodian whereby each fund receives credits on uninvested cash balances which are used to offset a portion of each funds expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

Class allocations  |  Each class of shares has equal rights to earnings and assets except that each class may bear different expenses for administration, distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Distribution of income and gains  |  In each Fund except the Investment Grade Bond Fund and the Growth & Income Fund, distributions of net investment income are made annually. Distributions of net investment income in the Investment Grade Bond Fund and the Growth & Income Fund are made monthly and quarterly, respectively. Net realized gains from investment transactions during any particular fiscal year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to

49

Notes to Financial Statements

10.31.2011

shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid to shareholders from net investment income were as follows:

Distributions from net investment income	11/1/10 to 10/31/11	11/1/09 to 10/31/10
Growth & Income Fund
Class A	$2,761,512	$1,850,645
Class C	1,076,255	634,872
Class I	411,068	119,020
Class R-3	12,186	4,819
Class R-5	107	38
Class R-6	15	—
International Equity Fund
Class A	838,237	—
Class C	738,065	—
Class I	13,109	—
Class R-3	64	—
Class R-5	74	—
Investment Grade Bond Fund
Class A	784,310	261,590
Class C	380,410	116,920
Class I	54,671	11,613
Class R-3	654	72
Class R-5	46	24
Large Cap Core Fund
Class A	20,050	50,802
Class C	—	—
Class I	796,534	914,784
Class R-3	1	—
Class R-5	149	161
Small Cap Core Value Fund
Class A	—	—
Class C	—	—
Class I	38,786	37,838
Class R-3	—	—
Class R-5	2	—
Class R-6	—	—

Distributions paid to shareholders from net realized gains were as follows:

Distributions from net realized gains	11/1/10 to 10/31/11	11/1/09 to 10/31/10
Investment Grade Bond Fund
Class A	$255,024	$ —
Class C	266,145	—
Class I	17,814	—
Class R-3	283	—
Class R-5	13	—
Small Cap Core Value Fund
Class A	920,371	233,817
Class C	462,137	131,025
Class I	4,901,232	1,662,986
Class R-3	246	—
Class R-5	246	—
Class R-6	—	—

Offering and organizational costs  |  Offering costs of $79,835 associated with the formation of the Investment Grade Bond Fund were accounted for as a deferred charge and are amortized on a straight-line basis over 12 months from the date of commencement of operations. For the fiscal year ended October 31, 2011, the Fund amortized to expense the remaining $26,827 of offering costs that had been deferred.

Other  |  In the normal course of business the Funds enter into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

NOTE 3  |  Purchases and sales of securities  |  For the fiscal year ended October 31, 2011, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Purchases	Sales
Capital Appreciation Fund	$219,528,192	$410,613,647
Growth & Income Fund	291,463,323	278,739,121
International Equity Fund	46,256,372	76,079,718
Investment Grade Bond Fund
Stocks and long-term debt securities	79,173,762	51,606,351
Long-Term U.S. Treasury Securities	12,173,153	28,183,432

50

Notes to Financial Statements

10.31.2011

	Purchases	Sales
Large Cap Core Fund	$49,928,704	$163,939,775
Mid Cap Growth Fund	447,150,705	288,026,559
Mid Cap Stock Fund	3,089,906,784	3,505,245,416
Small Cap Core Value Fund	27,723,703	28,324,611
Small Cap Growth Fund	1,259,677,181	349,016,694

NOTE 4  |  Investment advisory fees and other transactions with affiliates  |  Each Fund agreed to pay to the Manager an investment advisory and an administrative fee equal to an annualized rate based on a percentage of each Fund’s average daily net assets, computed daily and payable monthly. For advisory services provided by the Manager, the investment advisory rate for each Fund was as follows:

Investment advisory fee rate schedule	Breakpoint	Investment advisory fee
Capital Appreciation Fund	First $1 billion Over $1 billion	0.60 0.55	% %
Growth & Income Fund	First $100 million $100 million to $500 million Over $500 million	0.60 0.45 0.40	% % %
International Equity Fund	First $100 million $100 million to $1 billion Over $1 billion	0.85 0.65 0.55	% % %
Investment Grade Bond Fund	All assets	0.30%
Large Cap Core Fund	All assets	0.60%
Mid Cap Growth Fund, Mid Cap Stock Fund, Small Cap Core Value Fund, Small Cap Growth Fund	First $500 million $500 million to $1 billion Over $1 billion	0.60 0.55 0.50	% % %

For administrative services provided by the Manager, each Fund agreed to pay an administrative rate of 0.15% for Class A, Class C and Class R-3 shares and 0.10% for Class I, Class R-5 and Class R-6 shares.

Subadvisory fees  |  The Manager entered into subadvisory agreements with certain parties to provide investment advice, portfolio management services (including the placement of brokerage orders), certain compliance and other services to the Funds.

The Manager entered into a subadvisory agreement with unaffiliated parties to serve as subadviser to the Capital Appreciation Fund, Growth & Income Fund and International Equity Fund. The subadvisory agreement with the subadvisor to the Growth & Income Fund was terminated effective June 1, 2011.

The Manager entered into a subadvisory agreement with Eagle Boston Investment Management, Inc. (“EBIM”), an affiliate of Eagle, to serve as subadviser for the Small Cap Core Value Fund. Under this agreement, Eagle pays EBIM an annualized rate of 0.375% on the first $500 million of total assets, 0.35% on assets between $500 million and $1 billion, and 0.325% on all assets over $1 billion as a percentage of the Fund’s average daily net assets, computed daily and payable monthly.

Distribution and service fees  |  Pursuant to the Class A, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“Rule 12b-1 Plans”), the Funds are authorized to pay Eagle Fund Distributors, Inc. (“Distributor”), an affiliate of the Manager, a fee based on the average daily net assets for each class of shares, accrued daily and payable monthly. Each Fund of the Series Trust is authorized to pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. Capital Appreciation Fund and Growth & Income Fund are authorized to pay the Distributor distribution and service fees of up to 0.50% of those Funds’ average daily net assets attributable to Class A shares of those Funds. Currently, the distribution and service fee is 0.25% for Class A shares. Each Fund is authorized to pay the Distributor distribution and services fees of 1% for Class C shares, and 0.50% for Class R-3 shares. The Distribution plans for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets.

Sales charges  |  For the fiscal year ended October 31, 2011, total front-end sales charges and CDSCs paid to the Distributor were as follows:

	Front-end sales charge	Contingent deferred sales charges
	Class A	Class A	Class C
Capital Appreciation Fund	$66,598	$9	$2,495
Growth & Income Fund	317,478	38	6,540
International Equity Fund	18,485	—	1,331
Investment Grade Bond Fund	51,464	3,698	27,134
Large Cap Core Fund	3,746	11	650
Mid Cap Growth Fund	377,142	735	8,328
Mid Cap Stock Fund	263,609	3,353	10,978
Small Cap Core Value Fund	30,304	—	773
Small Cap Growth Fund	588,416	12,951	7,988

51

Notes to Financial Statements

10.31.2011

The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Agency commissions  |  For the fiscal year ended October 31, 2011, total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, were as follows:

	Total agency brokerage commissions	Paid to Raymond James & Associates, Inc.
Capital Appreciation Fund	$343,512	$2,690
Growth & Income Fund	304,828	—
International Equity Fund	146,023	—
Investment Grade Bond Fund	—	—
Large Cap Core Fund	82,743	—
Mid Cap Growth Fund	458,265	41,564
Mid Cap Stock Fund	3,495,813	41,563
Small Cap Core Value Fund	56,308	71
Small Cap Growth Fund	1,052,569	36,906

Internal audit fees  |  RJA provides internal audit services to the Funds. Each Fund pays RJA a fixed and/or hourly fee for these services.

Shareholder servicing fees  |  Eagle Fund Services, Inc. (“EFS”), an affiliate of the Manager, is the shareholder servicing agent for each of the Funds. EFS’ actual cost of providing such services is reimbursed by the Funds on a pro-rata basis of each Fund’s relative total net assets. The amount of Shareholder servicing fees charged to the Funds were as follows:

Shareholder servicing fees	11/1/10 to 10/31/11
Capital Appreciation Fund Class A	$113,555
Capital Appreciation Fund Class C	12,975
Capital Appreciation Fund Class I	2,118
Capital Appreciation Fund Class R-3	274
Capital Appreciation Fund Class R-5	4,838
Capital Appreciation Fund Class R-6	N/A
Growth & Income Fund Class A	26,584
Growth & Income Fund Class C	11,749
Growth & Income Fund Class I	1,590
Growth & Income Fund Class R-3	133
Growth & Income Fund Class R-5	—
Growth & Income Fund Class R-6	—

Shareholder servicing fees (cont’d)	11/1/10 to 10/31/11
International Equity Fund Class A	$7,468
International Equity Fund Class C	7,106
International Equity Fund Class I	37
International Equity Fund Class R-3	19
International Equity Fund Class R-5	—
International Equity Fund Class R-6	N/A
Investment Grade Bond Fund Class A	5,304
Investment Grade Bond Fund Class C	6,359
Investment Grade Bond Fund Class I	425
Investment Grade Bond Fund Class R-3	6
Investment Grade Bond Fund Class R-5	—
Investment Grade Bond Fund Class R-6	N/A
Large Cap Core Fund Class A	1,692
Large Cap Core Fund Class C	1,695
Large Cap Core Fund Class I	25,147
Large Cap Core Fund Class R-3	—
Large Cap Core Fund Class R-5	2
Large Cap Core Fund Class R-6	N/A
Mid Cap Growth Fund Class A	33,863
Mid Cap Growth Fund Class C	10,045
Mid Cap Growth Fund Class I	4,006
Mid Cap Growth Fund Class R-3	400
Mid Cap Growth Fund Class R-5	314
Mid Cap Growth Fund Class R-6	—
Mid Cap Stock Fund Class A	157,343
Mid Cap Stock Fund Class C	42,816
Mid Cap Stock Fund Class I	38,862
Mid Cap Stock Fund Class R-3	1,176
Mid Cap Stock Fund Class R-5	14,750
Mid Cap Stock Fund Class R-6	—
Small Cap Core Value Fund Class A	1,571
Small Cap Core Value Fund Class C	1,065
Small Cap Core Value Fund Class I	13,840
Small Cap Core Value Fund Class R-3	1
Small Cap Core Value Fund Class R-5	—
Small Cap Core Value Fund Class R-6	—
Small Cap Growth Fund Class A	71,863
Small Cap Growth Fund Class C	14,639
Small Cap Growth Fund Class I	36,790
Small Cap Growth Fund Class R-3	1,310
Small Cap Growth Fund Class R-5	12,120
Small Cap Growth Fund Class R-6	—

52

Notes to Financial Statements

10.31.2011

Expense limitations  |  Eagle has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

Expense limitations rate schedule	Class A	Class C	Class I
Capital Appreciation Fund	1.40%	2.20%	0.95%
Growth & Income Fund	1.40%	2.20%	0.95%
International Equity Fund	1.75%	2.55%	1.15%
Investment Grade Bond Fund	0.85%	1.65%	0.60%
Large Cap Core Fund	1.40%	2.20%	0.95%
Mid Cap Growth Fund	1.50%	2.30%	0.95%
Mid Cap Stock Fund	1.50%	2.30%	0.95%
Small Cap Core Value Fund	1.50%	2.30%	0.95%
Small Cap Growth Fund	1.50%	2.30%	0.95%

Expense limitations rate schedule (cont’d)	Class R-3	Class R-5	Class R-6
Capital Appreciation Fund	1.65%	0.95%	N/A
Growth & Income Fund	1.65%	0.95%	0.85%
International Equity Fund	1.75%	1.15%	N/A
Investment Grade Bond Fund	1.15%	0.60%	N/A
Large Cap Core Fund	1.65%	0.95%	N/A
Mid Cap Growth Fund	1.70%	0.95%	0.85%
Mid Cap Stock Fund	1.70%	0.95%	0.85%
Small Cap Core Value Fund	1.70%	0.95%	0.85%
Small Cap Growth Fund	1.70%	0.95%	0.85%

Fees and expenses waived and/or reimbursed based on the expense rate limitation schedule were as follows:

Expenses waived and/or reimbursed	11/1/10 to 10/31/11
Growth & Income Fund Class R-6	$1
International Equity Fund	217,607
International Equity Fund Class I	532
International Equity Fund Class R-3	3
International Equity Fund Class R-5	4
Investment Grade Bond Fund	1
Investment Grade Bond Fund Class A	96,010
Investment Grade Bond Fund Class C	71,573
Investment Grade Bond Fund Class I	4,295
Investment Grade Bond Fund Class R-3	124
Investment Grade Bond Fund Class R-5	142
Large Cap Core Fund	29,640
Large Cap Core Fund Class A	2,694

Expenses waived and/or reimbursed (cont’d)	11/1/10 to 10/31/11
Large Cap Core Fund Class I	$49,180
Large Cap Core Fund Class R-3	29
Large Cap Core Fund Class R-5	61
Small Cap Core Value Fund	87,392
Small Cap Core Value Fund Class I	77,351
Small Cap Core Value Fund Class R-5	1
Small Cap Core Value Fund Class R-6	1
Small Cap Growth Fund Class R-6	277

A portion or all of a Fund’s fees and expenses waived and/or reimbursed by the Manager in prior fiscal years may be recoverable by Eagle prior to their expiration date. Eagle must recover from the same class of shares any previously waived and/or reimbursed fees and expenses within two years from the Fund’s fiscal year-end during which the fees and expenses where originally waived and/or reimbursed. Previously waived and/or reimbursed fees and expenses are recovered by Eagle when expenses in the current fiscal year fall below the expense rate limitation then in effect. The following table shows the amounts that Eagle may be allowed to recover by class of shares and the date in which these amounts will expire.

Recoverable expenses	10/31/2013	10/31/2012
Growth & Income Fund Class R-5	$—	$16
Growth & Income Fund Class R-6	1	—
International Equity Fund	217,607	291,011
International Equity Fund Class I	532	448
International Equity Fund Class R-3	3	62
International Equity Fund Class R-5	4	38
Investment Grade Bond Fund	1	172,164
Investment Grade Bond Fund Class A	96,010	34,565
Investment Grade Bond Fund Class C	71,573	19,525
Investment Grade Bond Fund Class I	4,295	22,527
Investment Grade Bond Fund Class R-3	124	36
Investment Grade Bond Fund Class R-5	142	206
Large Cap Core Fund	29,640	—
Large Cap Core Fund Class A	2,694	826
Large Cap Core Fund Class C	—	3,389
Large Cap Core Fund Class I	49,180	346,050
Large Cap Core Fund Class R-3	29	16
Large Cap Core Fund Class R-5	61	70
Small Cap Core Value Fund	87,392	102,180
Small Cap Core Value Fund Class I	77,351	239,365
Small Cap Core Value Fund Class R-3	—	9

53

Notes to Financial Statements

10.31.2011

Recoverable expenses	10/31/2013	10/31/2012
Small Cap Core Value Fund Class R-5	$1	$21
Small Cap Core Value Fund Class R-6	1	—
Small Cap Growth Fund Class R-6	277	—

The Manager recovered previously waived expenses as follows:

Recovered fees previously waived	11/1/10 to 10/31/11
Growth & Income Fund Class A	$213
Growth & Income Fund Class I	2,156
Growth & Income Fund Class R-5	3
International Equity Fund Class A	10,862
International Equity Fund Class C	18,806
Large Cap Core Fund Class C	273
Mid Cap Growth Fund Class I	2,629
Mid Cap Growth Fund Class R-5	60
Small Cap Core Value Fund Class A	8,561
Small Cap Core Value Fund Class C	10,978
Small Cap Core Value Fund Class R-3	12

Trustees and officers compensation  |   Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a Fund, Trustees’ fees and expenses are allocated on a pro rata basis among each fund in the Eagle Family of Funds. The pro rata allocation is for each Fund for which the Trustee is elected to serve. Certain officers of the Eagle Family of Funds may also be officers and/or directors of Eagle. Such officers receive no compensation from the Funds except for the Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each fund in the Eagle Family of Funds.

NOTE 5  |  Federal income taxes and distributions  |   Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Accordingly, no provision for federal income taxes is required since the Funds intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from accounting principles generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character; these adjustments have no effect on net assets or NAV per share. Financial reporting records are not adjusted for temporary differences. The difference between book-basis and tax-basis net unrealized appreciation (depreciation) are primarily attributable to the deferral of losses from wash sales and other book and tax differences including the realization of unrealized gains/losses on passive foreign investment companies for tax purposes, and forward foreign currency contracts. The Manager has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (tax years ended October 31, 2008 to October 31, 2011) and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

Capital Appreciation Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses not utilized, the Capital Appreciation Fund decreased (credited) accumulated net investment loss by $628,420 and accumulated net realized loss by $20,992 and decreased (debited) paid-in capital by $649,412. As of October 31, 2011, the Capital Appreciation Fund had net tax basis capital loss carryforwards in the aggregate of $57,433,291 which may be applied to any net taxable capital gain until October 31, 2017.

Growth & Income Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency transactions, distribution redesignation, return of capital distributions from real estate investment trusts, and adjustments for partnership distributions and income, the Growth & Income Fund decreased (debited) accumulated net investment income by $87,961 and paid-in capital by $264,750 and increased (credited) accumulated net realized gain by $352,711. As of October 31, 2011, the Growth and Income Fund did not have any net tax basis capital loss carryforwards.

International Equity Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency transactions, net operating losses not utilized and investments in passive foreign investment companies, the International Equity Fund decreased (credited) accumulated net investment loss by $959,952 and increased (debited) accumulated net

54

Notes to Financial Statements

10.31.2011

realized loss by $1,286,213 and increased (credited) paid-in capital by $326,261. As of October 31, 2011, the International Equity Fund had net tax basis capital loss carryforwards in the aggregate of $82,091,395 of which $28,261,000 may be applied to any net taxable capital gain until October 31, 2016 with the balance of $53,830,395 expiring on October 31, 2017.

Investment Grade Bond Fund  |  For the fiscal year ended October 31, 2011, the Investment Grade Bond Fund did not have any permanent book/tax differences. As of October 31, 2011, the Investment Grade Bond Fund did not have any net tax basis capital loss carryforwards.

Large Cap Core Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to return of capital distributions from real estate investment trusts, and the Large Cap Core Fund decreased (debited) accumulated net investment income by $13,177 and decreased (credited) accumulated net realized loss by $13,175 and increased (credited) paid-in capital by $2. As of October 31, 2011, the Large Cap Core Fund had net tax basis capital loss carryforwards in the aggregate of $43,744,525 of which $4,947,591 may be applied to any net taxable capital gain until October 31, 2016, of which $37,319,289 may be applied to any net taxable capital gain until October 31, 2017 with the balance of $1,477,645 expiring on October 31, 2018.

Mid Cap Growth Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses not utilized, the Mid Cap Growth Fund decreased (credited) accumulated net investment loss by $2,287,785, and decreased (debited) paid-in capital by $2,287,785. As of October 31, 2011, the Mid Cap Growth Fund had net tax basis capital loss carryforwards in the aggregate of $2,740,584 which may be applied to any net taxable capital gain until October 31, 2017.

Mid Cap Stock Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses not utilized and return of capital distributions from real estate investment trusts and other securities, the Mid Cap Stock Fund decreased (credited) accumulated net investment loss by $2,178,916 and decreased (credited) accumulated net realized loss by $499,252 and decreased (debited) paid-in capital by $2,678,168. As of October 31, 2011, the Mid Cap Stock Fund had net tax basis capital loss carryforwards in the aggregate of $61,892,850 which may be applied to any net taxable capital gain until October 31, 2017.

Small Cap Core Value Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses utilized, return of capital distributions from real estate investment trusts and distribution redesignations, the Small Cap Core Value Fund decreased (credited) accumulated net investment loss by $20,641 and decreased (debited) accumulated net realized gain by $31,555 and increased (credited) paid-in capital by $10,914. As of October 31, 2011, the Small Cap Core Value Fund did not have any net tax basis capital loss carryforwards.

Small Cap Growth Fund  |  For the fiscal year ended October 31, 2011, to reflect reclassifications arising from permanent book/tax differences primarily attributable to net operating losses not utilized and return of capital distributions from real estate investment trusts and other securities, the Small Cap Growth Fund decreased (credited) accumulated net investment loss by $5,974,439 and decreased (credited) accumulated net realized loss by $323,876 and decreased (debited) paid-in capital by $6,298,315. As of October 31, 2011, the Small Cap Growth Fund had net tax basis capital loss carryforwards in the aggregate of $9,286,621 which may be applied to any net taxable capital gain until October 31, 2017.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

55

Notes to Financial Statements

10.31.2011

For income tax purposes, distributions paid during the fiscal years indicated were as follows:

	Ordinary income		Long-term Capital gains
	10/31/11	10/31/10	10/31/11	10/31/10
Capital Appreciation Fund	$—	$—	$—	$—
Growth & Income Fund	4,261,143	2,609,394	—	—
International Equity Fund	1,589,549	—	—	—
Investment Grade Bond Fund	1,759,370	390,219	—	—
Large Cap Core Fund	816,734	965,747	—	—
Mid Cap Growth Fund	—	—	—	—
Mid Cap Stock Fund	—	—	—	—
Small Cap Core Value Fund	1,542,600	2,065,661	4,780,420	—
Small Cap Growth Fund	—	—	—	—

As of October 31, 2011, the identified cost of investments in securities owned by each Fund for federal income tax purposes were as follows:

Identified cost
Capital Appreciation Fund	$292,512,025
Growth & Income Fund	221,999,348
International Equity Fund	43,541,962
Investment Grade Bond Fund	108,115,997
Large Cap Core Fund	19,464,326
Mid Cap Growth Fund	324,596,821
Mid Cap Stock Fund	917,684,479
Small Cap Core Value Fund	54,266,781
Small Cap Growth Fund	1,287,609,270

As of October 31, 2011, the net unrealized appreciation (depreciation) of investments in securities owned by each Fund were as follows:

	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation (depreciation)
Capital Appreciation Fund	$118,353,149	$(12,680,120)	$105,673,029
Growth & Income Fund	9,237,958	(10,000,422)	(762,464)
International Equity Fund	7,251,788	(3,097,065)	4,154,723
Investment Grade Bond Fund	2,747,186	(81,423)	2,665,763
Large Cap Core Fund	2,439,622	(870,206)	1,569,416
Mid Cap Growth Fund	65,947,473	(10,210,771)	55,736,702
Mid Cap Stock Fund	82,568,149	(25,873,650)	56,694,499
Small Cap Core Value Fund	25,861,283	(3,819,101)	22,042,182
Small Cap Growth Fund	271,998,713	(92,265,719)	179,732,994

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain
Capital Appreciation Fund	$—	$—
Growth & Income Fund	—	12,154,993
International Equity Fund	—	—
Investment Grade Bond Fund	408,909	706,830
Large Cap Core Fund	354,047	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Core Value Fund	414,615	10,012,231
Small Cap Growth Fund	—	—

NOTE 6  |  Recent Accounting Pronouncements  |  In May 2011, the Financial Accounting Standards Board (“FASB”) issued “Fair Value Managements and Disclosure Requirements in U.S. GAAP and IFRSs” (“ASU 2011-04”). ASU 2011-04 clarifies the application of existing fair value measurement requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurents.

Specifially, the guidance specifies that’s the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets whereas they are not relevant when measuring the fair value of financial assets and liabilities.

Required disclosures are expanded under new guidance, especially for fair value measurements that are categorized within Level 3 of the fair value hierarchy, for which quantitative information about the unobservable inputs used, and a narrative description of the valuation processes in place and sensitivity of recurring Level 3 measurements to changes in unobservable inputs will be required. Entities will also be required to disclose the categorization by level of the fair value hierarchy for items that are not measured at fair value in the statement of financial position but for which the fair value is required to be disclosed.

ASU 2011-04 is effective for annual periods beginning after December 15, 2011 and is to be applied prospectively. The Manager is currently assessing the impact of this guidance on their financial statements.

56

Notes to Financial Statements

10.31.2011

NOTE 7  |  Subsequent events  |  On August 16, 2011, the Board of Trustees of Eagle Series Trust approved a reorganization (the “Reorganization”) of the Eagle Large Cap Core Fund, a series of the Trust, into the Eagle Growth & Income Fund. The Reorganization does not require approval by shareholders of the Eagle Large Cap Core Fund and is expected to take place at the close of business on or about January 20, 2012. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes. As a result of the Reorganization, effective December 16, 2011, the Eagle Large Cap Core Fund will no longer accept purchases or exchanges into the Fund.

Effective February 20, 2012, J.P. Morgan Investor Services Co. (“J.P. Morgan”), the transfer and dividend disbursing agent for each Fund, will enter into a sub-transfer agency arrangement with U.S. Bancorp Fund Services, LLC (“USBFS”). Effective with this arrangement, USBFS, on behalf of J.P. Morgan, will perform certain transfer agency, dividend disbursing and shareholder servicing activities for customers of the Funds. For further information, please see the supplemented prospectus for the Funds.

The Board of Trustees for the Funds has approved a name change for the Eagle Small Cap Core Value Fund. Effective March 1, 2012, the Eagle Small Cap Core Value Fund will become the Eagle Smaller Company Fund.

57

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Equity Fund, Eagle Investment Grade Bond Fund, Eagle Large Cap Core Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Core Value Fund and Eagle Small Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Capital Appreciation Fund, Eagle Growth & Income Fund, Eagle International Equity Fund, Eagle Investment Grade Bond Fund, Eagle Large Cap Core Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Core Value Fund and Eagle Small Cap Growth Fund (hereafter referred to collectively as the “Funds”), at October 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 19, 2011

PricewaterhouseCoopers LLP, 4221 West Boy Scout Boulevard, Suite 200, Tampa, FL 33607

T: (813) 229 0221, F: (813) 229 3646, www.pwc.com/us

58

Understanding Your Ongoing Costs

UNAUDITED	10.31.2011

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund’s prospectus or contact your financial advisor.

Actual expenses  |  The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund on May 1, 2011, and held through October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the year, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

	Beginning account value May 1, 2011	Ending account value October 31, 2011	Expenses paid during period (a)	Annualized expense ratio

Eagle Capital Appreciation Fund
Class A	$1,000.00	$907.80	$5.91	1.23%
Class C	$1,000.00	$904.70	$8.98	1.87%
Class I	$1,000.00	$909.20	$4.28	0.89%
Class R-3	$1,000.00	$906.20	$7.45	1.55%
Class R-5	$1,000.00	$909.10	$4.57	0.95%
Eagle Growth & Income Fund
Class A	$1,000.00	$933.60	$6.04	1.24%
Class C	$1,000.00	$930.70	$9.39	1.93%
Class I	$1,000.00	$935.70	$4.20	0.86%
Class R-3	$1,000.00	$932.30	$7.60	1.56%
Class R-5	$1,000.00	$935.60	$4.59	0.94%
Class R-6 (b)	$1,000.00	$1,040.00	$1.83	0.85%
Eagle International Equity Fund
Class A	$1,000.00	$790.40	$7.09	1.57%
Class C	$1,000.00	$787.10	$10.95	2.43%
Class I	$1,000.00	$792.30	$5.20	1.15%
Class R-3	$1,000.00	$786.10	$7.97	1.77%
Class R-5	$1,000.00	$789.30	$5.10	1.13%
Eagle Investment Grade Bond Fund
Class A	$1,000.00	$1,038.10	$4.37	0.85%
Class C	$1,000.00	$1,034.10	$8.46	1.65%
Class I	$1,000.00	$1,039.40	$3.08	0.60%
Class R-3	$1,000.00	$1,036.60	$5.90	1.15%
Class R-5	$1,000.00	$1,038.80	$3.13	0.61%
Eagle Large Cap Core Fund
Class A	$1,000.00	$904.50	$6.86	1.43%
Class C	$1,000.00	$900.70	$10.78	2.25%
Class I	$1,000.00	$903.00	$4.56	0.95%
Class R-3	$1,000.00	$903.00	$8.06	1.68%
Class R-5	$1,000.00	$906.40	$4.56	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$876.80	$5.91	1.25%
Class C	$1,000.00	$874.40	$9.12	1.93%
Class I	$1,000.00	$879.00	$4.17	0.88%
Class R-3	$1,000.00	$876.00	$7.47	1.58%
Class R-5	$1,000.00	$878.90	$4.31	0.91%
Class R-6 (b)	$1,000.00	$1,037.40	$1.83	0.85%

59

Understanding Your Ongoing Costs

UNAUDITED	10.31.2011

	Beginning account value May 1, 2011	Ending account value October 31, 2011	Expenses paid during period (a)	Annualized expense ratio
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$852.40	$5.37	1.15%
Class C	$1,000.00	$849.60	$8.48	1.82%
Class I	$1,000.00	$854.40	$3.41	0.73%
Class R-3	$1,000.00	$851.10	$6.91	1.48%
Class R-5	$1,000.00	$853.60	$4.06	0.87%
Class R-6 (b)	$1,000.00	$1,011.40	$1.80	0.85%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$896.70	$6.21	1.30%
Class C	$1,000.00	$892.10	$10.78	2.26%
Class I	$1,000.00	$898.30	$4.55	0.95%
Class R-3	$1,000.00	$895.10	$8.17	1.71%
Class R-5	$1,000.00	$898.20	$4.55	0.95%
Class R-6 (b)	$1,000.00	$1,044.20	$1.83	0.85%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$906.80	$5.67	1.18%
Class C	$1,000.00	$903.80	$8.88	1.85%
Class I	$1,000.00	$905.90	$3.99	0.83%
Class R-3	$1,000.00	$907.10	$6.63	1.38%
Class R-5	$1,000.00	$908.30	$4.14	0.86%
Class R-6 (b)	$1,000.00	$1,050.50	$1.84	0.85%

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365). (b) Class R-6 commenced operations on August 15, 2011.

Hypothetical example for comparison purposes  |  All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund’s expenses based on a $1,000 investment held from May 1, 2011 through October 31, 2011 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Funds with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning account value May 1, 2011	Ending account value October 31, 2011	Expenses paid during period (a)	Annualized expense ratio

Eagle Capital Appreciation Fund
Class A	$1,000.00	$1,019.00	$6.26	1.23%
Class C	$1,000.00	$1,015.78	$9.50	1.87%
Class I	$1,000.00	$1,020.72	$4.53	0.89%
Class R-3	$1,000.00	$1,017.39	$7.88	1.55%
Class R-5	$1,000.00	$1,020.42	$4.84	0.95%
Eagle Growth & Income Fund
Class A	$1,000.00	$1,018.95	$6.31	1.24%
Class C	$1,000.00	$1,015.48	$9.80	1.93%
Class I	$1,000.00	$1,020.87	$4.38	0.86%
Class R-3	$1,000.00	$1,017.34	$7.93	1.56%
Class R-5	$1,000.00	$1,020.47	$4.79	0.94%
Class R-6 (b)	$1,000.00	$1,020.92	$4.33	0.85%
Eagle International Equity Fund
Class A	$1,000.00	$1,017.29	$7.98	1.57%
Class C	$1,000.00	$1,012.96	$12.33	2.43%
Class I	$1,000.00	$1,019.41	$5.85	1.15%
Class R-3	$1,000.00	$1,016.28	$9.00	1.77%
Class R-5	$1,000.00	$1,019.51	$5.75	1.13%

60

Understanding Your Ongoing Costs

UNAUDITED	10.31.2011

	Beginning account value May 1, 2011	Ending account value October 31, 2011	Expenses paid during period (a)	Annualized expense ratio
Eagle Investment Grade Bond Fund
Class A	$1,000.00	$1,020.92	$4.33	0.85%
Class C	$1,000.00	$1,016.89	$8.39	1.65%
Class I	$1,000.00	$1,022.18	$3.06	0.60%
Class R-3	$1,000.00	$1,019.41	$5.85	1.15%
Class R-5	$1,000.00	$1,022.13	$3.11	0.61%
Eagle Large Cap Core Fund
Class A	$1,000.00	$1,018.00	$7.27	1.43%
Class C	$1,000.00	$1,013.86	$11.42	2.25%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
Class R-3	$1,000.00	$1,016.74	$8.54	1.68%
Class R-5	$1,000.00	$1,020.42	$4.84	0.95%
Eagle Mid Cap Growth Fund
Class A	$1,000.00	$1,018.90	$6.36	1.25%
Class C	$1,000.00	$1,015.48	$9.80	1.93%
Class I	$1,000.00	$1,020.77	$4.48	0.88%
Class R-3	$1,000.00	$1,017.24	$8.03	1.58%
Class R-5	$1,000.00	$1,020.62	$4.63	0.91%
Class R-6 (b)	$1,000.00	$1020.92	$4.33	0.85%
Eagle Mid Cap Stock Fund
Class A	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$1,016.03	$9.25	1.82%
Class I	$1,000.00	$1,021.53	$3.72	0.73%
Class R-3	$1,000.00	$1,017.74	$7.53	1.48%
Class R-5	$1,000.00	$1,020.82	$4.43	0.87%
Class R-6 (b)	$1,000.00	$1,020.92	$4.33	0.85%
Eagle Small Cap Core Value Fund
Class A	$1,000.00	$1,018.65	$6.61	1.30%
Class C	$1,000.00	$1,013.81	$11.47	2.26%
Class I	$1,000.00	$1,020.42	$4.84	0.95%
Class R-3	$1,000.00	$1,016.59	$8.69	1.71%
Class R-5	$1,000.00	$1,020.42	$4.84	0.95%
Class R-6 (b)	$1,000.00	$1,020.92	$4.33	0.85%
Eagle Small Cap Growth Fund
Class A	$1,000.00	$1,019.26	$6.01	1.18%
Class C	$1,000.00	$1,015.88	$9.40	1.85%
Class I	$1,000.00	$1,021.02	$4.23	0.83%
Class R-3	$1,000.00	$1,018.25	$7.02	1.38%
Class R-5	$1,000.00	$1,020.87	$4.38	0.86%
Class R-6 (b)	$1,000.00	$1,020.92	$4.33	0.85%

(a) Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365). (b) Class R-6 commenced operations on August 15, 2011.

61

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

Overview  |  At a meeting held on August 16, 2011, the Boards of Trustees for the Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust, including their independent members (together, the “Board”), approved the renewal of the investment advisory agreement between the: (1) Eagle Capital Appreciation Fund and Eagle Asset Management, Inc. (“Eagle”); (2) Eagle Growth & Income Fund and Eagle; and (3) Eagle Series Trust, on behalf of the Eagle International Equity Fund, Eagle Investment Grade Bond Fund, Eagle Large Cap Core Fund, Eagle Mid Cap Growth Fund, Eagle Mid Cap Stock Fund, Eagle Small Cap Core Value Fund and Eagle Small Cap Growth Fund, and Eagle. Each of the Funds mentioned is referred to as a “Fund” and collectively, the “Funds.”

The Board also approved the renewal of the investment subadvisory agreement with: (1) Goldman Sachs Asset Management, L.P. (“GSAM”) as subadviser to the Eagle Capital Appreciation Fund; (2) Artio Global Investors, Inc. (“Artio”) as subadviser to the Eagle International Equity Fund; and (3) Eagle Boston Investment Management, Inc. (“EBIM”) as subadviser to the Eagle Small Cap Core Value Fund. The investment advisory and subadvisory agreements are referred to herein as an “Agreement” and collectively, the “Agreements.” GSAM, Artio and EBIM are collectively referred to as the “Subadvisers.”

In renewing the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Agreements, including: reports regarding the services and support provided to the Funds and their shareholders by Eagle, the Subadvisers and J.P. Morgan Chase Bank, N.A. and its affiliates (collectively, “J.P. Morgan”), a third-party that provides sub-administration, transfer agent, fund accounting and custody services to the Funds; information on the Funds’ performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Eagle’s and the Subadvisers’ investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Funds, Eagle, the Subadvisers and J.P. Morgan, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Eagle Funds and/or Eagle are responding to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information regarding the Funds, Eagle and the Subadvisers. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle and the Subadvisers; (2) the personnel of Eagle and the Subadvisers; (3) the financial condition of Eagle and the Subadvisers; (4) the compliance programs and records of Eagle and the Subadvisers; (5) the performance of the Funds as compared to their peer groups and appropriate benchmarks; (6) the Funds’ expenses, including the advisory fee rates, the overall expense structures of the Funds, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Eagle, the Subadvisers and their respective affiliates; and (9) the estimated profitability of Eagle and the Subadvisers under the Agreements, when available. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered various factors, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized by Eagle, the Subadvisers and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of the Funds’ investors; (6) comparisons of services and fees with contracts entered into by Eagle and the Subadvisers with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Eagle or the Subadvisers from their relationships with the Funds.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreements and each Trustee may have accorded different weight to the various factors.

Nature, Extent and Quality of Services  |  The Board considered that Eagle and the Subadvisers are experienced in serving as investment advisers for the Funds and have provided a continuous investment program, including investment

62

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

selection, credit review and market analysis among other matters, for the Funds. The Board noted that Eagle oversees and monitors the performance and services provided by the Subadvisers and J.P. Morgan, and is responsible for the selection of Fund subadvisers. In addition, the Board noted that Eagle is responsible for oversight of compliance with the Funds’ policies and objectives, review of brokerage matters, oversight of the Funds’ compliance with applicable law, and implementation of Board directives as they relate to the Funds. The Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Eagle, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectus and other public disclosures, have chosen to invest in the Funds.

The Board noted that each Subadviser is responsible for making investment decisions on behalf of its respective Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. The Board considered information regarding: (1) the background and experience of Eagle and Subadviser personnel who provide services to the Funds; (2) material compliance matters during the last year, if any, and certifications as to the adequacy of the compliance programs of Eagle and each Subadviser; (3) the financial information regarding Eagle and each Subadviser, as provided; and (4) Eagle’s recommendation to continue to retain the Subadvisers to manage the Funds.

Investment Performance  |  The Board considered comparisons of each Fund’s Class A performance, including, if applicable, a Fund’s one-, three-, five- and ten-year annualized total returns for the period ended June 30, 2011, relative to the average performance of its peer group funds and benchmark indexes. The Board also considered the performance of Eagle relative to the composite performance of comparable accounts managed by Eagle, as well as the performance of the Subadvisers relative to other accounts managed by the Subadvisers, to the extent such information was available.

With respect to the Eagle Capital Appreciation Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for the five- and ten-year periods, but underperformed for the one- and three-year periods; and (3) the Fund has outperformed comparable accounts managed by GSAM for the one-, three- and ten-year periods, but underperformed for the five-year period. The Board also noted GSAM’s explanation that its security selections through recent periods of slow economic recovery were the primary reasons for the Fund’s underperformance.

With respect to the Eagle Growth & Income Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant time periods with the exception of the one-year period, during which the Fund underperformed; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods with the exception of the one-year period, during which the Fund underperformed; (3) the Fund has outperformed the composite performance of comparable accounts managed by Eagle for all relevant time periods with the exception of the one-year period, during which the Fund underperformed; and (4) the Fund’s overall 5-star Morningstar rating.

With respect to the Eagle International Equity Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for the five- and ten-year periods, but underperformed for the one- and three-year periods; and (3) the Fund has outperformed the average performance of comparable accounts managed by Artio for all relevant time periods. The Board also noted Artio’s explanation that its defensive investment positioning in 2009 and overweight positions to Asia and developed markets materials were the primary reasons for the Fund’s underperformance. In this regard, the Board noted that it would continue to monitor the investment performance of the Fund.

With respect to the Eagle Investment Grade Bond Fund, the Board noted the following specific factors regarding performance: (1) the Fund commenced operations in March 2010; (2) the Fund underperformed its benchmark index for the one-year period; (3) the Fund underperformed the average performance of its peer group funds for the one-year period; and (4) the Fund has outperformed the composite performance of comparable accounts managed by Eagle for the one-year period. In this regard, the Board noted that the Fund commenced operations in March 2010 and it is reasonable to permit the Fund to establish a longer performance record for purposes of evaluating performance.

With respect to the Eagle Large Cap Core Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all

63

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for the three- and five-year periods, but underperformed for the one-year period; and (3) the Fund underperformed the composite performance of comparable accounts managed by Eagle for all relevant time periods. The Board also noted that the Fund was scheduled to be reorganized into the Eagle Growth & Income Fund during the first quarter of 2012.

With respect to the Eagle Mid Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for the one-, five- and ten-year periods, but underperformed for the three-year period; (2) the Fund outperformed the average performance of its peer group funds for the five- and ten-year periods, but underperformed for the one- and three-year periods; (3) the Fund outperformed the composite performance of comparable accounts managed by Eagle for the three-, five- and ten-year periods, but underperformed for the one-year period; and (4) the Fund’s overall 4-star Morningstar rating.

With respect to the Eagle Mid Cap Stock Fund, the Board noted the following specific factors regarding performance: (1) the Fund underperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for the ten-year period, but underperformed for the one-, three- and five-year periods; (3) the Fund outperformed the composite performance of comparable accounts managed by Eagle for all relevant time periods; and (4) the Fund’s overall 4-star Morningstar rating. The Board also noted Eagle’s explanation that the primary reason for the Fund’s underperformance was due to its overweight positions to consumer discretionary and industrials and energy sectors. In this regard, the Board considered recent modifications that Eagle has made to the portfolio management team for the Fund.

With respect to the Eagle Small Cap Core Value Fund, the Board noted the following specific factors regarding performance: (1) the Fund commenced operations in November 2008; (2) the Fund outperformed its benchmark index for the one-year period; (3) the Fund outperformed the average performance of its Morningstar peer group funds for the one-year period; and (4) the Fund outperformed comparable institutional accounts managed by EBIM for the one-year period.

With respect to the Eagle Small Cap Growth Fund, the Board noted the following specific factors regarding performance: (1) the Fund outperformed its benchmark index for all relevant time periods; (2) the Fund outperformed the average performance of its peer group funds for all relevant time periods; (3) the Fund outperformed the composite performance of comparable accounts managed by Eagle for the one- and three-year periods, but underperformed for the five- and ten-year periods; and (4) the Fund’s overall 4-star Morningstar rating.

Fees and Expenses  |  The Board considered the advisory fee rate payable by each Fund to Eagle under the Agreement, the subadvisory fee rate payable to a Subadviser, each Fund’s total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of a Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data ended June 30, 2011. In addition, the Board noted that Eagle had undertaken contractual and/or voluntary expense limitations with respect to the Funds for its 2011 fiscal year, which will continue for the 2012 fiscal year.

With respect to the Eagle Capital Appreciation Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group. With respect to GSAM’s subadvisory rate, GSAM represented its fee rate schedule is lower than the standard fee rates charged to a comparable mutual fund subadvised by GSAM.

With respect to Eagle Growth & Income Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group and the fee rate that Eagle charges to its comparably managed institutional accounts.

With respect to the Eagle International Equity Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was higher than the average expense ratio of its peer group. With respect to Artio’s subadvisory fee rate, Artio represented that its fee rate is equal to or lower than that charged to comparable fund clients.

With respect to the Eagle Investment Grade Bond Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was lower than the average expense ratio of its peer group. The Board also noted that Eagle’s fee rate is higher than that charged to comparable institutional accounts.

With respect to the Eagle Large Cap Core Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group. The Board also noted that Eagle’s fee rate is higher than that charged to comparable institutional accounts. The Board also noted that the Fund was scheduled to be reorganized into the Eagle Growth & Income Fund during the first quarter of 2012.

64

Renewal of Investment Advisory and Subadvisory Agreements

UNAUDITED

With respect to the Eagle Mid Cap Growth Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group and the fee rate that Eagle charges to its comparably managed institutional accounts.

With respect to the Eagle Mid Cap Stock Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group and the fee rate that Eagle charges to its comparably managed institutional accounts.

With respect to the Eagle Small Cap Core Value Fund, the Board noted that the Fund’s expense ratio (including the contractual cap) was higher than the average expense ratio of its peer group. With respect to EBIM’s subadvisory fee rate, EBIM represented that certain of its clients with performance incentive fees may pay a lower base fee than the Fund.

With respect to the Eagle Small Cap Growth Fund, the Board noted that the Fund’s expense ratio was lower than the average expense ratio of its peer group and the fee rate that Eagle charges to its comparably managed institutional accounts.

Costs, Profitability and Economies of Scale  |  The Board evaluated Eagle’s and, to the extent available, each Subadviser’s costs and profitability in providing services to a Fund. The Board noted that each Subadviser’s costs and profitability generally are less significant to the Board’s evaluation of the fee rates and expenses paid by a Fund than Eagle’s advisory fee rate and profitability and the Fund’s overall expense ratios. The Board noted that Eagle’s profits on the services it provided to the Funds are reasonable in light of Eagle’s costs in providing services to each Fund and that Eagle manages each Fund’s assets and provides a comprehensive compliance program for each Fund.

The Board considered that the Funds’ management fee rate structures provide for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that each Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to a Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits  |  In evaluating compensation, the Board considered other benefits that may be realized by Eagle, each Subadviser and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Eagle is responsible for serving as administrator for the Funds and oversight of the Funds’ service providers and subadvisers, and receives compensation for acting in these capacities. The Board noted that Eagle and its affiliates have entered into revenue sharing and services agreements with third parties for promotion and/or shareholder services.

The Board also recognized that Eagle Fund Distributors, Inc. (“Distributor”), a subsidiary of Eagle, serves as the principal underwriter and distributor for the Funds, and as such, receives Rule 12b-1 payments from the Funds to compensate it for providing services and distribution activities. These activities could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with the Distributor to sell fund shares and receive compensation from the Distributor.

Each Subadviser also may engage in soft dollar transactions in connection with transactions on behalf of the Fund. In this regard, the Board considered each Subadviser’s process for selecting broker-dealers and for engaging in soft dollar transactions.

Conclusions  |  Based on these considerations, the Board concluded with respect to the Funds that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s and each Subadviser’s services, as applicable to the Funds; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Eagle or a Subadviser were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee rate structure provides each Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements and to approve the Agreements between each Fund and Eagle, and Eagle and each Subadviser.

65

Principal Risks

Additional Informational About Risk Factors

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the Portfolio Manager seeks to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit a fund. There is no assurance that the Portfolio Managers’ investment strategy will enable a fund to achieve its investment objective. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	Capital Appreciation	Growth & Income	International Equity	Investment Grade Bond	Large Cap Core	Mid Cap Growth	Mid Cap Stock	Small Cap Core Value	Small Cap Growth
Call				X
Covered call options		X
Credit		X	X	X
Derivatives			X
Emerging markets			X
Focused holdings	X				X
Foreign securities			X	X
Government sponsored enterprises		X		X
Growth stocks	X	X	X		X	X	X	X	X
High-yield securities		X		X
Inflation				X
Interest rates		X		X
Issuer and market				X
Liquidity			X	X
Market timing activities		X	X					X	X
Mortgage- and asset-backed securities				X
Other investment companies and ETFs			X	X				X
Portfolio turnover			X			X	X
Precious metal-related instruments			X
Sectors	X				X		X
Small- and mid-cap companies	X	X	X			X	X	X	X
Stock market	X	X	X		X	X	X	X	X
Value stocks		X			X		X	X

Call  |  Call risk is the possibility that, as interest rates decline to a level that is significantly lower than the rate assigned to the fixed income security, the security may be called (redeemed) prior to maturity. A fund would lose the benefit of holding a fixed-income security that is paying a rate above the current market rate and would likely have to reinvest the proceeds in other fixed income securities that have lower yields.

Covered call options  |  Because a fund may write covered call options, a fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While call option premiums may generate incremental portfolio income, they also can limit gains from market movements.

Credit  |  A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations.

66

Principal Risks

Derivatives  |  A fund may use derivatives such as futures contracts, forward foreign currency contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

Emerging markets  |  When investing in emerging markets, the risks mentioned below of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be more volatile rates of return.

Focused holdings  |  For funds that normally hold a core portfolio of stocks of fewer companies than other more diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value (“NAV”) and total return.

Foreign securities  |  Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt.

Government sponsored enterprises  |  Investments in government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (3) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

Growth stocks  |  Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

High-yield securities | Investments in securities rated below investment grade, or “junk bonds”, generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Inflation  |  Inflation risk is the risk that the market value of securities will decrease as higher inflation shrinks the purchasing power of any affected currencies.

67

Principal Risks

Interest rates  |  Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. A fund is particularly sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time.

Issuer and market  |  Issuer and market risk is the risk that the prices of, and the income generated by, securities held by the fund may decline in response to certain events, such as general economic and market conditions, regional or global economic instability, interest rate fluctuations, and those events directly involving the issuers.

Liquidity  |  Liquidity risk is the possibility that the fund might be unable to sell a security promptly and at an acceptable price, which could have the effect of decreasing the overall level of the fund’s liquidity. Market developments may cause the fund’s investments to become less liquid and subject to erratic price movements. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

Market timing activities  |  Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are high-yield, small-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the NAV of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the manager and transfer agent of the funds monitor trading in each fund, there is no guarantee that they can detect all market timing activities.

Mortgage- and asset-backed securities  |  Mortgage- and asset-backed security risk, which is possible in an unstable or depressed housing market, arises from the potential for mortgage failure or premature repayment of principal. The reduced value of the fund’s securities and the potential loss of principal as a result of mortgagee’s failure to repay would have a negative impact on the fund. Premature repayment of principal would make it difficult for the fund to reinvest the prepaid principal at a time when interest rates on new mortgages are declining, thereby reducing the fund’s income.

Other investment companies and ETFs  |  Investments in the securities of other investment companies and exchange-traded funds (“ETFs”), (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, a fund becomes a shareholder of that investment company or ETF. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.

As a shareholder, the fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the fund’s investment will decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings at the most optimal time, adversely affecting the fund’s performance.

Portfolio turnover  |  A fund may engage in more active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover may lead to greater transaction costs, result in additional tax consequences to investors and adversely affect performance.

Precious metal-related instruments  |  Precious metal-related instruments can fluctuate due to monetary and political developments such as economic cycles, the devaluation of currency, changes in inflation or expectations about inflation in various countries, interest rates, metal sales by governments or

68

Principal Risks

other entities, government regulation including the possibility that the U.S. government could restrict or prohibit the ownership of gold, and resource availability and demand. Changes in the political climate for major precious metal producers such as China, Australia, South Africa, Russia, the United States, Peru and Canada may have a direct impact on worldwide precious metal prices.

Based on historical experience, during periods of economic or fiscal instability precious metal-related instruments may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

Sectors  |  Companies that are in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Small-and mid cap companies  |  Investments in small- and mid-cap companies generally involve greater risks than investing in large-capitalization companies. Small- and mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-cap companies may have less market liquidity than large-cap companies.

Stock market  |  The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Value stocks  |  Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

2011 Federal Income Tax Notice

UNAUDITED

For the fiscal year ended October 31, 2011 certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010. For each applicable fund, the table below designates the maximum amount of qualified dividend income, which is 100% of what was distributed. In addition, the table designates amounts characterized as long-term capital gains which are also subject to the 15% tax rate. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2011. All dividends paid by the Funds from net investment income are deemed to be ordinary income for federal income tax purposes. Complete information will be computed and reported in conjunction with your 2011 Form 1099-DIV.

	Qualified dividend income	Long-term capital gains
Capital Appreciation Fund	$—	$—
Growth & Income Fund	4,261,143	—
International Equity Fund	1,589,549	—
Investment Grade Bond Fund	—	—
Large Cap Core Fund	816,734	—
Mid Cap Growth Fund	—	—
Mid Cap Stock Fund	—	—
Small Cap Core Value Fund	914,069	4,780,420
Small Cap Growth Fund	—	—

69

Trustee and Officers

Name, birth year, position, term of office(a) and length of time served	Principal occupation(s) during past five years	Number of funds overseen in fund complex	Directorships of other public companies
Interested Trustee (b)
Richard K. Riess (1949) Trustee since 1985; Chairman of the Board of Trustees since 2007	Executive Vice President and Managing Director for Asset Management of RJF since 1998; Chief Executive Officer of Eagle since 1996	9	N/A
Independent Trustees
C. Andrew Graham (1940) Trustee since 1985	First Financial Advisors, LTD & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999	9	N/A

Keith B. Jarrett, PhD (1948) Trustee since 2005	Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003; Director, Bankserv, Inc. (e-payments) since 1998; Director, Pertrac Strategic Financial Solutions (hedge fund software) since 2005	9	N/A

Lincoln Kinnicutt (1944)(c) Trustee since 2006	Retired since 2002; Managing Director, Goldman Sachs 1997-2002	8	N/A

William J. Meurer (1943) Trustee since 2003	Private investor and financial consultant since 2000	9	Sykes Enterprises, Inc.(d); Walter Investment Management Corporation

James L. Pappas (1943) Trustee since 1989; Lead Independent Trustee since 2003	Private investor; Lykes Professor of Banking and Finance at University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005	9	N/A

Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Director, ethiKids, Inc. (child development) since 2009-2010; Founder and Board Member, Creative Tampa Bay (community networking) since 2003; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002; Board Member, Hillsborough Arts, Inc. (501c3 group supporting the arts) since 2009	9	N/A

Officers (e)
Richard J. Rossi (1956) President since March 2010	President and Co-Chief Operating Officer of Eagle since 2009 and 2007, respectively; Executive Vice President Eagle 2000-2009; President and Director of EFD 2005-2011; Chief Executive Officer and Director of EFD since 2011

Susan L. Walzer (1967) Principal Executive Officer since May 2011	Vice President of Fund Administration since May 2011; Chief Compliance Officer of Eagle Family of Funds and Eagle Fund Services (‘EFS”)(f) 2007-2011; Director of Compliance for Eagle 2005-2007

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since May 2011	Manager of Fund Accounting and Fund Reporting for Eagle since 2005 and 2010, respectively

Daniel R. Dzibinski (1974) Chief Compliance Officer and Secretary since May 2011	Manager of Fund Compliance for Eagle since May 2011; Director of Compliance for Eagle 2007-2011

(a) Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 72nd birthday. (b) Mr. Riess is an “interested” person of the Trust as that term is defined by the 1940 Act. Mr. Riess is affiliated with EFD, Eagle and RJF. (c) Mr. Kinnicutt is not a Trustee of the Eagle Capital Appreciation Fund. (d) Sykes Enterprises, Inc. is a technical support company.

(e) Officers each serve one year terms. (f) Prior to September 13, 2010, EFS served as the Funds’ transfer agent.

70

Rev. 6-13-2011

FACTS	WHAT DOES EAGLE FAMILY OF FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social security number	■ Account Balances	■ Transaction History
	■ Assets	■ Account Transactions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eagle Family of Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eagle Family of Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	No	We Don’t Share
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We Don’t Share
For our-affiliates to market to you	No	We Don’t Share
For non-affiliates to market to you	No	We Don’t Share

Questions?	Call 800-421-4184 or go to eagleasset.com

Who we are
Who is providing this notice?	Eagle Asset Management, Inc., Eagle Fund Services, Inc. and Eagle Family of Funds (collectively, “Eagle Family of Funds”)

What we do
How does Eagle Family of Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Eagle Fund Services collect my personal information?	We collect your personal information, for example, when you:
	■ open an account	■ deposit money
	■ direct us to buy securities	■ direct us to sell your securities
■ make a wire transfer
We also collect your personal information from others, such as affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Eagle Asset Management, Inc., Eagle Fund Distributors, Inc., and Eagle Fund Services, Inc.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.
■ Broker-dealers for business related matters.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
■ N/A

Other important information

#

eDelivery is the most convenient, economical and

environmentally-conscious way to receive information about your fund.

To enroll, please visit

eagleasset.com/eDelivery

Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle mutual funds. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset. com or by accessing the Commission’s website at www.sec.gov.

727.567.8143  |  800.421.4184

Eagle Fund Distributors, Inc., Member FINRA  |  Not FDIC Insured  |  May Lose Value  |  No Bank Guarantee

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2011, Eagle Capital Appreciation Fund (the “Trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trust’s Board of Trustees (“Board”) has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services 1

(a)	Audit Fees

The aggregate fees billed by the Trust’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,000 for the fiscal period ended October 31, 2010 and $29,000 for the fiscal period ended October 31, 2011.

(b)	Audit-Related Fees

There were no aggregate fees PwC billed to the Trust for assurance and other services which are reasonably related to the performance of the Trust’s audit and are not reported under Item 4(a) for the fiscal periods ended October 31, 2010 and October 31, 2011. The aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Trust were $0.00 for the fiscal period ended October 31, 2010 and $0.00 for the fiscal period ended October 31, 2011.

(c)	Tax Fees

The aggregate tax fees PwC billed to the Trust for tax compliance, tax advice, and tax planning services were $5,000 for the fiscal period ended October 31, 2010 and $5,000 for the fiscal period ended October 31, 2011. There were no aggregate tax fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2010 and October 31, 2011.

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

(d) All Other Fees

For the fiscal periods ended October 31, 2010 and October 31, 2011 the Trust paid PwC no other fees. There were no aggregate fees PwC billed to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for any other services directly related to the operations and financial reporting of the Trust for the fiscal periods ended October 31, 2010 and October 31, 2011.

(e) The Trust’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

(f) Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal period ended October 31, 2011, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser for the fiscal periods ended October 31, 2010 and October 31, 2011.

(h) The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Trust.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Trust.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Trust.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Trust.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the Trust’s Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Board, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act), the Principal Executive Officer and Principal Financial Officer of the Trust have concluded that such disclosure controls and procedures are effective as of December 19, 2011.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of the Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)    Not applicable to the Trust.

(b)         The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE CAPITAL APPRECIATION FUND

Date: December 19, 2011	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Trust and in the capacities and on the dates indicated.

EAGLE CAPITAL APPRECIATION FUND

Date: December 19, 2011	/s/ Susan L. Walzer
Susan L. Walzer
Principal Executive Officer

Date: December 19, 2011	/s/ Carolyn Gill
Carolyn Gill
Principal Financial Officer